Exhibit 99.2
Quarterly Financial Supplement
For the twelve months ended
December 31, 2005
Investor Relations Department
3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2004.

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

TABLE OF CONTENTS

Section	Tab
Earnings Release & Financial Statements	1.0
Financial Summary	2.0
• Financial Highlights	2.1
• Market Capitalization and Financial Ratios	2.2
• Market Capitalization Summary	2.3
• Significant Accounting Policies	2.4
• Reconciliation of Supplemental Non-GAAP Financial Measures	2.5
(Same Store NOI, FFO and Summary of Consolidated and JV Transactional Income)
Consolidated and Wholly Owned Financial Operations	3.0
• Summary of Capital Transactions	3.1
• Acquisitions, Dispositions, Expansions and Developments	3.2
• Summary of Consolidated Debt	3.3
• Summary of Consolidated Mortgage Principal Payments and Corporate Debt Maturities	3.4
Joint Venture Summaries	4.0
• Joint Venture Financials	4.1
• Joint Venture Partnership Summaries	4.2
Joint Venture Financial Operations	5.0
• Summary of Capital Transactions	5.1
• Acquisitions, Dispositions, Expansions and Developments	5.2
• Summary of Joint Venture Debt	5.3
• Summary of Pro Rata Joint Venture Debt	5.4
• Summary of Joint Venture Mortgage Principal Payments	5.5
Portfolio Statistics	6.0
Appendix	7.0
• Property Listing	7.1
• Investor Information	7.2

DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Contact:	Scott A. Wolstein	Michelle M. Dawson
	Chairman	Vice President of Investor Relations
	Chief Executive Officer	216-755-5455
216-755-5500
DEVELOPERS DIVERSIFIED REALTY REPORTS AN 8.8% INCREASE IN FFO
PER SHARE FOR THE YEAR ENDED DECEMBER 31, 2005

     CLEVELAND, OHIO, February 13, 2006 — Developers Diversified Realty Corporation (NYSE: DDR), a real estate investment trust (“REIT”), today announced that fourth quarter 2005 Funds From Operations (“FFO”), a widely accepted measure of REIT performance, on a per share basis was $0.74 (diluted and basic) as compared to $0.69 (diluted) and $0.70 (basic) per share for the same period in the previous year, an increase of 7.2% diluted and 5.7% basic. FFO available to common shareholders was $81.7 million for the quarter ended December 31, 2005, as compared to $73.0 million for the fourth quarter of 2004, an increase of 11.9%. Net income available to common shareholders for the three month period ended December 31, 2005 decreased 52.6% to $35.1 million or $0.32 per share (diluted and basic) compared to fourth quarter 2004 net income of $74.1 million, or $0.71 per share (diluted) and $0.72 per share (basic). The decrease in net income for the quarter ended December 31, 2005 is primarily related to a decrease in gain on sales of real estate assets and discontinued operations, of $43 million of which $37 million is excluded from the computation of FFO.
     On a per share basis, FFO (diluted) was $3.21 and $2.95 for the years ended December 31, 2005 and 2004, respectively, an increase of 8.8%. FFO available to common shareholders for the year ended December 31, 2005 was $355.1 million compared to FFO available to common shareholders for the year ended December 31, 2004 of $292.3 million. Net income available to common shareholders for the twelve month period ended December 31, 2005 was $227.5 million, or $2.08 per share (diluted) and $2.10 (basic) in 2005, compared to net income available to common shareholders of $219.1 million, or $2.24 per share (diluted) and $2.27 (basic) for 2004.
     Scott Wolstein, DDR’s Chairman and Chief Executive Officer stated, “I’m pleased to report this quarter’s earnings, which reflect outstanding tenant demand for space in our community center portfolio and strong portfolio fundamentals, as well as a strong balance sheet position, with significant cashflow liquidity and financial flexibility. Our year-end results reflect the growing strength of our asset class and successful execution of a focused and disciplined capital recycling strategy. We sold nearly $600 million in assets, which helped generate the capital needed to fund our development pipeline and expand our footprint into Puerto Rico and the Western U.S. through key portfolio acquisitions from Caribbean Property Group and Mervyns.”
     FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from sales of depreciable real estate property, except for those sold through the

Company’s merchant building program, which are presented net of taxes, (iii) sales of securities, (iv) extraordinary items, (v) cumulative effect of changes in accounting standards and (vi) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.
Leasing:
     Leasing activity continues to be strong throughout the portfolio. During the fourth quarter of 2005, the Company executed 101 new leases aggregating approximately 740,000 square feet and 182 renewals aggregating approximately 674,000 square feet. Rental rates on new leases increased by 29.2% to $14.35 per square foot and rental rates on renewals increased by 9.4% to $12.87 per square foot as compared to previously occupied rental rates. On a blended basis, rental rates for new leases and renewals increased by 14.2% to $13.56 per square foot. At December 31, 2005, the average annualized base rent per occupied square foot, including those properties owned through joint ventures, was $11.30.
     At December 31, 2005, the portfolio, including those properties owned through joint ventures, was 96.4% leased. Excluding the impact of the properties acquired from Benderson Development, Caribbean Property Group and Mervyns, the portfolio was also 96.4% leased, as compared to 95.4% at December 31, 2004. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of December 31, 2005, the portfolio was 95.3% occupied. Excluding the impact of the properties acquired from Benderson Development, Caribbean Property Group and Mervyns, the portfolio was 95.1% occupied, as compared to 94.6% at December 31, 2004.
     Same store Net Operating Income (“NOI”) relating to Core Portfolio Properties (i.e., shopping center properties owned since January 1, 2004, including those owned through joint ventures and excluding properties under redevelopment) increased approximately $8.5 million (or 2.2%) for the year ended December 31, 2005.
Strategic Real Estate Transactions:
Mervyns Stores
     In mid September 2005, the Company formed a joint venture (the “Mervyns Joint Venture”) with Macquarie DDR Trust (“MDT”), which acquired the underlying real estate of 36 operating Mervyns stores. The Mervyns Joint Venture is owned 50% by the Company and 50% by MDT. However, the assets, liabilities and operating results are consolidated within the DDR accounts in accordance with FIN 46. The Mervyns Joint Venture acquired one additional asset in the fourth quarter of 2005 for approximately $20.7 million and the final asset was acquired by the joint venture for approximately $11.0 million in January 2006.

Expansions:
     During the year ended December 31, 2005, the Company completed nine expansions and redevelopment projects located in Hoover, Alabama; Tallahassee, Florida; Suwanee, Georgia; Princeton, New Jersey; Hendersonville, North Carolina; Allentown, Pennsylvania; Erie, Pennsylvania; Bayamon, Puerto Rico and Johnson City, Tennessee at an aggregate cost of $41.6 million. The Company is currently expanding/redeveloping eight shopping centers located in Gadsden, Alabama; Ocala, Florida; Stockbridge, Georgia; Ottumwa, Iowa; Gaylord, Michigan; Rome, New York; Mooresville, North Carolina and Bayamon, Puerto Rico at a projected incremental cost of approximately $38.5 million. The Company is also scheduled to commence construction on an additional expansion and redevelopment project at its shopping center located in Amherst, New York.
     During the year ended December 31, 2005, two of the Company’s joint ventures completed expansion/redevelopment projects at their shopping centers located in St. Petersburg, Florida and Merriam, Kansas at an aggregate cost of $9.3 million. Three of the Company’s joint ventures are currently expanding/redeveloping their shopping centers located in Phoenix, Arizona; Lancaster, California and Kansas City, Missouri at a projected incremental cost of approximately $57.4 million. Two of the Company’s joint ventures are also scheduled to commence additional expansion/redevelopment projects at their shopping centers located in Deer Park, Illinois and Kirkland, Washington.
Development (Consolidated):
     During the year ended December 31, 2005, the Company substantially completed the construction of four shopping center projects located in Overland Park, Kansas; Lansing, Michigan; Freehold, New Jersey and Mt. Laurel, New Jersey. Many of these tenants are open and operating.
     The Company currently has eight shopping center projects under construction. These projects are located in Miami, Florida; Nampa, Idaho; McHenry, Illinois; Chesterfield, Michigan; Horseheads, New York; Apex, North Carolina (Beaver Creek Crossings — Phase I); Pittsburgh, Pennsylvania and San Antonio, Texas. These projects are scheduled for completion during 2006 through 2007 at a projected aggregate cost of approximately $428.6 million and will create an additional 4.1 million square feet of retail space. At December 31, 2005, approximately $178.3 million of costs were incurred in relation to these development projects.
     The Company anticipates commencing construction in early 2006 on four additional shopping centers located in Homestead, Florida; Norwood, Massachusetts; Seabrook, New Hampshire and McKinney, Texas.
Development (Joint Ventures):
     The Company has joint venture development agreements for four shopping center projects. These projects have an aggregate projected cost of approximately $119.3 million. These projects are located in Merriam, Kansas; Jefferson County (St. Louis), Missouri; Apex, North Carolina (Beaver Creek Crossings — Phase II, adjacent to a wholly-owned development project) and San Antonio, Texas. The projects located in Merriam, Kansas and San Antonio, Texas are being developed through the Coventry II program. The project located in San Antonio, Texas was substantially completed during 2005 and a portion of the project located in Jefferson County (St. Louis), Missouri has been substantially completed. The remaining projects are scheduled for completion during 2007. At December 31, 2005, approximately $60.7 million of costs were incurred in relation to these development projects.

Dispositions:
     In the fourth quarter of 2005, the Company sold three shopping center properties aggregating 0.1 million square feet for approximately $18.8 million and recognized a non-FFO gain of approximately $2.7 million.
     In December 2005, one of the Company’s joint ventures with Coventry Real Estate Partners sold a 0.3 million square foot shopping center in San Ysidro, California for approximately $42.5 million. The joint venture recognized an aggregate gain of approximately $9.1 million. In conjunction with this transaction, the Company recognized a contribution to FFO of $1.9 million, as the Company considers this sale part of its merchant build program due to the recent redevelopment of this former factory outlet center, which is reflected through its equity in earnings of joint ventures.
Financings:
     In October 2005, the Company issued $350 million of seven-year senior unsecured notes. The 5.375% notes are due on October 15, 2012 and were offered at 99.52% of par. The notes are redeemable prior to maturity at par value plus a make-whole premium. If the notes are redeemed within 90 days of the maturity date, no make-whole premium will be paid. The effective interest rate, after taking into account the treasury rate locks that were previously entered into by the Company, will adjust the seven-year rate to an effective rate of 5.1%. Proceeds from the offering were used for general corporate purposes, including repayment of floating rate debt on the Company’s revolving credit facilities.
     Developers Diversified Realty Corporation currently owns and manages approximately 500 retail operating and development properties in 44 states, plus Puerto Rico, comprising approximately 113 million square feet of real estate. DDR is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.
     A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle M. Dawson, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Website which is located at http://www.ddr.com.
     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant, constructing properties or expansions that produce a desired yield on investment or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2004.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three Month Period		Year Ended
	Ended December 31,		December 31,
Revenues:	2005	2004	2005	2004
Minimum rents (A)	$137,805	$113,131	$512,206	$407,700
Percentage and overage rents (A)	5,417	2,916	10,299	7,572
Recoveries from tenants	43,227	33,749	158,076	116,975
Ancillary income	2,960	1,007	9,548	3,162
Other property related income	894	879	4,888	4,147
Management fee income	5,681	4,162	19,657	14,626
Development fees	1,289	587	3,202	2,311
Other (B)	1,174	931	9,300	13,081

	198,447	157,362	727,176	569,574

Expenses:
Operating and maintenance	28,402	20,812	98,549	64,742
Real estate taxes	23,284	20,441	85,592	73,601
General and administrative (C)	13,860	14,145	54,048	47,126
Depreciation and amortization	47,829	35,748	164,868	124,175

	113,375	91,146	403,057	309,644

Other income (expense):
Interest income	3,686	1,065	10,078	4,233
Interest expense	(50,845)	(36,172)	(182,279)	(124,543)
Other expense (D)	(7)	(320)	(2,532)	(1,779)

	(47,166)	(35,427)	(174,733)	(122,089)

Income before equity in net income of joint ventures, minority equity interests, income tax of taxable REIT subsidiaries and franchise taxes, discontinued operations, gain on sales of real estate and cumulative effect of adoption of a new accounting standard	37,906	30,789	149,386	137,841
Equity in net income of joint ventures (E)	8,890	10,409	34,873	40,895
Minority equity interests (F)	(2,677)	(1,727)	(7,881)	(5,064)
Income tax benefit (expense) of taxable REIT subsidiaries and franchise taxes	213	789	(342)	(1,469)

Income from continuing operations	44,332	40,260	176,036	172,203
Income from discontinued operations (G)	2,455	9,438	18,467	15,918

Income before gain on sales of real estate and cumulative effect of adoption of a new accounting standard	46,787	49,698	194,503	188,121
Gain on sales of real estate, net of tax	2,075	38,150	88,140	84,642

Income before cumulative effect of adoption of a new accounting standard	48,862	87,848	282,643	272,763
Cumulative effect of adoption of a new accounting standard (H)	—	—	—	(3,001)

Net income	$48,862	$87,848	$282,643	$269,762

Net income, applicable to common shareholders	$35,070	$74,055	$227,474	$219,056

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$35,070	$74,055	$227,474	$219,056
Depreciation and amortization of real estate investments	46,610	37,647	169,117	130,536
Equity in net income of joint ventures (E)	(8,890)	(10,409)	(34,873)	(40,895)
Joint ventures’ FFO (E)	11,864	11,824	49,302	46,209
Minority equity interests (OP Units) (F)	729	691	2,916	2,607
Gain on sales of depreciable real estate, net	(3,671)	(40,778)	(58,834)	(68,179)
Cumulative effect of adoption of a new accounting standard (H)	—	—	—	3,001

FFO available to common shareholders	81,712	73,030	355,102	292,335
Preferred dividends	13,792	13,793	55,169	50,706

FFO	$95,504	$86,823	$410,271	$343,041

Per share data:
Earnings per common share
Basic	$0.32	$0.72	$2.10	$2.27

Diluted	$0.32	$0.71	$2.08	$2.24

Dividends Declared	$0.54	$0.51	$2.16	$1.94

Funds From Operations — Basic (I)	$0.74	$0.70	$3.23	$2.98

Funds From Operations — Diluted (I)	$0.74	$0.69	$3.21	$2.95

Basic — average shares outstanding (thousands) (I)	108,523	102,979	108,310	96,638

Diluted — average shares outstanding (thousands) (I)	109,168	105,264	109,142	99,024

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(A)	Increases in base and percentage rental revenues for the twelve month period ended December 31, 2005 as compared to 2004, aggregated $100.2 million consisting of $4.9 million related to leasing of core portfolio properties (an increase of 1.9% from 2004), $132.7 million from the acquisition of assets and $9.8 million related to developments and redevelopments. These amounts were offset by a decrease of $2.6 million related to the Company’s remaining seven business center properties and $44.6 million due to the sale of properties in 2004 and 2005 to joint ventures. Included in the rental revenues for the twelve month periods ended December 31, 2005 and 2004 is approximately $14.4 million and $7.4 million, respectively, of revenue resulting from the recognition of straight line rents.

(B)	Other income for the three and twelve month periods ended December 31, 2005 and 2004 was comprised of the following (in millions):

	Three Month Period		Twelve Month Period
	Ended December 31,		Ended December 31
	2005	2004	2005	2004
Lease termination fees and bankruptcy settlements	$0.8	$0.7	$5.9	$9.8
Financing fees	0.1	—	2.4	3.0
Other miscellaneous	0.3	0.2	1.0	0.3

	$1.2	$0.9	$9.3	$13.1

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the twelve month periods ended December 31, 2005 and 2004, general and administrative expenses were approximately 4.6% and 4.9%, respectively, of total revenues, including joint venture revenues, for each period.

(D)	Other expense is comprised of abandoned acquisition and development project costs and certain litigation costs. In 2005, the Company incurred certain litigation costs of $1.6 million.

(E)	The following is a summary of the Company’s share of the combined operating results relating to its joint ventures (in thousands):

	Three Month Period		Twelve Month Period
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004
Revenues from operations (a)	$112,467	$93,553	$428,587	$324,497

Operating expense	42,234	32,419	152,664	111,313
Depreciation and amortization of real estate investments	21,815	26,303	84,737	64,079
Interest expense	31,091	22,720	117,058	76,994

	95,140	81,442	354,459	252,386

Income from operations before gain on sales of real estate and discontinued operations	17,327	12,111	74,128	72,111
Gain (loss) on sales of real estate	60	(38)	858	4,787
(Loss) income from discontinued operations, net of tax	(905)	1,379	(1,382)	2,269
Gain on sales of discontinued operations, net of tax	13,527	14,727	48,982	39,612

Net income	$30,009	$28,179	$122,586	$118,779

DDR Ownership interests (b)	$8,775	$10,667	$36,828	$42,150

Funds From Operations from joint ventures are summarized as follows:
Net income	$30,009	$28,179	$122,586	$118,779
Gain on sales of real estate, including discontinued operations	(6,287)	(13,577)	(19,014)	(37,866)
Depreciation and amortization of real estate investments	22,029	27,891	87,508	68,456

	$45,751	$42,493	$191,080	$149,369

DDRC Ownership interests (b)	$11,864	$11,824	$49,302	$46,209

DDRC Partnership distributions received, net (c)	$12,927	$15,585	$126,647	$77,505

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(a)	Revenues for the three month periods ended December 31, 2005 and 2004 included approximately $1.1 million and $2.0 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.1 million and $0.4 million, respectively. Revenues for the twelve month periods ended December 31, 2005 and 2004 included approximately $6.6 million and $6.5 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $1.1 and $1.4 million, respectively.

(b)	Included in the Company’s equity in net income and FFO from joint ventures for the twelve months ended December 31, 2004, is approximately $3.2 million of gain related to the sale of a joint venture property at the end of 2003. This amount was recorded as a gain at the joint venture level in 2003 but was deferred by DDR until certain construction and leasing obligations were achieved.

The Company’s share of joint venture net income has been reduced by $0.3 million for the three month period ended December 31, 2004, and by $2.1 million and $1.3 million for the twelve month periods ended December 31, 2005 and 2004, respectively, to reflect additional basis depreciation and adjustments to gain on sales.

At December 31, 2005 and 2004, the Company owned joint venture interests, excluding consolidated joint ventures, relating to 110 and 103 shopping center properties, respectively. In addition, at December 31, 2005 and 2004, respectively, the Company, through a joint venture, owned an interest of approximately 25% in 53 and 63 shopping center sites formerly owned by Service Merchandise, respectively.

(c)	Distributions include funds received from asset sales and refinancings in addition to ongoing operating distributions.
(F)	Minority equity interests are comprised of the following (in thousands):

	Three Month Period		Twelve Month Period
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004
Minority interests	$1,948	$1,036	$4,965	$2,457
Operating partnership units	729	691	2,916	2,607

	$2,677	$1,727	$7,881	$5,064

(G)	The operating results relating to assets classified as discontinued operations are summarized as follows (in thousands):

	Three Month Period		Twelve Month Period
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004
Revenues	$249	$8,185	$21,395	$35,672

Expenses:
Operating	392	3,165	9,139	13,402
Impairment charge	—	—	642	586
Interest, net	39	1,384	3,914	5,902
Depreciation	51	2,147	5,833	8,472
Minority interests	3	(7)	67	(47)

Total expenses	485	6,689	19,595	28,315

(Loss) income before gain on sales of real estate	(236)	1,496	1,800	7,357
Gain on sales of real estate (1)	2,691	7,942	16,667	8,561

Net income	$2,455	$9,438	$18,467	$15,918

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(1)	During 2005, the Company’s gain on sales of real estate was reduced by $1.9 million relating to debt prepayment costs incurred as a result of the sales transaction. This debt prepayment has been accounted for as a cost of sale and neither the gross gain on sale nor the related costs of the sale have been included in FFO.
(H)	The Company recorded a charge of $3.0 million in 2004 as a cumulative effect of adoption of a new accounting standard (FIN 46) attributable to the consolidation of the shopping center in Martinsville, Virginia. This amount represents the minority partner’s share of cumulative losses in the partnership.

(I)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion of 1.3 million Operating Partnership Units (OP Units) outstanding at December 31, 2005 and 2004 into 1.3 million and 1.4 million common shares of the Company for the three month periods ended December 31, 2005 and 2004, respectively, and 1.3 million for each of the twelve month periods ended December 31, 2005 and 2004, on a weighted average basis. The weighted average diluted shares and OP Units outstanding were 110.8 million and 105.4 million for the three month periods ended December 31, 2005 and 2004, respectively, and 110.7 million and 99.1 million for the twelve month periods ended December 31, 2005 and 2004, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data:

	December 31, 2005 (1)		December 31, 2004
Assets:
Real estate and rental property:
Land	$1,721,321		$1,238,242
Buildings	4,806,373		3,998,972
Fixtures and tenant improvements	152,958		120,350
Construction in progress	348,685		245,860

	7,029,337		5,603,424
Less accumulated depreciation	(692,823)		(568,231)

Real estate, net	6,336,514		5,035,193

Cash	30,655		49,871
Advances to and investments in joint ventures	275,136	(2)	288,020
Notes receivable	24,996		17,823
Receivables, including straight line rent, net	112,464		84,843
Other assets, net	83,212		107,797

	$6,862,977		$5,583,547

Liabilities:
Indebtedness:
Revolving credit facilities	$150,000		$60,000
Variable rate unsecured term debt	200,000		350,000
Unsecured debt	1,966,268		1,220,143
Mortgage and other secured debt	1,574,733		1,088,547

	3,891,001		2,718,690
Dividends payable	65,799		62,089
Other liabilities	204,447		192,514

	4,161,247		2,973,293
Minority interests	131,449		55,935
Shareholders’ equity	2,570,281		2,554,319

	$6,862,977		$5,583,547

(1)	Amounts include the consolidation of the Mervyns, 50% owned joint venture, formed in September 2005, which includes $394.7 million of real estate assets, $258.5 million of mortgage debt and $75.1 million of minority interests.

(2)	Includes $91.6 million of advances to the Service Merchandise Joint Venture funded in the second quarter of 2005.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)
Selected Balance Sheet Data (Continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	December 31, 2005	December 31, 2004
Land	$894,477	$798,852
Buildings	2,480,025	2,298,424
Fixtures and tenant improvements	58,060	42,922
Construction in progress	37,550	25,151

	3,470,112	3,165,349
Accumulated depreciation	(195,708)	(143,170)

Real estate, net	3,274,404	3,022,179
Receivables, including straight line rent, net	76,744	68,596
Leasehold interests	23,297	26,727
Other assets	109,490	96,264

	$3,483,935	$3,213,766

Mortgage debt (a)	$2,173,401	$1,803,420
Notes and accrued interest payable to DDR	108,020	20,616
Amounts payable to other partners	—	46,161
Other liabilities	78,406	75,979

	2,359,827	1,946,176
Accumulated equity	1,124,108	1,267,590

	$3,483,935	$3,213,766

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $510.5 million and $420.8 million at December 31, 2005 and December 31, 2004, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the Twelve Months Ended December 31, 2005
FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Year Ended December 31
	2005	2004	2003	2002	2001
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$227,474	$219,056	$189,056 (7)	$69,368 (7)	$65,111
Depreciation and Amortization of Real Estate Investments	$169,117	$130,537	$93,173	$76,462	$63,200
Equity in Net Income From Joint Ventures	($34,873)	($40,896)	($52,917)	($32,769)	($17,010)
Equity in Net Income From Minority Equity Investment	$0	$0	$0	$0	($1,550)
Joint Venture Funds From Operations	$49,302	$46,209	$47,942	$44,473	$31,546
Minority Equity Investment Funds From Operations	$0	$0	$0	$0	$6,448
Operating Partnership Minority Interest Expense	$2,916	$2,607	$1,770	$1,450	$1,531
Cumulative Effect & Extraordinary Charges	$0	$3,001	$0	$0	$0
Gain on Sales of Real Estate	($58,834)	($68,179)	($67,352)	($4,276)	($16,688)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$355,102	$292,335	$211,672	$154,709	$132,587
PREFERRED DIVIDENDS	$55,169	$50,706	$51,204 (7)	$32,602 (7)	$27,262

FUNDS FROM OPERATIONS	$410,271	$343,041	$262,877	$187,311	$159,849

PER SHARE INFORMATION:
Funds From Operations — Diluted	$3.21	$2.95	$2.51	$2.35	$2.33
Net Income — Diluted	$2.08	$2.24	$2.27	$1.07	$1.17
Cash Dividends	$2.16	$1.94	$1.69	$1.52	$1.48

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	110,700	99,147	84,319	65,910	56,957

TOTAL MARKET CAPITALIZATION (1)	$9,781,900	$8,276,943	$5,551,748	$3,460,243	$2,982,461
DEBT TO TOTAL MARKET CAPITALIZATION (1)	39.77%	32.82%	37.42%	43.10%	43.87%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	52.86%	45.58%	48.68%	48.26%	47.18%
DIVIDEND PAYOUT RATIO (1)	66.98%	67.28%	66.03%	62.73%	63.90%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.55%	4.94%	5.35%	4.80%	4.25%

GENERAL AND ADMINISTRATIVE EXPENSES	$54,048	$47,126	$40,820	$29,392	$24,175

REVENUES:
DDR Revenues	$748,571	$605,246	$478,696	$360,778	$324,148
Joint Venture Revenues	$438,103	$348,740	$284,158	$251,905	$244,663

TOTAL REVENUES (3)	$1,186,675	$953,987	$762,853	$612,683	$568,811

NET OPERATING INCOME:
DDR Net Operating Income	$555,291	$453,501	$356,348	$272,764	$248,838
Joint Venture Net Operating Income	$280,617	$228,358	$184,927	$167,573	$166,545

TOTAL NET OPERATING INCOME (4)	$835,907	$681,859	$541,274	$440,337	$415,383

REAL ESTATE AT COST:
DDR Real Estate at Cost	$7,029,337	$5,603,424	$3,884,911	$2,804,056	$2,493,665
Joint Venture Real Estate at Cost (5)	$3,470,112	$3,165,335	$2,275,216	$1,785,165	$1,862,515

TOTAL REAL ESTATE AT COST (6)	$10,499,449	$8,768,759	$6,160,127	$4,589,221	$4,356,179

(1)	See Market Capitalization and Financial Ratio section for detail calculation.

(2)	The calculation includes joint venture revenues.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes FMV purchase price gross up of assets shown as equity investment in joint ventures.

(6)	Includes construction in progress (CIP) at December 31, 2005 of $386.2 million (includes $37.5 million of CIP included in joint ventures, of which $6.8 million represents the Company’s proportionate share), and at December 31, 2004, 2003, 2002, 2001 CIP aggregated $271.0 million, $290.7 million $237.8 million and $287.7 million, respectively.

(7)	Amounts were adjusted to include original issuance costs associated with the redemption of Preferred Operating Partnership Units and preferred stock of $10,710,000 for the year ended December 31, 2003 and $5,543,734 for the year ended December 31, 2002 pursuant to EITF topic NO. D-42.

Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the Twelve Months Ended December 31, 2005
MARKET CAPITALIZATION & FINANCIAL RATIOS

	Year Ended December 31
	2005	2004	2003	2002	2001
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$3,890,709	$2,716,426	$2,077,558	$1,491,481	$1,308,301
Total Market Capitalization *	$9,781,900	$8,276,943	$5,551,748	$3,460,243	$2,982,461

	39.77%	32.82%	37.42%	43.10%	43.87%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	52.86%	45.58%	48.68%	48.26%	47.18%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$4,401,169	$3,137,184	$2,446,026	$1,878,575	$1,688,904
Total Market Capitalization *	$10,292,361	$8,697,701	$5,920,216	$3,847,336	$3,363,064

	42.76%	36.07%	41.32%	48.83%	50.22%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	55.84%	49.27%	53.79%	54.20%	53.85%

INTEREST COVERAGE RATIO:
Interest Expense	$186,196	$130,447	$90,162	$77,208	$81,770
FFO Before Interest and Preferred Dividends *	$596,466	$473,488	$353,039	$282,856	$260,700

	3.20	3.63	3.92	3.66	3.19

DEBT SERVICE COVERAGE RATIO:
Debt Service *	$219,349	$152,927	$101,890	$83,958	$88,764
FFO Before Interest and Preferred Dividends *	$596,466	$473,488	$353,039	$282,856	$260,700

	2.72	3.10	3.46	3.37	2.94

FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges	$274,518	$203,633	$142,385	$129,353	$135,107
FFO Before Interest and Preferred Dividends *	$596,466	$473,488	$353,039	$282,856	$260,700

	2.17	2.33	2.48	2.19	1.93

DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$237,856	$196,685	$146,846	$100,531	$84,721
Funds From Operations exclusive of charge associated with preferred stock redemption	$355,102	$292,335	$222,382	$160,253	$132,587

	0.67	0.67	0.66	0.63	0.64

*	See Attached for Detail Calculation

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Twelve Months Ended December 31, 2005

	Year Ended December 31
	2005		2004	2003	2002	2001
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	108,948		108,083	86,425	66,609	59,455
Operating Partnership Units Outstanding	1,350		1,350	1,129	911	1,038

Total	110,298		109,432	87,554	67,520	60,493
Share Price	$47.02		$44.37	$33.57	$21.99	$19.10

Market Value of Common Shares	$5,186,192		$4,855,516	$2,939,190	$1,484,762	$1,155,410

Preferred Shares at Book Value	$705,000		$705,000	$535,000	$304,000	$303,750
Preferred Units and Warrant	$0		$0	$0	$180,000	$215,000
Total Debt	$3,890,709	(1)	$2,716,426	$2,077,558	$1,491,481	$1,308,301

TOTAL MARKET CAPITALIZATION	$9,781,900		$8,276,943	$5,551,748	$3,460,243	$2,982,461

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	108,948		108,083	86,425	66,609	59,455
Operating Partnership Units Outstanding	1,350		1,350	1,129	911	1,038

Total	110,298		109,432	87,554	67,520	60,493
Share Price	$47.02		$44.37	$33.57	$21.99	$19.10

Market Value of Common Shares	$5,186,192		$4,855,516	$2,939,190	$1,484,762	$1,155,410

Preferred Shares at Book Value	$705,000		$705,000	$535,000	$304,000	$303,750
Preferred Units and Warrant	$0		$0	$0	$180,000	$215,000
Total Debt	$3,890,709	(1)	$2,716,426	$2,077,558	$1,491,481	$1,308,301
Proportionate Share of JV Debt	$510,460		$420,758	$368,468	$387,094	$380,604

TOTAL MARKET CAPITALIZATION	$10,292,361		$8,697,701	$5,920,216	$3,847,336	$3,363,064

(1)	Includes $258 million of consolidated debt relating to a 50% owned joint venture, treatment is conservative.

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Twelve Months Ended December 31, 2005

	Year Ended December 31
	2005	2004	2003	2002	2001
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$7,029,337	$5,603,424	$3,884,911	$2,804,056	$2,493,665
Cash and Cash Equivalents	$30,655	$49,871	$111,033	$16,371	$19,070
Notes Receivable	$24,996	$17,823	$9,813	$11,662	$5,221
Advances and Investments in Joint Ventures	$275,136	$288,020	$262,072	$258,611	$255,327

	$7,360,124	$5,959,138	$4,267,829	$3,090,699	$2,773,281

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$7,029,337	$5,603,424	$3,884,911	$2,804,056	$2,493,665
Notes Receivable or Proportionate Share Thereof	$116,212	$44,536	$41,018	$50,521	$22,000
Proportionate Share of JV Undepreciated Real Estate Assets	$736,109	$719,619	$621,113	$611,224	$620,688

	$7,881,658	$6,367,578	$4,547,043	$3,465,801	$3,136,353

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$355,102	$292,335	$211,672	$154,709	$132,587
Interest Expense	$186,196	$130,447	$90,162	$77,208	$81,770
Preferred Dividends, Including Preferred Operating Minority Interest & D-42 Dividend	$55,169	$50,706	$51,204	$50,939	$46,343

	$596,466	$473,488	$353,039	$282,856	$260,700

DEBT SERVICE
Interest Expense	$186,196	$130,447	$90,162	$77,208	$81,770
Recurring Principal Amortization	$33,154	$22,480	$11,728	$6,750	$6,994

	$219,349	$152,927	$101,890	$83,958	$88,764

FIXED CHARGES
Debt Service	$219,349	$152,927	$101,890	$83,958	$88,764
Preferred Dividends, Including Preferred Operating Minority Interest and excluding non-case	$55,169	$50,706	$40,494	$45,395	$46,343

D-42 dividend.	$274,518	$203,633	$142,385	$129,353	$135,107

Market Capitalization and Financial Ratios 2.2

$9.8 Billion Total Capitalization as of December 31, 2005 Common Shares Equity (2) $5,186.2 53% Perpetual Preferred Stock $705.0 7% Fixed Rate Unsecured Debt $1,906.0 19% Floating Rate Unsecured Debt $60.0 1% Construction Finance $66.9 1% Variable Rate Revolving Credit and Term Debt $570.0 6% Mortgage Debt (3) $1,287.8 13% (1) Figures in millions unless otherwise noted. (2) Market Value ($47.02 per share as of December 31, 2005) includes operating partnership units equivalent to approximately 1.3 million of the Company's Common shares. (3) Does not include proportionate share of joint venture debt aggregating $ 510.5 million.

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.
•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants’ leases.
•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures	Useful lives, which approximate lease
and Tenant Improvements	terms, where applicable

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.
•	Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company.
•	Construction in progress includes shopping center developments and significant expansions and re-developments.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.
•	For the years ended December 31, 2005, 2004, 2003, 2002 and 2001, the Company capitalized interest of $12.5 million, $10.0 million, $11.4 million, $9.5 million and $12.9 million, respectively.
•	In addition, the Company capitalized certain construction administration costs of $6.2 million for the year ended December 31, 2005 and $5.5 million, $5.1 million, $4.5 million and $3.3 million for the years ended December 31, 2004, 2003, 2002 and 2001, respectively.
•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Reconciliation of Same Store Net Operating Income (NOI) to Total Revenues and Certain Expenses

	Twelve Month Period
	December 31,
	2005	2004
Total Revenues DDR	$727,176	$569,574
Total Revenues DDR Combined Joint Ventures	428,587	324,497
Operating and Maintenance — DDR	(98,549)	(64,742)
Real Estate Taxes — DDR	(85,592)	(73,601)
Operating and Maintenance — DDR Combined Joint Ventures	(152,664)	(111,313)

Combined NOI	$818,958	$644,415

Total Same Store NOI	$392,779	$384,253	2.2%
Property NOI from other operating segments	426,179	260,162

Combined NOI	$818,958	$644,415

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation
Reconciliation of Funds From Operations (FFO):

	Three Month Period		Twelve Month Period
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$35,070	$74,055	$227,474	$219,056
Depreciation and Amortization of Real Estate Investments	46,610	37,647	169,117	130,536
Equity in Net Income From Joint Ventures	(8,890)	(10,409)	(34,873)	(40,895)
Joint Venture Funds From Operations	11,864	11,824	49,302	46,209
Operating Partnership Minority Interest Expense	729	691	2,916	2,607
Gain on Sales of Real Estate	(3,671)	(40,778)	(58,834)	(68,179)
Cumulative effect of adoption of a new accounting standard	—	—	—	3,001

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$81,712	$73,030	$355,102	$292,335

Preferred dividend charges in accordance with EITF Topic No. D-42	13,792	13,793	55,169	50,706

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$95,504	$86,823	$410,271	$343,041

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three Month Period		Twelve Month Period
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004	Income Statement Caption
Transactional Income Included in FFO
Consolidated
Merchant Building Gains, Net	$1,073	$1,147	$40,780	$11,365	Gain on Sales of Real Estate
Land Sale Gains	22	4,167	5,193	13,659	Gain on Sales of Real Estate

	$1,095	$5,314	$45,973	$25,024

Transactional Income NOT Included in FFO
Consolidated
Gain on Sales	$980	$32,836	$42,167	$59,618	Gain on Sales of Real Estate
Gain on Sales from Discontinued Operations	2,691	7,942	16,667	8,561	Gain on Sales of Discontinued Operations

	$3,671	$40,778	$58,834	$68,179	FFO Reconciliation

Gain on Sales of Real Estate
Merchant Building Gains, Net	$1,073	$1,147	$40,780	$11,365
Land Sale Gains	22	4,167	5,193	13,659
Gain on Sales	980	32,836	42,167	59,618

	$2,075	$38,150	$88,140	$84,642	Consolidated Income Statement

Gain on Sales of Real Estate From Discontinued Operations
Gain on Sales from Discontinued Operations	$2,691	$7,942	$16,667	$8,561	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

	Three Month Period		Twelve Month Period
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004	Income Statement Caption
Transactional Income Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$7,300	$1,112	$30,826	$2,000	Gain on Sales of Real Estate
Land Sales Gains	—	—	—	4,533	Gain on Sales of Real Estate
Deferred DDR Gain	—	—	—	3,256	(1)

	$7,300	$1,112	$30,826	$9,789

DDR’s Proportionate Share	$2,359	$274	$7,571	$4,907

Transactional Income NOT Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$6,227	$13,615	$18,156	$37,612	Gain on Sales of Real Estate
Other Gains (losses) on Sales	60	(38)	858	254	Gain on Sales of Real Estate

	$6,287	$13,577	$19,014	$37,866	FFO Reconciliation

DDR’s Proportionate Share	$1,691	$4,164	$6,301	$12,720

Gain (loss) on Sales of Real Estate
Land Sales Gains	$—	$—	$—	$4,533
Other Gains (losses) on Sales	60	(38)	858	254

	$60	$(38)	$858	$4,787	Gain (loss) on Sales of Real Estate

Gain on Sales of Real Estate From Discontinued Operations
Gain on Sales from Discontinued Operations Included in FFO	$7,300	$1,112	$30,826	$2,000
Gain on Sales from Discontinued Operations NOT Included in FFO	6,227	13,615	18,156	37,612

	$13,527	$14,727	$48,982	$39,612	Gain on Sales of Discontinued Operations

(1) Included in the Company’s equity in net income and FFO from joint ventures for the twelve months ended December 31, 2004, is approximately $3.2 million of gain related to the sale of a joint venture property at the end of 2003. This amount was recorded as a gain at the joint venture level in 2003 but was deferred by DDR until certain construction and leasing obligations were achieved.

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Wholly Owned and Consolidated Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Twelve Month Period Ended December 31, 2005

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2005		2004		2003		2002		2001
Acquisitions/Transfers	$1,610.8	(1)	$2,170.8	(5)	$1,363.6	(7)	$298.6	(9)	$289.3	(11)
Completed Expansions	41.6		25.2		26.8		8.0		13.7
Developments & Construction in Progress	246.1		203.8		104.6		66.4		72.9
Tenant Improvements & Building Renovations	7.5	(2)	6.6		6.3		7.3		6.1
Furniture Fixtures & Equipment	10.7	(3)	1.3		1.9		2.3		2.5

	1,916.7		2,407.7		1,503.2		$382.6		$384.5
Less: Real Estate Sales & Joint Venture Transfers	(490.8)	(4)	(689.2)	(6)	(422.4)	(8)	($72.2)	(10)	($52.7)

Total DDR Net Additions (Millions)	$1,425.9		$1,718.5		$1,080.8		$310.4		$331.8

(1)	Includes transfer to DDR from joint ventures of the Dublin, OH shopping center, which has an aggregate cost of $36.2 million and a $5.4 million basis adjustment to the Benderson acquisition relating to master lease adjustments.

(2)	The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $8.0 million associated with its wholly owned and consolidated portfolio during 2006.

(3)	The large increase in FF& E in 2005 is primarily attributed to certain IT projects, expansion of corporate headquarters, and fractional ownership interest in corporate jets.

(4)	In addition to the asset sales this balance includes the transfer of twelve assets with an aggregate cost of $258.6 million to the Macquarie DDR Trust joint venture and the sale of several outparcels.

(5)	Includes the acquisition of the Benderson portfolio aggregating $2,014.4 million, the consolidation of certain joint venture assets aggregating $37.9 million due to FIN 46 and transfers to DDR from joint ventures of the Littleton, CO and Merriam, KS shopping centers which had an aggregate value of $111.8 million. This also includes the purchase of DDR corporate headquarters for $6.7 million.

(6)	In addition to the asset sales which had an aggregate cost of $62.6 million, this balance includes the sale of several land parcels with an aggregate cost of $41.1 million. This balance also includes the transfer of twelve assets with an aggregate cost of $258.3 million to the Macquarie DDR Trust joint venture, the transfer of twelve assets with an aggregate cost of $124.0 to the DPG Realty Holdings joint venture and the transfer of thirteen assets with an aggregate cost of $203.2 to the DDR Markaz II joint venture.

(7)	Includes the merger of JDN which had an aggregate value of $1,064.0, the acquisition of a shopping center in Broomfield, CO aggregating $55.5, and the transfer from joint ventures of the Leawood, KS and Suwanee, GA shopping centers aggregating $125.9, and the consolidation of the assets aggregating $118.2 million owned by DD Development Company.

(8)	In addition to asset sales which had an aggregate cost of $62.9 million, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA, Winchester, VA, Tampa, FL, Toledo, OH, Highland, IN, Oviedo, FL and Grove City, OH and the sale of several outparcels, which had an aggregate cost of $13.5 million. The balance also includes the transfer of six assets with an aggregate cost of $192.4 million to the Macquarie DDR Trust joint venture, these assets are shopping centers located in Canton, OH, North Olmsted, OH, Independence, MO and St. Paul, MN.

(9)	Includes transfers from joint ventures of the Independence, MO shopping center, Phase IV of the Salisbury, MD shopping center, Canton, OH shopping center, Plainville, CT shopping center, and San Antonio, TX shopping center to DDR.

(10)	Includes a transfer to joint ventures for the newly developed shopping center in Kildeer, Illinois, the sales of shopping centers located in Cape Coral, Florida, Huntsville, Alabama, Ocala, Florida, Orlando, Florida and St. Louis, Missouri, the sale of three outlots, and a write-off of $5.0 million relating to the former K-mart space at North Little Rock, Arkansas which is being redeveloped.

(11)	The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) which was merged during 2nd quarter 2001.

Summary of Wholly Owned Capital Transactions 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Wholly Owned and Consolidated Acquisitions
for the Twelve Month Period Ended December 31, 2005

			Cost	Acquisition
Property Location	GLA	(1)	(Millions)	Date	Major Tenants
Caribbean Property Group	4,851,922		$1,160.1	01/27/05	Portfolio of 15 operating properties located in Puerto Rico

Mervyns	2,821,621		$ 409.1	09/16/05	Portfolio of 37 open and operating Mervyns stores

Total	7,673,543		$1,569.2

(1)	GLA may include property managed, but not owned.

Wholly Owned and Consolidated Dispositions
for the Twelve Month Period Ended December 31, 2005

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date
Wilmington, OH	55,130	$2.0	5/17/2005
Cleveland, OH	49,420	$2.2	6/30/2005
Hillsboro, OH	58,564	$1.2	7/12/2005
Ashland, OH	110,505	$0.8	7/12/2005
Melbourne, FL	121,913	$1.1	7/25/2005
Connersville, IN	141,770	$8.6	9/20/2005
American Industrial Properties	3,213,001	$177.0	9/30/2005
Fern Park, FL	16,000	$1.0	10/11/2005
Ft. Worth, TX	68,492	$10.6	11/01/2005
Memphis, TN	64,223	$7.2	12/20/2005

Total	3,899,018	$211.7

Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Wholly Owned and Consolidated
Expansion and Redevelopment Projects
for the Twelve Month Period Ended December 31, 2005

Projects Completed

Hoover, AL	Constructed a David’s Bridal (opened 7/05), West Marine (opened 12/05) and renovated the shopping center.

Tallahassee, FL	Retenanting of former Lowe’s with Bealls (opened 04/04), Cato and It’s Fashion (opened 01/05) and an additional junior anchor.

Suwanee, GA	Retenanting of former K-Mart with PetsMart (opened 4/05) and Shoe Gallery (opened 03/04), and Borders (opened 11/05).

Princeton, NJ	Expansion of the shopping center to create a Babies ‘R Us (opened 9/05) and additional 39,600 sf of retail space including West Elm (opened 10/05), Yankee Candle (opened 12/05), Snip Its, Barbeques Galore, and other retailers to be announced.

Hendersonville, NC	Recapture of former Wal-Mart space; redemised for Epic Theater (opened 6/05), Big Lots (opened 4/05) and an additional junior anchor.

Allentown, PA	Construction of 18,200 sf outparcel building for retail tenants including Sleepys, Cost Cutters, Quiznos, Cold Stone Creamery, Game Stop, Tutoring Club, (all opened 3rd quarter 2005) and other retailers to be announced.

Erie, PA	Construction of a 6,700 sf free standing building for retail tenants including Subway, Best Cuts and other retailers to be announced.

Bayamon, PR (Plaza Del Sol)	Construction of parking deck expansion to accommodate a new junior anchor.

Johnson City, TN	Kohl’s constructed 88,248 sf store (opened 4/05), plus construction of 25,000 sf additional retail space.

Total Net Cost (Millions)	$41.6

Projects in Progress

Gadsden, AL	Break-up of 64,400 sf building to create a Fred's (opened 05/04), a Burke's Outlet (opened 12/04) and another junior anchor.

Ocala, FL	Recaptured the Winn Dixie and expanding the space by 6,000 sf for Hobby Lobby.

Stockbridge, GA	Redemised space to accommodate a Northern Tool (opened 10/05) and other junior anchors to be announced.

Ottumwa, IA	Recaptured Wal-Mart and release to Goody's (opened 9/04) and 47,422 sf of additional junior anchor stores.

Gaylord, MI	Recaptured Wal-Mart and release to Big Lots, Dunhams and 39,767 sf of additional junior anchor stores.

Rome, NY	Expansion of the shopping center to accommodate a new Marshall's (scheduled to open 1st quarter 2006).

Mooresville, NC	Construction of a Gander Mountain and relocation of Rugged Warehouse (opened 7/05).

Bayamon, PR (Rio Hondo)	Expansion of the shopping center to construct a Super Marshall's (opened 11/05), a Comp USA in the former Marshall's space (scheduled to open 2nd quarter 2006), and 19,800 sf of small shops and a freestanding outparcel.

Total Net Cost (Millions)	$38.5

Projects to Commence Construction

Amherst, NY	Construct 5,300 sf free standing building for retail shops.
Wholly Owned Expansions and Redevelopments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Wholly Owned and Consolidated Development Projects
for the Twelve Month Period Ended December 31, 2005

				Substantial
			Net Cost	Completion
	GLA		(Millions)	Date	Major Tenants
Projects Substantially Completed

Overland Park, KS	410,554	(1)	$9.2	2005	Home Depot, Sam's Club, Aldi's Grocery, Party City, Goodyear Tire, Bank of America, Babies 'R Us (opened 12/04), Golf Galaxy (opened 3/05), CiCi's Pizza(opened 5/05) and 3,427 sf of additional retail space

Lansing, MI	465,248	(1)	$17.4	2005	Wal-Mart, Lowe's, Michael's, Gander Mountain, PetsMart (opened 6/05)

Freehold, NJ	500,000		$29.7	2005	Wal-Mart and Sam's Club (scheduled to open 1st quarter 2006) and other retail tenants and outparcels to be announced

Mt. Laurel, NJ	715,251	(1)	$57.4	2004 & 2005	Target, Bed, Bath & Beyond, Lane Bryant, Payless ShoeSource (opened 4th quarter 2004). Costco and Panera Bread (opened 1st quarter 2005). TJ Maxx, PetsMart, JoAnn's, DSW, and Golf Galaxy (opened 2nd quarter 2005), and The Sports Authority (opened 3rd quarter 2005), Wegman's (scheduled to open 1st quarter 2006), and other retail tenants and outparcels to be announced
Projects in Progress

Miami, FL	634,211		$103.9	2006 & 2007	To be announced

Nampa, ID	675,951		$52.6	2006 & 2007	To be announced

McHenry, IL	451,080	(1)	$58.9	2006 & 2007	Dick's and other retail tenants to be announced

Chesterfield, MI	256,549	(1)	$12.5	2005 & 2006	Wal-Mart and 25,400 sf of small shop retail and additional retail space

Horseheads, NY	684,866	(1)	$48.4	2007	To be announced

Apex, NC (Beaver Creek Crossings-Phase I) (2)	345,254		$56.6	2006	Consolidated Theaters (scheduled to open 2nd quarter 2006) and other retail tenants to be announced

Pittsburgh, PA	367,273	(1)	$16.2	2006	Target, Sportsmans Warehouse (opened 11/05), Sam's Club (scheduled to open 2nd quarter 2006) and other retail tenants and restaurants to be announced

San Antonio, TX (Stone Oak) (3)	664,495	(1)	$79.5	2007	Target and other tenants to be announced

Projects to Commence Construction

Homestead, FL	397,608	(1)	$51.9	2007	To be announced

Norwood, MA	95,242		$25.6	2007	To be announced

Seabrook, NH	398,805	(1)	$41.4	2007	To be announced

McKinney, TX (Phase II)	87,757		$7.3	2007	To be announced

Wholly Owned Development Totals	7,150,144		$668.5

(1)	Includes square footage not owned by the company.

(2)	The asset is being developed with First Carolina Properties who has a 20% minority interest.

(3)	The asset is being developed with David Berndt Interest who has a 50% interest.

Wholly Owned Developments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Wholly Owned and Consolidated Development
Assets Placed in Service as of December 31, 2005

Assets Placed
in Service
Date	(Millions)

As of December 31, 2004	$40.6
1st Quarter 2005	$4.1
2nd Quarter 2005	$24.0
3rd Quarter 2005	$6.6
4th Quarter 2005	$25.8
Projected 2006	$108.4
Thereafter	$459.0

Total	$668.5

Wholly Owned and Consolidated Development
Funding Schedule as of December 31, 2005

Funded as of December 31, 2005	$343.4
Projected Net Funding During 2006	$181.4
Projected Net Funding Thereafter	$143.7

Total	$668.5

Wholly Owned Development Delivery and Funding Schedules 3.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Consolidated Debt
as of December 31, 2005

		Mortgage		Maturity	Interest
		Balance(000's)		Date	Rate (1)
SENIOR DEBT:
Unsecured Credit Facilities:
$200 Million Term Loan		$200,000		05/07	5.080
$1 Billion Revolving Credit Facility		150,000		05/08	4.642
$60 Million Revolving Credit Facility		0		05/08	NA
Secured Credit Facilities:
San Antonio, TX		0		07/06	NA
$400 Million Term Loan		220,000		06/08	5.070

Total Term and Credit Facility Debt		570,000

PUBLIC DEBT:
Medium Term Notes	F	98,482	(2)	03/07	7.000
Medium Term Notes	F	10,000		07/07	7.020
Unsecured Notes	F	85,000		08/07	6.950
Medium Term Notes	F	2,000		12/07	6.960
Medium Term Notes	F	99,947		01/08	6.625
Medium Term Notes	F	274,295		01/09	3.875
Medium Term Notes	F	199,664		05/10	5.000
Medium Term Notes	F	299,692		07/10	4.625
Medium Term Notes	F	249,195		04/11	5.250
Medium Term Notes	F	348,370		10/12	5.375
Medium Term Notes	F	199,332		05/15	5.500
Medium Term Notes	F	100,000		07/18	7.500

Total Public Debt		1,965,975

MORTGAGE DEBT:
Stone Oak, TX	V	5,000		07/06	6.390
Bayonet Point, FL	F	5,327		08/06	9.750
Silver Springs, MD (Tech 29-2)	F	3,376		09/06	9.050
Dublin, OH	F	9,185		09/06	8.375
Pickerington, OH	F	4,079		12/06	8.250
Sault St. Marie, MI	F	1,497		05/07	8.375
Hamilton, NJ	V	65,000		05/07	5.190
St. Louis, MO (Olympic)	F	3,193		08/07	9.150
Berlin, VT	F	4,940		08/07	9.750
Mt. Laurel, NJ	V	46,354		09/07	5.290
Apex, NC	V	15,573		10/07	5.390
DDR MDT MV, LLC	V	45,923	(3)	10/07	5.110
Tupelo, MS	F	11,466		03/08	4.410
Jacksonville, FL	F	6,579		03/08	4.410
Solon, OH	F	15,883		03/08	4.410
N. Charleston, SC	F	11,372		03/08	4.410
Walker, MI	F	8,364		03/08	4.410
Mt. Pleasant, SC (GS II)	F	7,706		03/08	4.410
Meridian, ID (GS II)	F	24,905		03/08	4.410
Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Consolidated Debt
as of December 31, 2005 (con’t)

		Mortgage		Maturity	Interest
		Balance(000's)		Date	Rate (1)
Birmingham, AL (GS II)	F	$26,972		03/08	4.410
Wilmington, NC (GS II)	F	20,676		03/08	4.410
Durham, NC (GS II)	F	7,049		03/08	4.410
Silver Springs, MD (Tech 29-1)	F	6,722		02/09	7.330
Leawood, KS	F	50,318		07/09	7.310
Martinsville, VA	F	19,656		12/09	8.460
St. Louis, MO (Keller)	F	1,353		01/10	8.625
DDR MDT MV, LLC	F	212,550	(3)	10/10	5.211
Big Flats, NY (Big Flats I)	F	10,176		12/10	8.011
Plattsburgh, NY	F	9,936		12/10	8.000
Erie, PA	F	25,322		04/11	6.884
Erie, PA	F	2,923		04/11	6.884
Boardman, OH	F	26,297		04/11	6.884
St. Louis, MO (Sunset)	F	34,090		04/11	6.884
St. Louis, MO (Brentwood)	F	25,322		04/11	6.884
Denver, CO (Centennial)	F	37,984		04/11	6.884
Gates, NY (Westgate)	F	24,757		10/11	7.240
Indian Train, NC (Union TC Ph I)	F	6,919		10/11	7.000
Ashtabula, OH	F	6,888		12/11	7.000
West Pasco, FL	F	4,784		02/12	9.625
Denver, CO (Univ Hills)	F	28,361		06/12	7.300
St. Louis, MO (Gravois)	F	1,582		07/12	8.625
N. Charleston, SC	F	10,651		07/12	7.370
Mooresville, NC	F	23,770		12/12	6.930
Big Flats, NY (Big Flats IV)	F	1,027		01/13	7.600
Big Flats, NY (Big Flats II & III)	F	4,406		01/13	8.010
Buffalo, NY (Delaware Commons)	F	1,125		01/13	6.960
Jamestown, NY (Southside Plaza)	F	1,619		04/13	7.590
Victor, NY (Victor Square)	F	6,599		04/13	5.800
Mays Landing, NJ (Wrangleboro)	F	50,221		05/13	6.990
Beachwood, OH	F	3,544		07/13	7.640
W. Long Branch, NJ (Monmouth)	F	14,125		07/13	8.570
Boynton Beach, FL (Meadows Square)	F	4,410		07/13	6.720
Englewood, FL (Rotonda)	F	2,062		07/13	5.800
Reno, NV	V	3,544		02/15	8.450
Olean, NY	F	4,736		07/15	8.995
Mays Landing, NJ (Hamilton)	F	15,349		09/15	4.700
Columbus, OH (Consumer II West)	F	13,942		11/15	10.188
Amherst, NY (Kmart/Blvd Cons. II)	F	12,501		11/15	7.850
Lockport, NY (Walmart/Tops)	F	12,962		01/16	8.000
Merriam, KS (TIF)	F	7,975		02/16	6.900
Rome, NY (Freedom)	F	4,452		09/16	7.850
Medina, NY	F	3,873		11/16	7.660
Bellefontaine, OH	F	2,349		12/16	7.500
Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Consolidated Debt
as of December 31, 2005 (con’t)

		Mortgage		Maturity	Interest
		Balance(000's)		Date	Rate (1)
Amherst, NY (Tops Transit + French)	F	$5,225		12/16	7.680
Canandaigua, NY	F	5,736		01/17	6.150
Cheektowaga, NY (Walmart Thruway)	F	4,973		10/17	6.780
Ithaca, NY	F	19,323		01/18	7.050
Amherst, NY (Target/Blvd Cons. II)	F	13,623		07/18	5.670
Springville, NY	F	6,182		07/18	6.375
Niskayuna, NY (Mohawk)	F	25,049		12/18	5.750
Henderson, TN	F	8,971		01/19	7.660
Spring Hill, FL	F	5,142		09/19	9.750
Alden, NY	F	4,416		10/19	8.100
Cedar Rapids, IA	F	9,752		01/20	9.375
Riverdale, UT (North)	F	8,719		10/20	9.300
Plainville, CT	F	7,100		04/21	7.125
Allentown, PA	F	18,044		06/21	6.950
Princeton, NJ	F	25,699		03/27	8.262
Bayamon, PR (Rio Hondo)	F	56,743		05/28	7.180
San Juan, PR (Senorial Plaza)	F	14,735		05/28	7.180
Bayamon, PR (Rexville Plaza)	F	8,877		05/28	7.180
Arecibo, PR (Atlantico)	F	14,826		05/28	7.180

Total Mortgage Debt		1,354,733

Total Debt		$3,890,709

Adjustment for Reverse Swap		292	(4)

		$3,891,001

Weighted Average — Total				5.36 years	5.7%

Weighted Average — Fixed		$3,079,315		6.27 years	5.8%

Weighted Average — Floating		$811,393		1.89 years	5.1%

Notes:

F — Fixed Rate Debt	V — Variable Rate Debt
1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized 2005 deferred finance cost amortization of approximately $7.4 million, net is offset by approximately $12.5 million of annualized fair market value adjustment in 2005.
2.	Public debt of $60 million has been converted to a variable rate of 6.345%. The remaining balance of $38.5 million is at the stated fixed rate.
3.	The company’s 50% joint venture with DDR Macquarie is consolidated within DDR’s accounts pursuant to FIN 46.
4.	Offset included in other assets.
Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of December 31, 2005
(000’s)

	2006 Payments	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	Thereafter	Total
PROPERTY MORTGAGES
Plainville, CT (TIF)											7,100	7,100
Bayonet Point, FL	5,327											5,327
Tupelo, MS	300	313	10,852									11,466
Jacksonville, FL	172	180	6,227									6,579
Reno, NV	59	64	67	73	78	84	89	96	103	2,831		3,544
Denver, CO (Univ Hills)	562	604	650	699	752	809	24,286					28,361
Henderson, TN	395	426	460	497	536	578	624	674	727	785	3,270	8,971
Allentown, PA	666	714	765	820	879	942	1,009	1,082	1,159	1,242	8,767	18,044
Erie, PA	293	314	331	360	386	23,638						25,322
Erie, PA	33	36	38	41	44	2,731						2,923
Martinsville, VA	221	241	258	18,936								19,656
Boardman, OH	303	325	343	373	400	24,553						26,297
Solon, OH	415	434	15,033									15,883
St. Louis, MO (Sunset)	392	421	444	483	518	31,832						34,090
St. Louis, MO (Brentwood)	293	314	331	360	386	23,638						25,322
Denver, CO (Centennial)	438	469	496	539	578	35,464						37,984
Cedar Rapids, IA	346	380	417	458	503	552	606	665	730	802	4,292	9,752
St. Louis, MO (Olympic)	367	2,826										3,193
St. Louis, MO (Gravois)	355	389	292	115	125	136	170					1,582
St. Louis, MO (Keller)	289	315	343	374	33							1,353
N. Charleston, SC	297	311	10,763									11,372
Sault St Marie, MI	1,079	418										1,497
Walker, MI	219	229	7,917									8,364
Mt. Pleasant, SC	201	211	7,294									7,706
Meridian, ID	651	681	23,573									24,905
Riverdale, UT (North)	287	315	345	379	415	456	500	548	602	660	4,213	8,719
Birmingham, AL	705	737	25,530									26,972
Wilmington, NC	541	565	19,570									20,676
Berlin, VT		4,940										4,940
Spring Hill, FL	187	206	227	251	276	304	335	370	407	449	2,129	5,142
West Pasco, FL							4,784					4,784
Princeton, NJ	389	423	454	499	543	590	636	697	758	823	19,887	25,699
Beachwood, OH	359	387	420	451	487	525	567	349				3,544
Leawood, KS	1,201	1,292	1,390	46,435								50,318
Durham, NC	184	193	6,672									7,049
Bellefontaine, OH	143	154	166	179	193	208	224	241	260	280	302	2,349
Dublin, OH	9,185											9,185
Pickerington, OH	4,079											4,079
Silver Springs, MD (Tech 29-1)	170	183	196	6,173								6,722
Silver Springs, MD (Tech 29-2)	3,376											3,376
Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of Decemeber 31, 2005 (con’t)
(000’s)

	2006 Payments	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	Thereafter	Total
Jamestown, NY (Southside Plaza)	165	178	193	208	225	242	262	147				1,619
Ithaca, NY	1,052	1,128	1,210	1,298	1,393	1,494	1,603	1,720	1,845	1,980	4,599	19,323
Columbus, OH (Consumer II West)	420	465	514	568	628	694	767	848	937	8,103		13,942
Olean, NY	326	357	390	427	467	511	559	611	669	418		4,736
N. Charleston, SC	206	222	239	257	277	298	9,152					10,651
W. Long Branch, NJ (Monmouth)	1,382	1,506	1,640	1,786	1,945	2,119	2,307	1,440				14,125
Big Flats, NY (Big Flats I)	1,724	1,867	2,022	2,190	2,374							10,176
Mays Landing, NJ (Wrangleboro)	2,094	2,245	2,407	2,581	2,767	2,967	3,181	31,980				50,221
Plattsburgh, NY	1,683	1,823	1,974	2,138	2,318							9,936
Amherst, NY (Kmart/Blvd Cons. II)	868	938	1,015	1,097	1,187	1,283	1,388	1,500	1,623	1,603		12,501
Big Flats, NY (Big Flats IV)	63	68	73	79	86	92	100	466				1,027
Lockport, NY (Walmart/Tops)	872	944	1,022	1,107	1,199	1,298	1,406	1,523	1,649	1,786	155	12,962
Big Flats, NY (Big Flats II)	462	501	543	589	639	693	751	227				4,406
Amherst, NY (Tops Transit + French)	315	340	367	396	427	461	498	538	580	627	677	5,225
Amherst, NY (Target/Blvd Cons. II)	764	808	856	905	958	1,014	1,073	1,135	1,201	1,271	3,637	13,623
Medina, NY	236	255	275	297	320	346	373	403	435	469	463	3,873
Mays Landing, NJ (Hamilton)	1,271	1,332	1,396	1,463	1,534	1,607	1,684	1,765	1,850	1,446		15,349
Gates, NY (Westgate)	301	324	349	375	404	23,003						24,757
Boynton Beach, FL (Meadows Square)	453	485	519	556	595	637	682	483				4,410
Rome, NY (Freedom)	273	295	319	345	374	404	437	472	511	552	469	4,452
Englewood, FL (Rotonda)	223	236	250	265	281	298	315	193				2,062
Mooresville, NC	279	300	322	345	370	397	426	21,332				23,770
Alden, NY	160	173	188	208	246	266	289	313	343	393	1,836	4,416
Indian Train, NC (Union TC Ph I)	88	95	102	109	117	6,407						6,919
Cheektowaga, NY (Walmart Thruway)	284	304	325	348	372	398	426	456	487	521	1,053	4,973
Ashtabula, OH	87	93	100	107	115	6,385						6,888
Buffalo, NY (Delaware Commons)	127	137	146	157	168	180	193	17				1,125
Springville, NY	331	353	376	401	427	455	485	517	551	587	1,700	6,182
Niskayuna, NY (Mohawk)	1,335	1,414	1,497	1,585	1,679	1,778	1,883	1,994	2,112	2,237	7,535	25,049
Canandaigua, NY	373	396	421	448	476	507	539	573	609	647	748	5,736
Victor, NY (Victor Square)	95	100	107	113	120	127	135	5,802				6,599
Bayamon, PR (Rio Hondo)	941	1,011	1,076	1,169	1,256	1,351	1,442	1,561	1,679	1,805	43,451	56,743
San Juan, PR (Senorial Plaza)	244	263	279	303	326	351	375	405	436	469	11,283	14,735
Bayamon, PR (Rexville Plaza)	147	158	168	183	197	211	226	244	263	282	6,798	8,877
Arecibo, PR (Atlantico)	246	264	281	305	328	353	377	408	439	472	11,353	14,826
Merriam, KS (TIF)											7,975	7,975
DDR MDT MV, LLC		45,923			212,550							258,473
Hamilton, NJ		65,000										65,000

Total — Property Mortgages	54,371	152,309	164,825	103,202	246,274	205,669	67,162	83,796	22,966	33,541	153,691	1,287,807
Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of Decemeber 31, 2005 (con’t)
(000’s)

	2006 Payments	2007 Payments		2008 Payments		2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	Thereafter	Total
CONSTRUCTION LOANS
$5 Million Construction Loan	5,000													5,000
(Compass Bank)
$20 Million Construction Loan		15,573												15,573
(National City Bank)
$48 Million Construction Loan		46,354												46,354
(Wachovia Bank)

Total — Construction Loans	5,000	61,926		0		0	0	0	0	0	0	0	0	66,926

DEBT OFFERINGS
Senior Notes		110,482		99,947		274,295	499,355	249,195	348,370			199,332	100,000	1,880,976
Unsecured Notes		85,000												85,000

Total — Debt Offerings	0	195,482		99,947		274,295	499,355	249,195	348,370	0	0	199,332	100,000	1,965,975

Total — Property Mortgages,	59,371	409,717		264,772		377,497	745,629	454,863	415,532	83,796	22,966	232,873	253,691	3,320,709
Construction Loans & Debt Offerings

REVOLVING CREDIT FACILITIES & TERM LOANS
$1 Billion Unsecured Credit				150,000	(1)									150,000
(JPMorgan Chase)
$400 Million Secured Term				220,000	(1)									220,000
(Key Bank)
$200 Million Unsecured Term		200,000	(1)											200,000
(JPMorgan Chase)
$60 Million Unsecured Credit				0	(1)									0
(National City Bank)
$25 Million Secured Credit	0													0
(San Antonio, TX)

Total — Debt	$59,371	$609,717		$634,772		$377,497	$745,629	$454,863	$415,532	$83,796	$22,966	$232,873	$253,691	$3,890,709

Notes:

(1)	Balance at December 31, 2005 on revolving credit facilities. The $1 billion JPMorgan Chase facility has one one-year extension option to 2009. The $400 million Key Bank facility has two one-year extension options to 2010. The $200 million JPMorgan facility has one one-year extension option to 2008. The $60 million National City Bank facility has one one-year extension option to 2009.
Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2005

		RVIP III B			RVIP VIII		Community Centers	Community Centers	Community Centers
	RVIP III (3)	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	DPG	(5)	Five	Seven (6)
Real Estate Assets	$0.8	$83.7	$32.4	$123.3	$33.9	$129.3	$0.0	$265.8	$0.0
Accumulated Depreciation	0.0	(9.5)	(4.7)	(14.1)	(1.8)	(3.7)	0.0	(40.4)	0.0

Real Estate, net	0.8	74.2	27.7	109.2	32.1	125.6	0.0	225.4	0.0

Receivables, Net	0.5	0.0	0.4	2.5	1.0	1.5	0.0	6.7	0.0
Other assets	0.7	3.1	1.3	7.5	0.4	1.8	0.8	5.7	0.0
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—

	$2.0	$77.3	$29.4	$119.2	$33.5	$128.9	$0.8	$237.8	$0.0

Mortgage Debt	$0.0	$56.5	$18.1	$74.1	$23.3	$11.3	$0.0	$298.0	$0.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.5	3.4	0.7	16.3	0.6	2.9	0.6	3.0	0.0

	0.5	59.9	18.8	90.4	23.9	14.2	0.6	301.0	0.0
Accumulated equity (deficit)	1.5	17.4	10.6	28.8	9.6	114.7	0.2	(63.2)	0.0
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—

	$2.0	$77.3	$29.4	$119.2	$33.5	$128.9	$0.8	$237.8	$0.0

Proportionate share of other assets/liabilities, net	$0.2	($0.1)	$0.3	($1.3)	$0.2	$0.0	$0.2	$4.8	$0.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations for the period ended December 31, 2005

		RVIP III B			RVIP VIII		Community Centers	Community Centers	Community Centers
	RVIP III (3)	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	DPG	(5)	Five	Seven (6)
Revenues from operations	$0.0	$12.5	$4.1	$13.9	$5.7	$13.2	$0.0	$35.4	$0.9
Rental operation expenses	0.0	(4.3)	(2.3)	(4.9)	(2.1)	(3.3)	0.0	(10.9)	(0.3)

Net operating income	0.0	8.2	1.8	9.0	3.6	9.9	0.0	24.5	0.6
Depreciation and amortization expense	0.0	(2.5)	(0.9)	(2.8)	(1.1)	(3.2)	0.0	(6.1)	(0.1)
Interest expense	0.0	(2.8)	(1.5)	(4.6)	(1.3)	(0.7)	0.0	(13.6)	(0.3)

Income (loss) before gain on sale	0.0	2.9	(0.6)	1.6	1.2	6.0	0.0	4.8	0.2
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.9	0.0	0.0
Discontinued operations	(0.1)	0.0	0.0	(0.1)	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	20.3	0.0	0.0	21.1	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

Net income (loss)	$20.2	$2.9	($0.6)	$22.6	$1.2	$6.0	$0.9	$4.8	$0.2
DDR Ownership interest	***	***	***	***	***	10%	***	50%	50%

	$7.9	$1.1	($0.2)	$8.2	$0.3	$0.6	$0.9	$2.4	$0.1
Amortization of basis differential	(2.6)	0.0	0.0	(0.1)	0.0	0.0	(0.4)	0.2	0.0

	$5.3	$1.1	($0.2)	$8.1	$0.3	$0.6	$0.5	$2.6	$0.1

Proportionate share of net operating income (8)	$0.0	$2.1	$0.5	$1.9	$0.9	$1.0	$0.0	$12.2	$0.3

Proportionate share of interest expense (8)	$0.0	$0.7	$0.4	$1.0	$0.3	$0.1	$0.0	$6.8	$0.1

Funds From Operations (“FFO”):

Net income (loss)	$20.2	$2.9	($0.6)	$22.6	$1.2	$6.0	$0.9	$4.8	$0.2
Depreciation of real property	0.8	2.4	0.9	4.0	1.1	3.2	0.0	6.1	0.2
(Gain) loss on sale	(2.6)	0.0	0.0	(15.6)	0.0	0.0	(0.9)	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

	$18.4	$5.3	$0.3	$11.0	$2.3	$9.2	$0.0	$10.9	$0.4
DDR ownership interest	***	***	***	***	***	10%	***	50%	50%

DDR FFO	$3.9	$2.0	$0.1	$3.4	$0.8	$0.9	$0.2	$5.5	$0.2

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2005

	Community		Lennox Town	Sun Center	Dublin Village	Dublin Village
	Centers Eight	Kildeer, IL	Center(2)	Limited(2)	(7)	(2)(3)	DOTRS	Littleton, CO (3)	Salisbury, MD
Real Estate Assets	$26.7	$31.0	$21.0	$25.9	$0.0	$0.1	$25.5	$3.1	$2.1
Accumulated Depreciation	(2.8)	(2.2)	(3.9)	(6.4)	0.0	0.0	(4.5)	0.0	(0.3)

Real Estate, net	23.9	28.8	17.1	19.5	0.0	0.1	21.0	3.1	1.8

Receivables, Net	0.7	0.4	1.7	0.9	0.0	0.0	0.9	0.0	0.1
Other assets	0.8	0.4	0.6	0.8	0.0	0.0	0.4	0.1	0.1
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—

	$25.5	$29.6	$19.4	$21.2	$0.0	$0.1	$22.3	$3.2	$2.0

Mortgage Debt	$17.4	$19.5	$18.1	$20.6	$0.0	$0.0	$10.3	$0.0	$1.8
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.8	0.6	1.0	0.8	0.0	0.0	0.5	0.1	0.0

	18.2	20.1	19.1	21.4	0.0	0.0	10.8	0.1	1.8
Accumulated equity (deficit)	7.3	9.5	0.3	(0.2)	0.0	0.1	11.5	3.1	0.2
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—

	$25.5	$29.6	$19.4	$21.2	$0.0	$0.1	$22.3	$3.2	$2.0

Proportionate share of other assets/liabilities, net	$0.4	$0.0	$0.6	$0.8	($0.0)	($0.0)	$0.4	($0.0)	$0.1

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended December 31, 2005

	Community		Lennox Town	Sun Center	Dublin Village	Dublin Village
	Centers Eight	Kildeer, IL	Center(2)	Limited(2)	(7)	(2)(3)	DOTRS	Littleton, CO (3)	Salisbury, MD
Revenues from operations	$4.4	$4.0	$4.7	$4.3	$1.7	$0.0	$3.9	$0.0	$0.3
Rental operation expenses	(1.5)	(1.0)	(1.4)	(1.3)	(0.7)	0.0	(1.1)	(0.1)	(0.1)

Net operating income	2.9	3.0	3.3	3.0	1.0	0.0	2.8	(0.1)	0.2
Depreciation and amortization expense	(0.5)	(0.6)	(0.4)	(0.8)	(3.9)	0.0	(0.6)	0.0	(0.1)
Interest expense	(1.4)	(1.1)	(1.5)	(1.6)	0.0	(0.0)	(0.5)	0.0	(0.1)

Income (loss) before gain on sale	1.0	1.3	1.4	0.6	(2.9)	0.0	1.7	(0.1)	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

Net income (loss)	$1.0	$1.3	$1.4	$0.6	($2.9)	$0.0	$1.7	($0.1)	$0.0
DDR Ownership interest	50%	10%	***	***	80%	63%	50%	50%	50%

	$0.5	$0.1	$0.7	$0.4	($2.3)	$0.0	$0.9	($0.0)	$0.0
Amortization of basis differential	0.0	0.0	(0.1)	(0.2)	0.5	0.0	0.1	0.0	0.0

	$0.5	$0.1	$0.6	$0.2	($1.8)	$0.0	$1.0	$0.0	$0.0

Proportionate share of net operating income (8)	$1.5	$0.3	$1.7	$2.4	$0.8	$0.0	$1.4	($0.0)	$0.1

Proportionate share of interest expense (8)	$0.7	$0.1	$0.7	$1.3	$0.0	$0.0	$0.2	$0.0	$0.1

Funds From Operations (“FFO”):

Net income (loss)	$1.0	$1.3	$1.4	$0.6	($2.9)	$0.0	$1.7	($0.1)	$0.0
Depreciation of real property	0.5	0.7	0.5	0.8	3.9	0.0	0.6	0.0	0.1
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

	$1.5	$2.0	$1.9	$1.4	$1.0	$0.0	$2.3	($0.1)	$0.1
DDR ownership interest	50%	10%	***	***	80%	63%	50%	50%	50%

DDR FFO	$0.8	$0.2	$0.9	$1.1	$0.8	$0.0	$1.2	($0.0)	$0.0

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2005

				Service Merchandise			Sansone Group /
	Coon Rapids, MN (5)	Phoenix, AZ (2)	Pasadena, CA	(4)	Jefferson County, MO	Apex IV (3)	DDRC LLC	DDR Markaz	DDR Markaz II
Real Estate Assets	$0.0	$27.5	$114.5	$130.6	$6.6	$12.0	$0.4	$167.3	$202.4
Accumulated Depreciation	0.0	(5.0)	(9.7)	(8.4)	(0.5)	0.0	(0.3)	(10.4)	(6.2)

Real Estate, net	0.0	22.5	104.8	122.2	6.1	12.0	0.1	156.9	196.2

Receivables, Net	0.0	1.3	2.8	16.1	0.1	0.0	1.4	2.1	2.2
Other assets	0.7	0.6	4.4	39.8	0.3	0.1	2.8	6.0	6.0
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—

	$0.7	$24.4	$112.0	$178.1	$6.5	$12.1	$4.3	$165.0	$204.4

Mortgage Debt	$0.0	$17.1	$85.0	$29.0	$3.7	$0.0	$0.0	$110.0	$150.5
Amounts payable to DDRC	0.0	0.0	0.2	92.0	3.1	10.7	0.0	0.6	0.3
Other liabilities	0.5	0.6	1.7	16.6	0.1	1.2	0.9	1.7	(0.1)

	0.5	17.7	86.9	137.6	6.9	11.9	0.9	112.3	150.7
Accumulated equity (deficit)	0.2	6.7	25.1	40.5	(0.4)	0.2	3.4	52.7	53.7
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—

	$0.7	$24.4	$112.0	$178.1	$6.5	$12.1	$4.3	$165.0	$204.4

Proportionate share of other assets/liabilities, net	$0.0	$0.9	$1.4	$9.7	$0.1	($0.2)	$1.7	$1.3	$1.7

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$69.3	$1.5	$8.5	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended December 31, 2005

				Service Merchandise			Sansone Group /
	Coon Rapids, MN (5)	Phoenix, AZ (2)	Pasadena, CA	(4)	Jefferson County, MO	Apex IV (3)	DDRC LLC	DDR Markaz	DDR Markaz II
Revenues from operations	$0.0	$5.2	$17.5	$24.2	$0.8	$0.0	$12.5	$21.6	$21.2
Rental operation expenses	(0.0)	(1.4)	(6.6)	(12.4)	(0.3)	0.0	(9.8)	(6.9)	(7.3)

Net operating income	0.0	3.8	10.9	11.8	0.5	0.0	2.7	14.7	13.9
Depreciation and amortization expense	0.0	(0.7)	(3.6)	(6.7)	(0.2)	0.0	(0.9)	(4.2)	(5.5)
Interest expense	0.0	(1.3)	(5.3)	(9.4)	(0.5)	0.0	0.0	(4.7)	(8.0)

Income (loss) before gain on sale	0.0	1.8	2.0	(4.3)	(0.2)	0.0	1.8	5.8	0.4
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	(1.2)	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	7.6	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

Net income (loss)	$0.0	$1.8	$2.0	$2.1	($0.2)	$0.0	$1.8	$5.8	$0.4
DDR Ownership interest	25%	67%	25%	***	50%	20%	***	20%	20%

	($0.0)	$1.2	$0.5	$0.4	($0.1)	$0.0	$1.3	$1.2	$0.1
Amortization of basis differential	0.0	0.0	(0.3)	0.0	0.0	0.0	(0.3)	0.2	0.2

	$0.0	$1.2	$0.2	$0.4	($0.1)	$0.0	$1.0	$1.4	$0.3

Proportionate share of net operating income (8)	($0.0)	$2.6	$2.7	$2.9	$0.2	$0.0	$1.3	$2.9	$2.8

Proportionate share of interest expense (8)	$0.0	$0.9	$1.3	$2.3	$0.2	$0.0	$0.0	$0.9	$1.6

Funds From Operations (“FFO”):

Net income (loss)	($0.0)	$1.8	$2.0	$2.1	($0.2)	$0.0	$1.8	$5.8	$0.4
Depreciation of real property	0.0	0.7	3.5	7.5	0.2	0.0	0.8	4.2	5.5
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

	$0.0	$2.5	$5.5	$9.6	$0.0	$0.0	$2.6	$10.0	$5.9
DDR ownership interest	25%	67%	25%	25%	50%	20%	***	20%	***

DDR FFO	($0.0)	$1.7	$1.4	$2.4	($0.0)	$0.0	$1.3	$2.0	$1.4

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2005

										DDRs
	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	DDR/Macquarie	DDR/Macquarie		Proportionate
	Ward Parkway	Totem Lakes	Phoenix Spectrum	Westover	Buena Park	Merriam, KS	Fund LLC	Management LLC	Total	Share
Real Estate Assets	$59.1	$39.0	$63.6	$25.3	$92.7	$17.0	$1,707.4	$0.0	$3,470.1	$738.6
Accumulated Depreciation	(2.3)	(1.2)	(2.1)	(0.1)	(1.9)	0.0	(53.3)	0.0	(195.7)	(59.4)

Real Estate, net	56.8	37.8	61.5	25.2	90.8	17.0	1,654.1	0.0	3,274.4	679.2

Receivables, Net	2.4	0.2	0.9	0.3	1.0	0.0	28.4	0.2	76.7	19.2
Other assets	1.0	0.5	1.3	0.0	1.2	1.3	34.8	7.7	132.8	33.1
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—	5.0	(9)

	$60.2	$38.5	$63.7	$25.5	$93.0	$18.3	$1,717.3	$7.9	$3,483.9	$736.5

Mortgage Debt	$31.5	$26.0	$39.0	$17.7	$61.0	$17.8	$1,016.0	$0.0	$2,173.4	$512.2
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	108.0	26.8
Other liabilities	1.2	0.3	1.3	0.1	1.9	0.3	16.9	1.7	78.4	18.6

	32.7	26.3	40.3	17.8	62.9	18.1	1,033.9	1.7	2,359.8	557.6
Accumulated equity (deficit)	27.5	12.2	23.4	7.7	30.1	0.2	683.4	6.2	1,124.1	173.9
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—	5.0	(9)

	$60.2	$38.5	$63.7	$25.5	$93.0	$18.3	$1,717.3	$7.9	$3,483.9	$736.5

Proportionate share of other assets/liabilities, net	$0.4	$0.1	$0.2	$0.0	$0.1	$0.2	$6.7	$3.0	$33.7

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$79.4

Combining Statements of Operations
for the period ended December 31, 2005

										DDRs
	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	DDR/Macquarie	DDR/Macquarie		Proportionate
	Ward Parkway	Totem Lakes	Phoenix Spectrum	Westover	Buena Park	Merriam, KS	Fund LLC	Management LLC	Total	Share
Revenues from operations	$7.3	$3.7	$7.8	$0.4	$12.3	$0.0	$183.4	$1.6	$428.6	$102.5
Rental operation expenses	(4.1)	(1.3)	(4.0)	(0.2)	(6.2)	0.0	(56.7)	(0.4)	(152.7)	(37.9)

Net operating income	3.2	2.4	3.8	0.2	6.1	0.0	126.7	1.2	275.9	64.6
Depreciation and amortization expense	(0.9)	(0.7)	(1.2)	(0.1)	(1.7)	0.0	(34.2)	(0.6)	(84.8)	(21.4)
Interest expense	(1.8)	(1.5)	(2.4)	0.0	(2.8)	0.0	(48.1)	(0.0)	(117.0)	(28.6)

Income (loss) before gain on sale	0.5	0.2	0.2	0.1	1.6	0.0	44.4	0.6	74.1	14.6
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.9	0.9
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(1.4)	(0.3)
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	49.0	11.4
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—	10.3	(10)

Net income (loss)	$0.5	$0.2	$0.2	$0.1	$1.6	$0.0	$44.4	$0.6	$122.6	$36.8
DDR Ownership interest	20%	20%	20%	20%	20%	20%	***	***

	$0.1	$0.0	$0.0	$0.0	$0.3	$0.0	$9.7	$0.4	$36.8	$36.8
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0	(2.0)	(2.0)

	$0.1	$0.0	$0.0	$0.0	$0.3	$0.0	$10.7	$0.4	$34.8	$34.8

Proportionate share of net operating income (8)	$0.7	$0.5	$0.8	$0.0	$1.2	$0.0	$18.4	$0.6	$64.6

Proportionate share of interest expense (8)	$0.4	$0.3	$0.5	$0.0	$0.6	$0.0	$7.0	$0.0	$28.6

Funds From Operations (“FFO”):

Net income (loss)	0.5	0.2	0.2	0.1	1.6	0.0	44.4	0.6	122.6	36.8
Depreciation of real property	0.9	0.7	1.2	0.1	1.7	0.0	34.2	0.6	87.5	22.0
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(19.0)	(4.7)
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—	(4.8)	(11)

	$1.4	$0.9	$1.4	$0.2	$3.3	$0.0	$78.6	$1.2	$191.1	$49.3

DDR ownership interest	20%	20%	20%	20%	20%	20%	***	50%

DDR FFO	$0.3	$0.2	$0.3	$0.0	$0.7	$0.0	$15.1	$0.6	$49.3

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3)	Represents undeveloped land.

(4)	The Company owns an approximate 25% economic interest in a joint venture that acquired the designation rights to real estate assets owned and controlled by Service Merchandise. Tax expense, if applicable, is reflected in DDR Consolidated Statement of Operations.

The joint venture’s total related party interest expense for the year ended December 31, 2005 totaled $7.2 million, of which $5.2 million is reflected in revenues from operations in the Company’s Consolidated Statement of Operations.

(5)	Real estate assets sold to the MDT joint venture in 2003 and 2004.

(6)	Community Centers Seven merged into Community Centers Five in the third quarter of 2005.

(7)	DDR acquired its partner’s 20% interest in the fourth quarter of 2005.

(8)	Does not included share of net operating income or interest expense for sales of properties classified as discontinued operations at RVIP III, RVIP VII and Service Merchandise.

(9)	Adjustments represent the effect of promoted equity structures. These adjustments are primarily at the RVIP IIIB, RVIP VII and the DDR/Macquarie Fund LLC joint ventures.

(10)	Adjustments represent the effect of promoted interests on DDR’s share of the income primarily at the RVIP III joint venture which sold one asset, RVIP IIIB which has ongoing operations, RVIP VII which sold three assets and has ongoing operations and an asset management promote through DDR/Macquarie Fund LLC.

(11)	Adjustments associated with Coventry’s minority ownership interests in RVIP III and RVIP VII and basis differentials of approximately $2.6 million at RVIP III.

***	See Section 4.2, Joint Venture Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP III
Date Formed:	January 1998
Property Name/Location:	City Place — Long Beach, CA

Major Tenants:	None (Property Sold on 8/2/05)

Partnership Structure	1% — Coventry Real Estate Partners
Equity Contribution:	24.75% — DDR

74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return on equity

Fees to DDR
Management Fee:	3.5% of gross rents
Construction Management Fee:	5% of cost of construction (including architectural & engineering and other soft costs)
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)

DDR	$0.1
PREI	0.8
Coventry	0.6

Total Capital	$1.5

Debt	$—

Total Debt & Equity	$1.5

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP IIIB
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL

Major Tenants:	Eddie Bauer	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Harware	J. Crew
	Abercrombie & Fitch	Pier One Imports
	GAP	Banana Republic
Barnes & Noble
Century Theater

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)

DDRC	$4.0
Prudential	11.6
Coventry	1.8

Total Capital	$17.4

Debt	$56.5

Total Debt & Equity	$73.9

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VI
Date Formed:	October 1999
Property Name/Location:	The joint venture consists of the following four properties:

	Ten Quivira Plaza — Shawnee, KS	Devonshire Village — Olathe, KS
	Cherokee North — Overland Park, KS	Brywood Center — Kansas City, MO

Major Tenants:	Price Chopper	La Petite Academy
	Big Lots	Osco Drug
	Sherwin Williams	Deals Nothing Over $1
	Eckerd Drug	Westlake Hardware
	Hollywood Video	Bargains 365

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross operating revenues
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)

Capital Structure (in millions)

DDR	$2.6
PREI	7.9
Coventry	0.1

Total Capital	$10.6

Debt	$18.1

Total Debt & Equity	$28.7

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program VII LLC
Date Formed:	November 2000
Property Name/Location:	The joint venture consists of the following 3 properties:

Downtown Pleasant Hill — Pleasant Hill, CA
Puget Park Shopping Center — Everett, WA
Valley Central Shopping Center — Lancaster, CA

Major Tenants:	Century Theater	Michael’s
	Ross Stores	Staples
	Circuit City	Bed, Bath & Beyond
	Wal-Mart	Albertson’s
	Cinemark	Marshalls

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors
Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):	(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate Partners (75% owned by DDR) until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 15% return, (iii) 70% to all members in proportion to their invested capital and 30% to Coventry until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 20% return, and (iv) 65% to all members pro rata in proportion to their ownership percentages and 35% to Coventry.

Fees to DDR
Management Fee:	3.2% of gross rents
Construction Management Fee:	5% of hard and soft costs
Asset Management Fee:	.63% (DDR’s pro-rata share of Coventry’s .8% fee)
Leasing Fees (without co-broker):	5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet)
4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases

Capital Structure (in millions)

DDR	$4.3
PREI	16.8
Coventry	7.7

Total Capital	$28.8

Debt	$74.1

Total Debt & Equity	$102.9

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VIII
Date Formed:	September 2003
Property Name/Location:	Shops@TECH.RIDGE — Austin, TX

Major Tenants:	Target	Linen’s ‘N Things
	Pier One	Toys ‘R Us
	Dress Barn	Hobby Lobby
	Rack Room Shoes	Office Depot
PetsMart
Ross Dress for Less

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	N/A
Leasing Fees:*	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 9,999 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot (spaces 20,000 square feet and greater)
3% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% on renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 - 9,999 square feet)
2% on renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot on renewals (spaces 20,000 square feet and greater)
4% on new leases years 1-5; 2% years 6-10; (outparcels/ground leases)
2% on renewals on years 1-5; 1% years 6-10 (outparcels/ground leases)
6% on Gross Sales Price up to $500,000 (outparcels)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Development Fee: *	5% of all development and tenant improvement work performed
Tenant Coordination Fee: *	$5,000 for each in-line space less than 10,000 square feet

Capital Structure (in millions)

DDRC	$2.6
Prudential	7.6
Coventry	(0.6)

Total Capital	$9.6

Debt	$23.3

Total Debt & Equity	$32.9

* Fees shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DPG Realty Holdings LLC
Date Formed:	October 2004
Property Name/Location:	The joint venture consists of the following twelve properties:

	Tops Plaza — Elmira, NY	Tops Plaza — Avon, NY
	Tops Plaza — Hamburg, NY	Tops Plaza — Hamlin, NY
	Tops Plaza — Norwich, NY	Farragut Pointe — Farragut, TN
	Tops-Gander Mnt. Plaza — Tonawanda, NY	Columbia Square — Columbia, TN
	Tops Plaza — Arcade, NY	Five Forks Crossing — Lilburn, GA
	Tops Plaza — Tonawanda, NY	Five Forks Village — Lawrenceville, GA

Major Tenants:	Bi-Lo
BJ’s Wholesale Club
Gander Mountain Company
Kroger
Tops

Partnership Structure
Equity Contribution:	10.0% — JDN QRS, Inc.
90.0% — Prudential Insurance Company of America (PICA)

Cash Flow Distribution:	10.0% — JDN QRS, Inc.
90.0% — Prudential Insurance Company of America (PICA)
Fees to DDR
Management Fee:	4% of gross income
Construction Supervision Fee:	5% of gross cost of all development and tenant improvement work (including hard and soft costs)
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
4% on new leases on years 1-5; 2% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
3% for renewals on years 1-5; 1.5% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
2.5% for renewals on years 1-5; 1.25% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
2% for renewals on years 1-5; 1% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals with a material amendment to the lease; 1$ if renewed without a material amendment (spaces > 20,000 square feet)
4% on new outparcels/ground leases on years 1-5; 2% on remainder of term, max 10 years
2% on renewal outparcels/ground leases on years 1-5; 1% on remainder of term, max 10 years
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,000 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)

Capital Structure (in millions)

JDN	$11.5
PICA	103.2
Total Capital	$114.7

Debt	$11.3

Total Debt & Equity	$126.0

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998; DDRA CC Seven, L.P. merged July, 2005
Property Name/Location:	The joint venture consists of the following six properties:

	Foothills Towne Center — Ahwatukee, AZ	Maple Grove Crossing — Maple Grove, MN
	Arrowhead Crossing — Phoenix, AZ	Tanasbourne Town Center — Portland, OR
	Eagan Promenade — Eagan, MN	Eastchase Market — Fort Worth, TX

Major Tenants:	AMC Theatre	Famous Footwear	OfficeMax
	Ashley Homestores	Gander Mountain	Old Navy
	Babies ‘R Us	Haggan’s	Petco
	Barnes & Noble	JoAnn, Etc.	Petsmart
	Bassett Furniture	Kohl’s Department	Pier One
	Bed Bath & Beyond	Linens ‘N Things	Ross Dress for Less
	Best Buy	Mac Frugal’s	Staples
	Byerly’s	Mervyns (not owned)	Stein Mart
	Circuit City	Michael’s	Target (not owned)
	Comp USA	Nordstrom Rack (not owned)	TJ Maxx
	Cub Foods (not owned)	Office Depot	Toys ‘R Us (not owned)
	DSW Shoe Warehouse	Office Depot (not owned)	United Artists Theatre
Ethan Allen (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$(31.6)
DRA Advisors	(31.6)

Total Capital (1)	$(63.2)

Debt	$298.0

Total Debt & Equity	$234.8

(1) Equity position is attributable to the Company refinancing mortgage debt at the fair market value of the assets, which is different than the historical net assets of the joint venture.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Eight, L.P.
Date Formed:	February, 2000
Property Name/Location:	Deer Valley Towne Center — Phoenix, AZ

Major Tenants:	Michael’s
OfficeMax
Petsmart
Ross Stores
AMC Theatres (not owned)
Target (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$3.6
DRA Advisors	3.6

Total Capital	$7.2

Debt	$17.4

Total Debt & Equity	$24.6

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDRA Kildeer LLC
Date Formed:	March 28, 2002
Property Name/Location:	The Shops at Kildeer — Kildeer, IL

Major Tenants:	Bed, Bath & Beyond
Circuit City
Cost Plus
Old Navy
Partnership Structure
Equity Contribution:	10% — DDR
90% — DRA Advisors

Cash Flow Distribution:	10% — DDR
90% — DRA Advisors

Promote:	After the partners have received distributions equal to their capital contributed, plus a preferred return of 15%, then the Company will receive 35% up to a preferred return of 20%, then 50% of remaining cash after a 20% preferred return has been achieved.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$1.0
DRA Advisors	8.5

Total Capital	$9.5

Debt	$19.5

Total Debt & Equity	$29.0

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center — Columbus, OH

Major Tenants:	AMC Theatres Lennox 24
Barnes & Noble
Staples
Target

Partnership Structure
Equity Contribution:	50% — DDR
50% — Casto Properties

Cash Flow Distribution:	50% — DDR
50% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$0.15
Casto Properties	0.15

Total Capital	$0.3

Debt	$18.1

Total Debt & Equity	$18.4

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center — Columbus, OH

Major Tenants:	Ashley Furniture Homestore
Babies ‘R Us
Big Bear
Michael’s
Staples
Stein Mart

Partnership Structure
Equity Contribution:	79.45% — DDR
20.55% — Casto Properties

Cash Flow Distribution:	79.45% — DDR
20.55% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$(0.0)
Casto Properties	(0.2)

Total Capital (1)	$(0.2)

Debt	$20.6

Total Debt & Equity	$20.4

(1) Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons — Macedonia, Ohio

Major Tenants:	First National Supermarkets
Kohl’s Department Store
Wal-Mart (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Cash Flow Distribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Fees to DDR
Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$5.75
The State Teachers Retirement Board	5.75

Total Capital	$11.5

Debt	$10.3

Total Debt & Equity	$21.8

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDRC PDK Salisbury Phase III LLC
Date Formed:	March 2001
Property Name/Location:	Salisbury, MD

Major Tenants:	Rugged Warehouse
Dress Barn

Partnership Structure
Ownership Percentage:	50% — DDR
50% — PDK Commons Phase III L.C.

Cash Flow Distribution:	50% — DDR
50% — PDK Commons Phase III L.C.

Fees to DDR
Management Fee:	4% of gross rental income
Development Fee:	$.75 psf of leasehold improvements
Leasing Fees:	N/A

Capital Structure (in millions)

DDR	$0.1
PDK Salisbury LLC	0.1

Total Capital	$0.2

Debt	$1.8

Total Debt & Equity	$2.0

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Shea and Tatum Associates Limited Partnership
Date Formed:	January 1, 1995 (acquired January 2, 2003)
Property Name/Location:	Paradise Village Gateway — Phoenix, AZ

Major Tenants:	Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples

Partnership Structure
Equity Contribution:	67% — DDR
33% — Churchill Family Trust

Cash Flow Distribution:	67% — DDR
33% — Churchill Family Trust

Fees to DDR
Management Fee:	5% of gross income
Development Fee:	5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):	$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 - 10,000 square feet
$2.50 per square foot for spaces 10,000 - 25,000 square feet
$2.00 per square foot for spaces 25,000 - 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:	5% of gross sales price

Capital Structure (in millions)

DDR	$4.5
Churchill Family Trust	2.2

Total Capital	$6.7

Debt	$17.1

Total Debt & Equity	$23.8

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Paseo Colorado Holdings LLC
Date Formed:	January 14, 2003
Property Name/Location:	Paseo Colorado — Pasadena, CA

Major Tenants:	DSW Shoe Warehouse
Equinox Health & Fitness
Gelson’s Market
Loehmann’s
Macy’s
Pacific Theaters

Partnership Structure
Equity Contribution:	25% — DDR
75% — Lehman Brothers

Cash Flow Distribution:	25% — DDR
75% — Lehman Brothers

Promote:	After DDR and Lehman Brothers receive a return of equity and both partners have been allocated an amount equal to a 19% annual return, DDR will receive 50% of available proceeds.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	3.5% of total costs for all improvements (excluding land)
Leasing Fees:	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
3.0% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% on renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% on renewals on years 1-5; 1.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet) on new leases and renewals
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price over $500,000 but less than $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$6.3
Lehman Brothers	18.8

Total Capital	$25.1

Payable to DDR	$0.2

Debt	$85.0

Total Debt & Equity	$110.3

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	KLA/SM L.L.C.
Date Formed:	March 2002
Property Name/Location:	The Joint Venture consists of 53 fee simple, leasehold and groundlease interests previously owned by the Service Merchandise Company, Inc. In total, these properties are located in 24 states across the United States.

Partnership Structure
Equity Contribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Cash Flow Distribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Once all partners receive a return of all equity, plus a 12% preferred return thereon, plus $43 million, Service Merchandise will be entitled to share 20% of the excess. The remaining proceeds will be distributed in accordance with the percentages noted.

Promote:	Once all partners have received a return of all equity, plus a 10% preferred return thereon, DDR will receive 35% of available proceeds.

Fees to DDR
Management Fees:	3.0% of gross revenues
Development Fees:	4.5% of hard costs for all improvements for all retail tenant leases
1.5% of hard costs for all non-retail or furniture leases
Leasing Fees:	$0.94 per square foot for all retail tenant leases
$0.31 per square foot for all non-retail or furniture leases
Disposition Fees:	.75% of gross sales price for all sales to retail purchasers
.25% of gross sales price for all sales to non-retail or furniture purchasers

Capital Structure (in millions)

DDR	$10.0
Klaff	5.0
Lubert-Adler	24.9
Random Properties Acquisition Corp. I	0.6

Total Capital	$40.5

Payable to DDR	$92.0	(1)

Existing Debt	$29.0

Total Debt & Equity	$161.5

(1) Includes mortgage note to DDR for $91.6 million.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO

Major Tenants:	Target (not owned)
Home Depot (not owned)
Shoe Carnival
Sally Beauty Supply
Deal$

Partnership Structure
Equity Contribution:	50% — DDR
50% — The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% — DDR
50% — The Sansone Group

Fees to DDR
Management Fee:	1.5% of gross rental income
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75% on renewals

Capital Structure (in millions)

DDRC	$(0.2)
The Sansone Group	(0.2)

Total Capital (1)	$(0.4)

Payable to DDR	$3.1

Debt	$3.7

Total Debt & Equity	$6.4

(1) Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDR/1st Carolina Apex Phase IV LLC
Date Formed:	November 2004
Property Name/Location:	Beaver Creek Crossings — Phase II, Apex, NC

Major Tenants:	Retail tenants to be announced

Partnership Structure
Equity Contribution:	80% — 1st Carolina Holdings, LLC
20% — DDR

Cash Flow Distribution:	80% — 1st Carolina Holdings, LLC
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	1% of the project cost
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-5, 2% on years 6-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% for renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 - 10,000 square feet)
2% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)
2% on years 1-5, 1% on years 6-10 (ground lease renewals)
5% of termination fees collected from tenants
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Tenant Coordination Fee:	5% of the project cost

Capital Structure (in millions)

1st Carolina	$0.2
DDR	$0.0

Total Capital	$0.2

Payable to DDR	$10.7

Debt	$—

Total Debt & Equity	$10.9

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz LLC (Kuwaiti Financial Centre)
Date Formed:	May 2003
Property Name/Location:	The joint venture consists of the following seven properties:

	Hilltop Plaza — Richmond, CA	Highland Grove Shopping Center— Highland, IN
	Derby Square — Grove City, OH	Springfield Commons Shopping Center — Toledo, OH
	Oviedo Park — Oviedo, FL	Apple Blossom Corners — Winchester, VA
North Pointe Plaza — Tampa, FL

Major Tenants:	Babies R Us (not owned)	Marshalls
	Barnes & Noble	Martin’s Food Store
	Bed Bath & Beyond	Michael’s
	Books-A-Million	OfficeMax
	Borders Books (not owned)	Old Navy
	Century Theatre	Petco
	Circuit City	Petsmart
	Gander Mountain	Publix
	Jewel (not owned)	Ross Dress for Less
	Kohl’s	Shoe Carnival
	Linens ‘N Things	Target (not owned)
	Lowe’s (not owned)	T.J. Maxx Wal-mart (not owned)

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual internal rate of return, and (ii) 20% to DDR and 80% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	5.5% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$10.5
Markaz	42.2

Total Capital	$52.7

Payable to DDR	$0.6

Debt	$110.0

Total Debt & Equity	$163.3

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz II LLC (Kuwaiti Financial Centre II)
Date Formed:	November 2004
Property Name/Location:	The joint venture consists of the following thirteen properties:

	Culver Ridge Plaza — Irondequoit, NY	Oxford Place — Oxford, MS
	Tops Plaza — LeRoy, NY	Midway Plaza — Loganville, GA
	Tops Plaza — Jamestown, NY	Chillicothe Place — Chillicothe, OH * excluding Lowe’s
	Tops Plaza — Ontario, NY	Northcreek Commons — Goodlettsville, TN
	Tops Plaza Union — Cheektowaga, NY	Panorama Plaza — Rochester, NY
	Tops Plaza — Warsaw, NY	Crossroads Centre — Orchard Park, NY
Tops Plaza Robinson — Amherst, NY

Major Tenants:	AJ Wright	Lowe’s (not owned)
	Blockbuster	Office Max
	Dollar Tree	Regal Cinemas
	Factory Card Outlet	Stein Mart
	Kroger	Tops Markets
Linens ‘N Things

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 11.5% annual internal rate of return, and (ii) 50% to DDR and 50% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	6.25% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$10.8
Markaz	42.9

Total Capital	$53.7

Receivable from DDR	$(1.3)

Payable to DDR	$0.3

Debt	$150.5

Total Debt & Equity	$203.2

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Ward Parkway LLC
Date Formed:	June 2003
Property Name/Location:	Kansas City, MO

Major Tenants:	Target (not owned)	Old Navy
	Dilliards	Off Broadway Shoes
	Pier One	24 Hour Fitness
	TJ Maxx	Dick’s
	AMC Theater	Petsmart

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$21.9
DDR	5.5

Total Capital	$27.4

Debt	$31.5

Total Debt & Equity	$58.9

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Totem Lakes LLC
Date Formed:	January 2004
Property Name/Location:	Totem Lakes Mall — Kirkland, WA

Major Tenants:	Guitar Center
Trader Joe’s
Big 5 Sporting Goods
Totem Lake Theater
Rite Aid
Ross Dress For Less
Famous Footwear
CompUSA

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$9.7
DDR	2.4

Total Capital	$12.1

Debt	$26.0

Total Debt & Equity	$38.1

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Phoenix Spectrum LLC
Date Formed:	March 2004
Property Name/Location:	Spectrum Mall — Phoenix, AZ

Major Tenants:	Wal-Mart
Costco
Ross Dress For Less
PetsMart
Walgreens
Harkins Theater
Famous Footwear
Big 5 Sporting Goods

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$18.7
DDR	4.6

Total Capital	$23.3

Debt	$39.0

Total Debt & Equity	$62.3

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Westover LLC / DDR DB 151 Ventures LP
Date Formed:	June 2004
Property Name/Location:	Westover Marketplace, San Antonio, TX

Major Tenants:	Target (not owned)
Lowe’s
Ross
Petsmart
Sportsman’s Warehouse
Office Depot

Partnership Structure
DDR DB 151 Ventures LP

Ownership Percentage:	50% — Coventry II DDR Westover LLC
50% — ERA 151 Partners, Ltd. (Development Partner)
(No equity contributions at the partnership level)

Cash Flow Distribution:	50% — Coventry II DDR Westover LLC
50% — ERA 151 Partners, Ltd. (Development Partner)
(After repayment of 10.5% interest on the Coventry II DDR Westover loan and repayment of the loan)

Coventry II DDR Westover LLC

Equity Contribution:	80% — Coventry II Fund*
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund*
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	1% of all project costs less land
Leasing Fees: **	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$6.1
DDR	1.5

Total Capital	$7.6

Debt	$17.7

Total Debt & Equity	$25.3

*DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
** Fee shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Buena Park LLC
Date Formed:	November 2004
Property Name/Location:	Buena Park Mall — Buena Park, CA

Major Tenants:	Ross Dress For Less	Circuit City
	PetsMart	Office Depot
	Kohl’s	Walmart
	Bed Bath & Beyond	Sears
	Michaels	Steve & Barry’s University
DSW Shoe Warehouse
Krikorian Premier Theater

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$24.0
DDR	6.0

Total Capital	$30.0

Debt	$61.0

Total Debt & Equity	$91.0

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Merriam Village LLC
Date Formed:	March 2005
Property Name/Location:	Merriam Village, Merriam, Kansas

Major Tenants:	To be announced

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR
Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	0.20
DDR	0.05

Total Capital	$0.3

Payable to DDR	$—

Debt	$17.8

Total Debt & Equity	$18.1

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
** Fee shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)
Date Formed:	November 2003
Property Name/Location:	The joint venture consists of the following 48 properties:

	Union Consumer Square — Cheektowaga, NY	The Plazas at Great Northern — North Olmsted, OH
	Walden Consumer Square — Cheektowaga, NY	Riverdale Village — Coon Rapids, MN
	Dick’s Plaza — Cheektowaga, NY	Midway Marketplace — St. Paul, MN
	Walden Place — Cheektowaga, NY	River Hills Shopping Center — Asheville, NC
	Borders Books — Cheektowaga, NY	Township Marketplace — Monaca, PA
	Eastgate Plaza — Clarence, NY	The Marketplace — Nashville, TN
	Premier Place — Clarence, NY	BJ’s Batavia — Batavia, NY
	Regal Cinemas — Clarence, NY	Tops Plaza — Batavia, NY
	Jo-Ann Plaza — Clarence, NY	Batavia Commons — Batavia, NY
	Barnes & Noble — Clarence, NY	Towne Center — Murfreesboro, TN
	New Hartford Consumer Square — Utica, NY	Perimeter Pointe — Atlanta, GA
	Merriam Town Center — Merriam, KS	Woodfield Village Green — Schaumburg, IL
	Spring Creek Center — Fayetteville, AR	Fairfax Towne Center — Fairfax, VA
	Steele Crossing — Fayetteville, AR	Belden Park Crossings — Canton, OH
	Carillon Place — Naples, FL	Independence Commons — Independence, MO
	Towne Center Prado — Marietta, GA	Erie Marketplace — Erie, PA
	Shoppers World — Framingham, MA	Riverchase Promenade — Birmingham, AL
	Harbison Court — Columbia, SC	Lakepointe Crossing — Lewisville, TX
	Connecticut Commons — Plainville, CT	Lake Brandon Village -Brandon, FL
	Pioneer Hills — Aurora, CO	Lake Brandon Plaza -Brandon, FL
	Cool Springs Pointe — Brentwood, TN	MacArthur Marketplace — Irving, TX
	Brown Deer Center — Brown Deer, WI	Shoppers World of Brookfield — Brookfield, WI
	Brown Deer Market — Brown Deer, WI	Parker Pavilions — Parker, CO
	McDonough Marketplace — McDonough, GA	Grandville Marketplace — Grandville, MI

Major Tenants:	A.C. Moore	DSW Shoe	Plainville Theatre
	AMC Theatres/General Cinema	Warehouse/Filene’s Basement	Pier 1 Imports
	Barnes & Noble Superstores	Famous Footwear	Publix Supermarkets
	Bed Bath & Beyond	Hallmark	Regal Cinemas
	Best Buy	Home Depot	Ross Dress for Less
	BJ’s Wholesale Club	Jo-Ann Stores	Safeway
	Bobs	Kohl’s	Sports Authority
	Borders Books	Linens ‘N Things	Stein Mart
	Catherine’s/Fashion Bug/Lane Bryant	Lowe’s	Supervalue, Inc.
	Cinemark Theatres	Michael’s	TJX Companies
	Circuit City	Office Depot	Toys “R” Us/Babies “R” Us
	Comp USA	OfficeMax	United Artists Theatre
	Cost Plus World Market	Old Navy (Gap, Inc.)	Wal-Mart/Sam’s Club
	Dick’s Sporting Goods	Party City
PetSmart

Partnership Structure
Equity Contribution:	14.82% — DDR	Cash Flow Distribution: Variable*
2.78% — Macquarie Bank Limited (“MBL”)
82.40% — Macquarie DDR Trust (“MDT”)

Promote:	Quarterly Base Fee allocation to DDR and MBL. If certain criteria are met, there is a special income allocation to DDR and MBL for a Performance Fee.
Joint Venture Partnership Summaries 4.2

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of
20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price $1,000,000 or over
Sponsor’s Fee:	DDR received $2.9 million which was paid upon completion of the Australian initial public offering.
Acquisition Fees:	Up to 1.0% of the purchase price for third party assets
Disposition Fee:	Market rate not to exceed 1% of the sale price of the property to a third party
Debt Placement Fee:	50bp of the borrowings raised
Due Diligence Fee:	12.5bp of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:	5.0% of the cost of capital improvements
Maintenance Service Fee:	Based on time spent at the properties by DDR personnel

Capital Structure (in millions)

DDR	$102.2
MBL	19.2
MDT	568.1

Total Capital	$689.5

Receivable from DDR, net	$(2.7)

Debt	$1,016.1

Total Debt & Equity	$1,702.9

* DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage of the fair market value of the properties held by DDR Macquarie Fund LLC plus the book value of certain other assets held by DDR Macquarie Fund LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Joint Venture Investment Summary

Joint Venture Name:	*	DDR MDT MV LLC
Date Formed:		September 2005
Property Name/Location:		The joint venture consists of 36 fee simple, leasehold and groundlease interests. The joint venture will purchase 1 additional property during the 1st quarter of 2006. The properties are located in California, Arizona, Nevada and Texas.

Partnership Structure
Equity Contribution:		50.0666% — DDR Cash Flow Distribution: Variable(1)
49.9334% — Macquarie DDR Trust (“MDT”)

Promote:		Quarterly Base Fee allocation to DDR and MBL. If certain criteria are met, there is a special income allocation to DDR and MBL for a Performance Fee.

Fees to DDR
Property Management Fee:		4.0% of gross revenues
Development Fee:		5.0% of total costs for all improvements
Leasing Fees (without co-broker):		6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of
20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:		6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price $1,000,000 or over
Acquistion Fee		Up to 1.0% of the purchase price for third party assets
Debt Placement Fee		12.5bp of the borrowings raised
Structuring & Advisory Fee		25bp of Purchase Price
Disposition Fee:		Market rate not to exceed 1% of the sale price of the property to a third party
Due Diligence Fee:		12.5bp of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:		5.0% of the cost of capital improvements

Capital Structure (in millions)

DDR	$75.2
MDT	75.0
MBL	—

Total Capital	$150.2

Receivable from DDR, net	$(0.1)

Debt	$258.5

Total Debt & Equity	$408.6

* The joint venture was consolidated into DDR in accordance with FIN 46.
(1) DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage of the fair market value of the properties held by DDR MDT MV LLC plus the book value of certain other assets held by DDR MDT MV LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Joint Venture Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Twelve Month Period Ended December 31, 2005

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2005		2004		2003		2002		2001
Acquisitions/Transfers	$350.0	(2)	$1,147.0	(4)	$1,221.7	(6)	$53.0		$213.1
Completed Expansions	9.3		10.3		9.7		9.0		2.3
Developments & Construction in Progress	87.5		38.9		120.1		48.6		103.7
Tenant Improvements & Building Renovations (1)	6.8		0.6		0.6		1.6		4.9
Other Real Estate Investments	0.0		0.0		0.0		241.6	(8)	0.0
Minority Equity Investment in AIP	0.0		0.0		0.0		0.0		(135.0	)(10)

	$453.6		$1,196.8		$1,352.1		$353.8		$189.0

Less: Real Estate Sales and Dispositions	($148.8	)(3)	($306.7	)(5)	($781.5	)(7)	($441.2	)(9)	($16.9)

Joint Venture Totals (Millions)	$304.8		$890.1		$570.6		($87.4)		$172.1

(1)	The Company estimates recurring capital expenditures, including tenant improvements, of $4 million associated with its joint venture portfolio during 2006.

(2)	In addition to the Macquarie acquisition there was a basis adjustment to the DPG Realty Holdings and DDR Markaz II LLC acquisitions.

(3)	In addition to asset sales which had an aggregate cost of $111.1 million, this balance includes the transfer to DDR of the Dublin, Ohio shopping center which had an aggregate cost of $30 million and the sale of five outparcels at Plaza at Puente Hills, which were owned by RVIP VII.

(4)	Balance includes the acquisition of three Coventry II assets aggregating $174.1 million, the formation of DPG and DDR Markaz II aggregating $128.7 and $201.6, respectively, MDT’s acquisition of an additional $619.5 million of assets, plus the acquisition of the Poag & McEwen’s interest and David Berndt’s interest in RVIP IIIB and RVIP VIII, respectively, for $14.9 million, the purchase of a fee interest in several assets in the Service Merchandise portfolio for $5.2 million and a $3.0 million earnout for an outparcel in Kildeer, IL.

(5)	In addition to asset sales which had an aggregate cost of $141.7, this balance includes the transfer to DDR of the Littleton, CO and Merriam, KS shopping centers which had an aggregate cost of $107.3 million, $51.2 million of adjustments due to GAAP presentation including FIN 46 and a $6.5 million write-off for the demolition of a portion of an asset in Lancaster, CA.

(6)	Balance includes the formation of Macquarie DDR Trust and DDR Markaz aggregating $735.9 and $169.3, respectively, plus several new joint ventures with assets aggregating $228.8 million and the consolidation of equity investments previously held by DD Development Company for shopping centers in Long Beach, CA, Shawnee, KS, Overland Pointe, KS, Olathe, KS and Kansas City, MO which aggregated $87.7 million.

(7)	In addition to asset sales which had an aggregate cost of $167.5 million, this balance includes the disposition of shopping centers located in Dayton and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwanee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases, the aggregate cost of these transactions was $116.6 million. During the fourth quarter the shopping centers located in Coon Rapids, MN, Naples, FL, Atlanta, GA, Marietta, GA, Schaumburg, IL, Framingham, MA and Fairfax, VA, which had an aggregate cost of $379.2 million, were sold to the Macquarie DDR Trust joint venture, and $118.2 million of assets owned by DD Development Company were consolidated into DDR.

(8)	Amount represents the net cost of assets acquired from Service Merchandise pursuant to the designation rights agreement.

(9)	Includes transfers to DDR in the aggregate amounts of $58.7 million, $38.7 million, $25.6 million and $30.6 million relating to shopping centers in Plainville, CT, Independence, MO, Canton, OH and San Antonio, TX, respectively. This amount also includes sales of shopping centers in Denver, CO; Hagerstown, MD; Salem, NH, Eatontown, NJ, Durham, NC and Round Rock, TX and the sales of outlot parcels in Round Rock, TX and San Antonio, TX.

(10)	The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) during 2nd quarter 2001.
Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Joint Venture Acquisitions
for the Twelve Month Period Ended December 31, 2005

				DDR's	Joint
		Cost	Acquisition	Ownership	Venture
Property Location	GLA	(Millions)	Date	Percentage	Partner
Macquarie DDR Trust	2,437,685	$349.0	Various	14.50%	Macquarie Bank Limited

Total	2,437,685	$349.0

Joint Venture Dispositions
for the Twelve Month Period Ended December 31, 2005

		Gross Sale		DDR's	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner
Richmond, CA	76,692	$14.0	4/1/2005	20.00%	Prudential & Coventry Real Estate Partners
Service Merchandise locations	408,662	$19.4	Various	25.00%	Various
Long Beach, CA	342,699	$75.6	8/2/2005	24.75%	Prudential & Coventry Real Estate Partners
San Ysidro, CA	258,862	$42.5	11/22/2005	20.00%	Prudential & Coventry Real Estate Partners

Total	1,086,915	$151.5

Joint Venture Acquisitions and Dispositions 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Joint Venture Expansion and Redevelopment Projects
for the Twelve Month Period Ended December 31, 2005

	DDR's	Joint
	Ownership	Venture
Projects Substantially Complete	Percentage	Partner	Description

St. Petersburg, FL	24.63%	KLA/SM	Demise of former Service Merchandise building for 24,650 sf Homegoods (opened 11/05), 8,000 sf Boater’s World, 35,000 sf Joann’s (opened 7/03) and construction of outparcel.

Merriam, KS	14.50%	MDT	Expansion of the 7,300 sf outparcel to include Quiznos, Nextel, Fast Frame, and other retail tenants.

Total Cost (Millions)	$9.3

Projects in Progress	Percentage

Phoenix, AZ	20.00%	Coventry II	Relocation of several existing tenants to accommodate the relocation of Harkins Theatre, new anchor tenants, several junior anchors and other retail tenants to be announced.

Lancaster, CA	20.00%	Prudential Real Estate Investors	Relocate existing Wal-Mart to the area previously occupied by 99 Cent Store (relocated), House to Home and Costco (which were demolished) so that 20 acres of land could be sold to Wal-Mart for development of a Supercenter. Will recapture and redemise the former Wal-Mart for four junior anchors and three outparcels when Wal-Mart vacates.

Kansas City, MO	20.00%	Coventry II	Relocation of several small shop tenants in the shopping center to accommodate PetsMart (opened 7/05), Old Navy (opened 9/05) and additional mid-size anchors and other retail tenants to be announced.

Total Cost (Millions)	$57.4

Projects to Commence

Deer Park, IL	24.75%	Prudential Real Estate Investors	Approximately eight acres of land to be developed.

Kirkland, WA	20.00%	Coventry II	Large-scale redevelopment to include the relocation of several existing tenants, plus an expansion of the existing center to create additional GLA for two anchors, junior anchors, a theater, small shops and restaurants to be announced.
Joint Venture Expansions and Redevelopment 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Joint Venture Development Projects
for the Twelve Month Period Ended December 31, 2005

			DDR's	Joint	Total	Proportionate	Substantial
	Total		Ownership	Venture	Cost	Cost	Completion
Projects Substantially Complete	GLA		Percentage	Partner	(Millions)	(Millions)	Date	Major Tenants

Jefferson County (St. Louis), MO	330,051	(1)	50.0%	Sansone	$9.7	$4.8	2005	Target, Home Depot, Shoe Carnival, Deal$, Sally Beauty
San Antonio, TX (Westover)	581,883	(1)	10.0%	David Berndt Interests & Coventry II	$34.5	$3.4	2005	Lowe's (opened in 2003), Target, Ross Dress for Less, and Sportsman Warehouse (opened 3rd quarter 2005), Office Depot, PetsMart, Rack Room Shoes, Mattress Pro, Quizno's, Radio Shack, and Sports Clips (opened 4th quarter 2005) and other retail tenants to be announced.
Projects in Progress

Apex, NC (Beaver Creek Crossings-Phase II)	245,514		20.0%	First Carolina Properties	$39.9	$8.0	2007	To be announced.
Projects to Commence Construction

Merriam Village, KS	307,598		20%	Coventry II	$35.2	$7.0	2007	To be announced.

Joint Venture Development Totals	1,465,046				$119.3	$23.2

Notes:

(1)	Includes square footage which will not be Company owned.
Joint Venture Developments 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Joint Venture Development
Assets Placed in Service as of December 31, 2005

	Assets Placed	DDR's Current
	in Service	Proportionate Share
Date	(Millions)	(Millions)

As of December 31, 2004	$4.5	$2.3
1st Quarter 2005	$0.0	$0.0
2nd Quarter 2005	$1.9	$0.9
3rd Quarter 2005	$0.0	$0.0
4th Quarter 2005	$14.3	$1.4
Projected 2006	$23.5	$3.6
Projected Thereafter	$75.1	$15.0

Total	$119.3	$23.2
Joint Venture Development
Funding Schedule as of December 31, 2005

	DDR's	JV Partners'	Proceeds from
	Proportionate	Proportionate	Construction
	Share	Share	Loans	Total
	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of December 31, 2005	$16.2	$5.5	$39.0	$60.7
Projected Net Funding During 2006	0.4	1.6	48.2	$50.2
Projected Net Funding Thereafter	0.5	2.1	5.8	$8.4

Total	$17.1	$9.2	$93.0	$119.3

Joint Venture Development Delivery and Funding Schedules 5.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Joint Venture Debt
as of December 31, 2005

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate

RVIP III B Deer Park, IL	V	$56,520		07/06	Libor + 150

RVIP VI	F	18,078	(1)

RVIP VII	V	72,120	(2)	04/07	Libor + 140
	F	1,978	(2)	07/07	8.375

RVIP VIII	V	23,356		01/09	Libor + 100

DDRA Community Centers Five	V	18,000	(3)	07/07	Libor + 200
	F	280,000	(3)	08/10	5.295

DDRA Community Centers Eight Deer Valley, AZ	F	17,381		09/10	8.010

DDRA Kildeer LLC	V	4,500		08/07	Libor + 180
Kildeer, IL	F	15,000		08/07	5.640

Lennox Town Center Limited Columbus, OH	F	18,085		07/22	8.110

Sun Center Limited	F	6,177		05/11	5.420
Columbus, OH	F	14,459		04/11	8.480

DOTRS LLC Macedonia, OH	V	10,292		09/06	Libor +100

DDRC PDK Salisbury Phase III LLC Salisbury, MD	F	1,819		04/06	7.610

KLA/SM LLC	F	12,456		11/13	6.256
	F	16,541		10/13	6.365

Jefferson County Plaza, LLC Arnold, MO	V	3,749		08/08	Libor + 175

Paradise Village Gateway Phoenix, AZ	F	17,056		05/07	7.780

Paseo Colorado Holdings	V	30,000		02/06	Libor + 245
Pasadena, CA	F	55,000		02/06	5.780

DDR Markaz	F	110,000	(4)	06/08	4.129
Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Joint Venture Debt
as of December 31, 2005 (continued)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate

DDR Markaz II	F	$150,480	(5)	11/14	5.147

Coventry II DDR Ward Parkway	V	31,500		08/06	Libor + 240

Coventry II DDR Totem Lakes	V	26,000		07/07	Libor + 215

Coventry II DDR Phoenix Spectrum	V	39,000		07/06	Libor + 275

Coventry II DDR Westover Marketplace	V	17,683		07/07	Libor + 195

Coventry II DDR Buena Park	V	61,000		03/10	Libor + 115

Coventry II DDR Merriam Village	V	17,771		06/08	Libor + 150

DPG Realty Holdings, LLC
Tonawanda, NY	F	6,118		05/17	7.630
Tonawanda, NY	F	5,229		06/21	7.660

DDR Macquarie (6)

$125 Million Revolving Credit Facility	V	61,144	(7)	11/07	Libor + 100
JPMorgan Chase	F	9,100	(7)	11/07	4.913

Secured Financing	F	290,500	(8)	12/08	4.225
	V	50,000	(8)	12/08	Libor + 130
	F	165,250	(9)	06/09	4.180
	F	20,000	(9)	06/07	4.800
	V	29,750	(9)	06/07	Libor + 84

BJ’s Clarence	F	4,872		03/22	7.070
JoAnn Transit	F	3,276		08/13	6.250
New Hartford Consumer Square	F	36,278		11/18	5.750
Birmingham, AL (Riverchase)	F	7,880		01/13	5.500
Merriam Town Center	V	30,000		11/06	Libor + 110

DDR Macquarie Longhorn Holdings	F	85,000	(10)	01/12	4.910

DDR Macquarie Longhorn Holdings II	F	157,250	(11)	04/10	4.822
	V	26,450	(11)	04/10	Libor + 85

DDR Macquarie Longhorn Holdings III	F	39,300	(12)	04/10	5.098

		$2,173,398

Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Notes:

(1)	Encumbers five shopping center properties located in Kansas City, MO with mortgage interest rates ranging from 7.79% to 8.16% and maturity dates ranging from October 2007 to November 2007.

(2)	Encumbers three shopping center properties located in California and Washington.

(3)	Encumbers six shopping center properties as follows:

	Ahwatukee, AZ	Maple Grove, MN	Eagan, MN
	Phoenix, AZ	Portland, OR	Fort Worth, TX

(4)	Encumbers seven shopping center properties as follows:

	Oviedo, FL	Tampa, FL	Grove City, OH
	Richmond, CA	Highland, IN	Toledo, OH
Winchester, VA

(5)	Encumbers thirteen shopping center properties as follows:

	Orchard Park, NY	Warsaw, NY	Chillicothe, OH
	Rochester, NY	Leroy, NY	Loganville, GA
	Cheektowaga, NY	Jamestown, NY	Oxford, MS
	Amherst, NY	Ontario, NY	Goodlettsville, TN
Irondequoit, NY

(6)	The company’s 50% joint venture associated with the Mervyn’s Portfolio acquisition is not reflected below as it is consolidated within DDR’s accounts pursuant to FIN 46.

(7)	Encumbers three shopping center properties as follows:

	Canton, OH	St. Paul, MN	North Olmsted, OH

(8)	Encumbers seven shopping center properties as follows:

	Independence, MO	Framingham, MA	Fairfax, VA
	Schaumburg, IL	Atlanta, GA	Naples, FL
Marietta, GA

(9)	Encumbers ten shopping center properties as follows:

	Clarence, NY	Monaca, PA	Nashville, TN
	Cheektowaga, NY	Erie, PA	Coon Rapids, MN
	Batavia, NY	Murfreesboro, TN	Ashville, NC
Fayetteville, AR

(10)	Encumbers four shopping center properties as follows:

	Pioneer Hills (Aurora, CO)	Harbison Court (Columbia, SC)
	MacArthur Marketplace (Irving, TX)	Lakepointe Crossing (Lewisville, TX)

(11)	Encumbers eight shopping center properties as follows:

	Plainville Commons (Plainville, CT)	Cool Springs Pointe (Brentwood, TN)
	Riverdale Village (Coon Rapids, MN)	Shoppers World of Brookfield (Brookfield, WI)
	Brandon Village (Brandon, FL)	Brown Deer Center (Brown Deer, WI)
	Brandon Plaza (Brandon, FL)	Brown Deer Marketplace (Brown Deer, WI)

(12)	Encumbers three shopping center properties as follows:

	Grandville Marketplace (Grandville, MI)	Parker Pavilions (Parker, CO)
McDonough Marketplace (McDonough, GA)
Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Pro Rata Joint Venture Debt
as of December 31, 2005

	DDR's	DDR's
	Pro Rata	Pro Rata	Interest
Joint Venture	Interest	Debt (000's)	Rate (1)
RVIP III B	25.50%	$14,413	5.890
RVIP VI	25.50%	4,610	8.098
RVIP VII	20.75%	15,375	5.859
RVIP VIII	25.50%	5,956	5.390
DDRA Comm Ctr Five	50.00%	149,000	5.361
DDRA Comm Ctr Eight	50.00%	8,691	8.010
DDRA Kildeer, LLC	10.00%	1,950	5.766
Lennox Town Center	50.00%	9,043	8.110
Sun Center	79.45%	16,395	7.564
DOTRS LLC	50.00%	5,146	5.390
DDRC PDK Salisbury	50.00%	910	7.610
KLA/SM LLC	24.63%	7,142	6.318
Jefferson County Plaza	50.00%	1,874	6.140
Paradise Village Gateway	67.00%	11,427	7.780
Paseo Colorado Holdings	25.00%	21,250	6.154
DDR Markaz	20.00%	22,000	4.129
DDR Markaz II	20.00%	30,096	5.147
Coventry II DDR Ward Parkway	20.00%	6,300	6.790
Coventry II DDR Totem Lakes	20.00%	5,200	6.540
Coventry II DDR Phoenix Spectrum	20.00%	7,800	7.140
Coventry II DDR Westover Marketplace	10.00%	1,768	6.340
Coventry II DDR Buena Park	20.00%	12,200	5.540
Coventry II DDR Merriam Village	20.00%	3,554	5.890
DPG Realty Holdings, LLC	10.00%	1,135	7.643
DDR Macquarie	14.49%	147,226 (2)	4.737

Total		$510,460

	Fixed Rate	$385,739
	Variable Rate	$124,721

		$510,460

Weighted Average — Total		3.84 years	5.3%

Weighted Average — Fixed	1,564,564	4.65 years	5.0%

Weighted Average — Floating	608,834	1.76 Years	5.9%

Notes:

(1)	Interest rate on floating rate debt determined by using the LIBOR rate in effect on December 31, 2005. One-month LIBOR was 4.39% on December 31, 2005.

(2)	The company’s 50% joint venture associated with the Mervyn’s Portfolio acquisition is not reflected as it is consolidated within DDR’s accounts pursuant to FIN 46.
Summary of Pro Rata Joint Venture Debt 5.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2005
Summary of Joint Venture Mortgage Principal Payments
as of December 31, 2005
(000’s)

JOINT VENTURE	2006 Payments	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	Thereafter	Total
RVIP III B (Deer Park)	56,520											56,520
RVIP VI	317	17,761										18,078
RVIP VII	106	73,993										74,098
RVIP VIII				23,356								23,356
DDRA Community Centers Five		18,000			280,000							298,000
DDRA Community Centers Eight	200	217	231	255	16,479							17,381
DDRA Kildeer, LLC (Kildeer, IL)		19,500										19,500
Lennox Town Center Limited	540	585	635	688	746	809	877	950	1,031	1,117	10,109	18,085
Sun Center Limited Principal Mutual Life Ins Co	480	523	569	619	674	11,594						14,459
W. Lyman Case & Co	88	93	98	104	110	5,684						6,177
DOTRS LLC National City Bank	10,292											10,292
DDRC PDK Salisbury Phase III	1,819											1,819
KLA/SM LLC								28,997				28,997
Jefferson County Plaza LLC			3,749									3,749
Paradise Village Gateway	323	16,733										17,056
Paseo Colorado Holdings	85,000											85,000
DDR Markaz			110,000									110,000
DDR Markaz II									150,480			150,480
Coventry II DDR Ward Parkway	31,500											31,500
Coventry II DDR Totem Lakes		26,000										26,000
Coventry II DDR Phoenix Spectrum	39,000											39,000
Coventry II DDR Westover Marketplace		17,683										17,683
Coventry II DDR Buena Park					61,000							61,000
Coventry II DDR Merriam Village			17,771									17,771
Tonawanda, NY (Hollywood/Tops)	183	198	213	230	249	268	290	312	337	364	2,585	5,229
Tonawanda, NY (Tops/Gander Mtn.)	350	377	407	439	474	511	552	595	642	693	1,077	6,118
DDR Macquarie
Bank One $100M Revolver		70,244										70,244
Secured Financing		49,750	340,500	165,250								555,500
BJ’s Clarence	166	178	191	205	220	236	253	272	292	313	2,546	4,872
JoAnn Transit	344	366	390	415	441	470	500	351				3,276
New Hartford Consumer Square	1,951	2,066	2,188	2,317	2,454	2,599	2,752	2,915	3,087	3,269	10,680	36,278
Birmingham, AL (Riverchase)	122	129	136	145	153	162	170	6,864				7,880
Merriam Town Center	30,000											30,000
DDR Macquarie Longhorn Hldgs							85,000					85,000
DDR Macquarie Longhorn Hldgs II					183,700							183,700
DDR Macquarie Longhorn Hldgs III					39,300							39,300

Total — Debt	259,301	314,397	477,076	194,022	585,999	22,332	90,393	41,257	155,869	5,757	26,996	2,173,398

Summary of Joint Venture Mortgage Principal Payments 5.5

496 Shopping Centers (and interests in Retail Assets) 13 Managed Shopping Centers 44, plus Puerto Rico States (including managed properties) 81.6 Million Sq. Ft. Owned 113.2 Million Sq. Ft. Owned and Managed 96.4% / 95.1% % Leased / % Occupied 578 Total Employees Company Features (1) Includes Service Merchandise portfolio. (2) Includes retail development projects in process and scheduled to commence in 2006. (3) Assumes 100% ownership of joint venture assets and excludes developments. Based on actual pro rata ownership of joint venture assets, total owned GLA excluding development projects is 59 million. (4) Includes unowned anchors at Company-owned operating and development retail properties. (5) Core retail portfolio. (6) Including the assets acquired from Benderson Development, Caribbean Property Group and Mervyns, the total portfolio was 96.4% leased and 95.3% occupied. (1) (1) (2) (2) (3) (2) (3) (4) (5) (6)

Growth in Square Footage[1]

732% increase in owned space over 12 years

Managed
Non-owned
Owned
GLA (Million Square Feet)
120
100
80
60
40
20
0
9.8
13.2
19.3
20.6
24.7
27.6
36.3
38.6
39.6
45.3
54.1
74.8
81.6
22.8
1.4
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
4Q '05

(1) Includes Service Merchandise, but does not include developments.

DEVELOPERS DIVERSIFIED REALTY®

2

Growth in Square Footage 732% increase in owned space over 12 years (1) '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 Owned 10 13 19 21 25 28 36 39 40 45.3 54.1 74.8 81.6 Non-owned 3 3 3 4 7 9 6 12 12 11.6 22.1 21.4 22.8 Managed 4 5 5 5 4 5 5 9 5 0.7 0.2 1.4 1.4 (1) Includes Service Merchandise, but does not include developments. 13.2 9.8 19.3 20.6 24.7 27.6 36.3 38.6 39.6 45.3 54.1 74.8 22.8 1.4 GLA (Million Square Feet) 81.6 4Q '05

National Platform with Geographic Diversification

GLA by State
113 MSF /44 States
and 1 Commonwealth
+10.0 MSF
+5.0 – 10.0 MSF
+3.0 – 5.0 MSF
+1.0 – 3.0 MSF
Less than 1.0 SF
15.3 msf
13.5%
4.7 msf
4.2%
8.6 msf
7.6%
5.4 msf
4.8%
3.8 msf
3.4%
4.0 msf
3.5%
6.1 msf
5.4%
4.8 msf
4.3%
7.5 msf
6.6%
4.9 msf
4.4%
Puerto Rico

DEVELOPERS DIVERSIFIED REALTY®

GLA by State 113 MSF /44 States and 1 Commonwealth +10.0 MSF +5.0 - 10.0 MSF +3.0 - 5.0 MSF +1.0 - 3.0 MSF Less than 1.0 SF National Platform with Geographic Diversification Puerto Rico 4.7 msf 4.2% 15.3 msf 13.5% 8.6 msf 7.6% 6.1 msf 5.4% 7.5 msf 6.6% 4.8 msf 4.3% 5.4 msf 4.8% 4.9 msf 4.4% 4.0 msf 3.5% 3.8 msf 3.4%

Avg. Annualized Base Rental Rates[1]

$18.00
$15.00
$12.00
$9.00
$6.00
$3.00
Total
Shops
$16.62
$11.30
'87
'90
'93
'96
'99
'02
4Q '05

(1) Does not include Service Merchandise or development properties.

4

'87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 4Q '05 Total 4.38 4.81 4.93 5.27 5.35 5.37 5.6 5.89 7.6 7.85 8.49 8.99 9.2 9.66 10.03 10.2 10.7 10.79 11.3 Shops 7.09 7.41 7.87 8.25 8.29 8.37 8.56 9.02 10.54 10.87 11.69 12.39 12.69 13.66 14.02 14.5 15 15.15 16.62 Avg. Annualized Base Rental Rates $16.62 $11.30 (1) (1) Does not include Service Merchandise or development properties.

Avg. Annualized Base Rental Rates Dec. 31, 2005 416 $11.30 $16.62 Dec. 31, 2004 373 $10.79 $15.15 Dec. 31, 2003 274 $10.82 $15.55 Dec. 31, 2002 189 $10.58 $15.18 Dec. 31, 2001 192 $10.03 $14.02 Dec. 31, 2000 190 $9.66 $13.66 Dec. 31, 1999 186 $9.20 $12.69 Dec. 31, 1998 159 $8.99 $12.39 Dec. 31, 1997 123 $8.49 $11.69 Dec. 31, 1996 112 $7.85 $10.87 Dec. 31, 1995 106 $7.60 $10.54 Dec. 31, 1994 84 $5.89 $9.02 Dec. 31, 1993 69 $5.60 $8.56 Dec. 31, 1992 53 $5.37 $8.37 Dec. 31, 1991 53 $5.35 $8.29 Dec. 31, 1990 52 $5.27 $8.25 Dec. 31, 1989 45 $4.93 $7.87 Dec. 31, 1988 40 $4.81 $7.41 Dec. 31, 1987 37 $4.38 $7.09 Period Ending Number of Properties Total Shop Space Annualized Base Rent / S.F.

Lease Expirations by Year [1] [2]

15%
10%
5%
0%
% Total Base Rents by Class
Anchor
Small Shop
2006
2007
2008
2009
2010
2011

(1) Does not include Service Merchandise or development properties.

(2) Options not included.

DEVELOPERS
DIVERSIFIED
REALTY

Lease Expirations by Year 2006 2007 2008 2009 2010 2011 Anchor 0.014 0.028 0.032 0.051 0.076 0.092 Small Shop 0.099 0.133 0.14 0.135 0.135 0.091 (1) Does not include Service Merchandise or development properties. (2) Options not included. % Total Base Rents by Class (1) (2)

Lease Expirations by Year (1) 2006 28 $6.4 $5.74 809 $35.1 $15.04 2007 48 $12.4 $6.30 974 $47.5 $15.60 2008 58 $14.6 $6.81 929 $49.7 $16.08 2009 78 $23.0 $7.43 807 $48.0 $16.32 2010 102 $34.1 $8.83 791 $48.1 $16.70 2011 113 $41.5 $9.64 356 $32.4 $18.68 2012 96 $35.5 $8.79 208 $20.5 $21.22 2013 75 $28.4 $8.84 174 $16.0 $18.25 2014 93 $36.6 $10.27 164 $14.4 $19.19 691 $232.4 $8.49 5,212 $311.5 $16.71 1,060 $451.3 $9.00 5,743 $355.7 $16.84 Year Leases Revenue Average/S.F. Leases Revenue Average/S.F. 2006-2014 Subtotal (1) Does not include Service Merchandise or development properties. Anchor Base Rent Shop Space Base Rent (Millions) (Millions) Total Rent Roll

Largest Tenants by GLA Owned & Unowned 1. Wal-Mart / Sam's Club 96 14.28 46 6.09 50 8.19 2. Target 33 4.14 10 1.26 23 2.88 3. Lowe's Home Improvement 30 3.91 15 1.91 15 2.00 4. Home Depot 33 3.47 12 1.11 21 2.36 5. Mervyns 39 2.98 38 2.91 1 0.08 6. Kohl's 31 2.65 28 2.39 3 0.26 7. Royal Ahold (Tops Market) 44 2.64 42 2.52 2 0.12 8. Kmart / Sears 28 2.58 26 2.19 2 0.38 9. T.J. Maxx / Marshalls 67 2.20 67 2.20 0 0.00 10. PETsMART 68 1.51 68 1.51 0 0.00 Total Units Total GLA (millions) Owned Units Owned GLA (millions) Unowned Units Unowned GLA (millions) (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Assumes 100% ownership of joint ventures. (1) (2)

Reliance on Major Tenants (Owned Shopping Center GLA Only) (1) (2) (3) Tenant Units Percent of Total Credit Ratings Total Base Rent (millions) (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Based on pro rata ownership of joint venture properties. (3) Reflects major tenants representing total portfolio rents of 1% and higher. Wal-Mart / Sam's Club 46 $31.26 5.39% AA/Aa2 Royal Ahold (Tops Markets) 42 $18.13 3.13% BB/Ba1 Mervyns 38 $16.41 2.83% NR/NR PETsMART 68 $11.38 1.96% BB/Ba2 T.J. Maxx / Marshalls 67 $10.83 1.87% A/A3 Bed Bath & Beyond 43 $10.02 1.73% BBB/NR Kohl's 28 $9.85 1.70% A-/A3 Lowe's Home Improvement 15 $9.68 1.67% A+/A2 Kmart / Sears 26 $7.92 1.36% BBB-/Baa3 OfficeMax (Boise Cascade) 47 $7.37 1.27% B+/Ba2 Michaels 43 $7.35 1.27% NR/NR Home Depot 12 $7.29 1.26% AA/Aa3 Old Navy / GAP / Banana Republic 44 $6.98 1.20% BBB-/Baa3 Barnes & Noble 28 $6.34 1.09% NR/NR Subtotal 547 $160.81 27.73% Total Portfolio 6,803 $579.95 100.00%

Major Tenant (units)	Owned GLA	% Total GLA	Major Tenant (units)	Base Rental Revenue ($Millions)	% Total Base Rent
1. Wal-Mart / Sam's Club (46)	5.24	8.99%	1. Wal-Mart / Sam's Club (46)	$31.26	5.39%
2. Kmart / Sears (26)	2.05	3.52%	2. Royal Ahold (Tops Markets) (42)	$18.13	3.13%
3. Royal Ahold (Tops Markets) (42)	1.63	2.80%	3. Mervyns (38)	$16.41	2.83%
4. Lowe's Home Improvement (15)	1.57	2.69%	4. PETsMART (68)	$11.38	1.96%
5. Mervyns (38)	1.46	2.51%	5. T.J. Maxx / Marshalls (67)	$10.83	1.87%
6. Kohl's (28)	1.40	2.41%	6. Bed Bath & Beyond (43)	$10.02	1.73%
7. T.J. Maxx / Marshalls (67)	1.23	2.11%	7. Kohl's (28)	$9.85	1.70%
8. Target (10)	1.00	1.71%	8. Lowe's Home Improvement (15)	$9.68	1.67%
9. Home Depot (12)	0.92	1.57%	9. OfficeMax (Boise Cascade) (47)	$7.37	1.27%
10. PETsMART (68)	0.90	1.55%	10. Michaels (43)	$7.35	1.27%
11. Bed Bath & Beyond (43)	0.88	1.52%	11. Kmart / Sears (26)	$7.33	1.26%
12. Toys "R" Us / Babies "R" Us (29)	0.82	1.40%	12. Home Depot (12)	$7.29	1.26%
13. JCPenney (20)	0.79	1.35%	13. Old Navy / GAP / Banana Republic (44)	$6.98	1.20%
14. OfficeMax (Boise Cascade) (47)	0.70	1.20%	14. Barnes & Noble (28)	$6.34	1.09%
15. Kroger (17)	0.65	1.12%	15. AMC Theater (7)	$5.77	0.99%
16. Michaels (43)	0.65	1.11%	16. Ross Stores (31)	$5.64	0.97%
17. Dollar Tree (90)	0.59	1.02%	17. Best Buy (18)	$5.57	0.96%
18. Goody's Family Clothing (22)	0.56	0.96%	18 . Staples (26)	$5.54	0.96%
19. Ross Stores (31)	0.55	0.95%	19. Dick's Sporting Goods (15)	$5.51	0.95%
20. Bealls (16)	0.55	0.94%	20. Toys "R" Us / Babies "R" Us (29)	$5.37	0.93%
Subtotal 1-20	24.13	41.46%	Subtotal 1-20	$193.63	33.39%
Total Portfolio	58.21	100.00%	Total Portfolio	$579.95	100.00%

10

DEVELOPERS DIVERSIFIED REALTY®

Reliance on Major Tenants by GLA and Base Rental Revenues (1) (2) 1. Wal-Mart / Sam's Club (46) $31.26 5.39% 2. Royal Ahold (Tops Markets) (42) $18.13 3.13% 3. Mervyns (38) $16.41 2.83% 4. PETsMART (68) $11.38 1.96% 5. T.J. Maxx / Marshalls (67) $10.83 1.87% 6. Bed Bath & Beyond (43) $10.02 1.73% 7. Kohl's (28) $9.85 1.70% 8. Lowe's Home Improvement (15) $9.68 1.67% 9. OfficeMax (Boise Cascade) (47) $7.37 1.27% 10. Michaels (43) $7.35 1.27% 11. Kmart / Sears (26) $7.33 1.26% 12. Home Depot (12) $7.29 1.26% 13. Old Navy / GAP / Banana Republic (44) $6.98 1.20% 14. Barnes & Noble (28) $6.34 1.09% 15. AMC Theater (7) $5.77 0.99% 16. Ross Stores (31) $5.64 0.97% 17. Best Buy (18) $5.57 0.96% 18 . Staples (26) $5.54 0.96% 19. Dick's Sporting Goods (15) $5.51 0.95% 20. Toys "R" Us / Babies "R" Us (29) $5.37 0.93% Subtotal 1-20 $193.63 33.39% Total Portfolio $579.95 100.00% 1. Wal-Mart / Sam's Club (46) 5.24 8.99% 2. Kmart / Sears (26) 2.05 3.52% 3. Royal Ahold (Tops Markets) (42) 1.63 2.80% 4. Lowe's Home Improvement (15) 1.57 2.69% 5. Mervyns (38) 1.46 2.51% 6. Kohl's (28) 1.40 2.41% 7. T.J. Maxx / Marshalls (67) 1.23 2.11% 8. Target (10) 1.00 1.71% 9. Home Depot (12) 0.92 1.57% 10. PETsMART (68) 0.90 1.55% 11. Bed Bath & Beyond (43) 0.88 1.52% 12. Toys "R" Us / Babies "R" Us (29) 0.82 1.40% 13. JCPenney (20) 0.79 1.35% 14. OfficeMax (Boise Cascade) (47) 0.70 1.20% 15. Kroger (17) 0.65 1.12% 16. Michaels (43) 0.65 1.11% 17. Dollar Tree (90) 0.59 1.02% 18. Goody's Family Clothing (22) 0.56 0.96% 19. Ross Stores (31) 0.55 0.95% 20. Bealls (16) 0.55 0.94% Subtotal 1-20 24.13 41.46% Total Portfolio 58.21 100.00% Major Tenant (units) Owned GLA % Total GLA Base Rental Revenue ($Millions) % Total Base Rent Major Tenant (units) (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Based on pro rata ownership of joint venture properties.

Run Date: 02/07/2006 Time: 2:49:11PM Page 1 of 18 Quarter: 4Q05

Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
Alabama

1	BIRMINGHAM, AL (BROOK)	BROOK HIGHLAND PLAZA 5291 HWY 280 SOUTH	35242	SC	1994/2003	1994	100.00%	423,493	550,410	3,835,590	GOODY’S #165(2009), REGAL CINEMAS, INC.#010401(2014), STEIN MART#67(2011), OFFICEMAX #588(2011), MICHAEL’S #9986(2009), BOOKS-A-MILLION #181(2010), ROSS STORES #637(2014), LOWES HOME CENTERS(NOT OWNED)

2	BIRMINGHAM, AL (EASTWOOD)	EASTWOOD FESTIVAL CENTER 7001 CRESTWOOD BLVD	35210	SC	1989/1999	1995	100.00%	301,074	454,904	1,862,450	OFFICE DEPOT #43(2007), DOLLAR TREE #1130(2009), BURLINGTON COAT FACTORY #297(2008), REGAL CINEMAS, INC.#010402(2006), HOME DEPOT(NOT OWNED), WESTERN SUPERMARKETS(NOT OWNED)

3	BIRMINGHAM, AL (RIVERCHASE)	RIVERCHASE PROMENADE MONTGOMERY HIGHWAY	35244	SC	1989	2002	14.50%	98,016	228,344	1,395,703	MARSHALL’S #411(2008), GOODY’S(NOT OWNED), TOY’S R US(NOT OWNED), KID’S R US(NOT OWNED)

4	GADSDEN, AL	EAST SIDE PLAZA 3010-3036 E. MEIGHAN BOULEVARD	35903	SC	1979/2004	2003	100.00%	85,196	130,899	279,204	FRED’S(2009), FOOD WORLD(NOT OWNED)

5	OPELIKA, AL	PEPPERELL CORNERS 2300-2600 PEPPERELL PARKWAY OP	36801	SC	1995	2003	100.00%	190,127	190,127	1,227,560	Lowe’s #0398(2012), Goody’s 20921 - #121(2010), Winn-Dixie #409(2013)

6	SCOTTSBORO, AL	SCOTTSBORO MARKETPLACE 24833 JOHN P REID PARKWAY	35766	SC	1999	2003	100.00%	40,560	223,750	453,816	Goody’s #55(2011), WAL-MART(NOT OWNED)

Arizona

7	AHWATUKEE, AZ	FOOTHILLS TOWNE CTR (II) 4711 EAST RAY ROAD	85044	SC	1996/1997/1999	1997	50.00%	647,904	686,435	9,240,170	JO-ANN, ETC. #1917(2010), BEST BUY #177(2014), BASSETT FURNITURE(2010), AMC THEATRE(2021), BARNES & NOBLE #2781(2012), ASHLEY HOMESTORES(2011), STEIN MART #106(2011), BABIES R US #5670(2007), ROSS DRESS FOR LESS. #369(2007), OFFICEMAX #743(2012)

8	CHANDLER, AZ	MERVYNS PLAZA 2992 N. ALMA SCHOOL ROAD	85224	FO	1985	2005	50.00%	74,862	74,862	660,000	MERVYN’S(2020)

9	MESA, AZ (SUPERS)	SUPERSTITION SPRINGS CENTER 6505 E. SOUTHERN AVE	85206	FO	1990	2005	50.00%	86,858	86,858	1,129,000	MERVYN’S(2020)

10	PHOENIX, AZ	PARADISE VILLAGE GATEWAY TATUM & SHEA BLVDS.	85028	SC	1997/2004	2003	67.00%	223,208	296,118	4,243,063	BED BATH & BEYOND #93(2011), ROSS #364(2007), PETSMART #131(2015), STAPLES #0395(2010), ALBERTSONS-OSCO DRUG(NOT OWNED)

11	PHOENIX, AZ (DEER VALLEY)	DEER VALLEY TOWNE CENTER 2805 WEST AGUA FRIA FREEWAY	85027	SC	1996	1999	50.00%	197,009	459,939	3,093,139	ROSS STORES #412(2009), OFFICEMAX #739(2013), PETSMART #1333(2014), MICHAEL’S #9922(2009), TARGET(NOT OWNED), AMC THEATRES(NOT OWNED)

12	PHOENIX, AZ (DV)	DEER VALLEY 4255 W. THUNDERBIRD ROAD	85053	FO	1979	2005	50.00%	81,009	81,009	803,000	MERVYN’S(2020)

13	PHOENIX, AZ (PEORIA)	ARROWHEAD CROSSING 7553 WEST BELL ROAD	85382	SC	1995	1996	50.00%	346,428	416,606	4,375,109	STAPLES #289(2009), COMP USA#318(2013), MAC FRUGAL’S #333 -1(2010), BARNES & NOBLE #2746-1(2011), T.J. MAXX #162(2011), CIRCUIT CITY — #3362(2016), DSW SHOE WAREHOUSE #29264(2017), BASSETT FURNITURE(2009), LINENS ‘N THINGS #427-1(2011), FRY’S(NOT OWNED)

14	PHOENIX, AZ (SILVER)	SILVER CREEK PLAZA 4710 E. RAY ROAD	85044	FO	1994	2005	50.00%	76,214	76,214	839,000	MERVYN’S(2020)

15	PHOENIX, AZ (SPE)	PHOENIX SPECTRUM MALL 1703 WEST BETHANY HOME ROAD	85015	SC	1961	2004	20.00%	389,388	844,019	5,021,822	COSTCO WHOLESALE CORP #665(2020), ROSS DRESS FOR LESS(2013), PETsMART(2019), HARKINS THEATRE(2002), WALMART(NOT OWNED), DILLARD’S(NOT OWNED)

16	TUCSON, AZ	SANTA CRUZ PLAZA 3660 S. 16TH AVE	85713	FO	1982	2005	50.00%	76,126	76,126	503,000	MERVYN’S(2020)

Arkansas

17	FAYETTEVILLE, AR	SPRING CREEK CENTRE 464 E. JOYCE BOULEVARD	72703	SC	1997/1999/2000/2001	1997	14.50%	262,827	590,161	3,030,283	T.J. MAXX #159(2011), BEST BUY(2017), GOODY’S #231(2013), OLD NAVY #02625(2010), BED, BATH & BEYOND #278(2009), WAL-MART SUPER CENTER(NOT OWNED), HOME DEPOT(NOT OWNED)

18	FAYETTEVILLE, AR (STEELE)	STEELE CROSSING 3533-3595 N. SHILOH DR	72703	SC	2003	2003	14.50%	50,293	261,644	992,568	KOHL’S(NOT OWNED), TARGET(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 2 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
19	N. LITTLE ROCK, AR	MCCAIN PLAZA 4124 EAST MCCAIN BOULEVARD	72117	SC	1991/2004	1994	100.00%	295,013	295,013	1,856,100	BED BATH & BEYOND #517(2013), T.J. MAXX #721(2007), CINEMARK THEATRE-TANDY 10(2011), BURLINGTON COAT FACTORY WHSE(2014), Michael’s Stores(2014), SPORTS AUTHORITY(2013)

20	RUSSELLVILLE, AR	VALLEY PARK CENTRE 3093 EAST MAIN STREET	72801	SC	1992	1994	100.00%	272,245	272,245	1,682,715	WAL-MART STORES #58(2011), STAGE #301(2010), J.C. PENNEY #351(2012)
California

21	ANAHEIM, CA	ANAHEIM HILLS FESTIVAL CENTER 8100 E. SANTA ANA CANYON ROAD	92808	FO	1992	2005	50.00%	77,883	77,883	1,276,000	MERVYN’S(2020)

22	ANTIOCH, CA	COUNTY EAST SHOPPING CENTER 2602 SOMERSVILLE ROAD	94509	FO	1970	2005	50.00%	75,339	75,339	1,158,000	MERVYN’S(2020)

23	BUENA PARK, CA	BUENA PARK MALL AND ENTERTAIN 100 BUENA PARK	90620	SC	1965	2004	20.00%	697,125	1,104,788	8,175,744	Circuit City #405(2018), DSW Shoe Warehouse(2013), Ross Dress for Less #440(2010), Bed Bath & Beyond #325(2011), Kohls Department Store #589(2024), Krikorian Premier Theatres(2023), Michaels(2014), SEARS(NOT OWNED), WALMART(NOT OWNED)

24	BURBANK, CA	BURBANK TOWN CENTER 245 E. MAGNOLIA BLVD	91502	GL	1991	2005	50.00%	89,182	89,182	1,593,000	MERVYN’S(2020)

25	CHINO, CA	CHINO TOWN SQUARE SHOPPING 5517 PHILADELPHIA STREET	91710	FO	1986	2005	50.00%	81,282	81,282	853,000	MERVYN’S(2020)

26	CLOVIS, CA	SIERRA VISTA MALL 1000 SHAW AVE	93612	GL	1988	2005	50.00%	77,561	77,561	700,000	MERVYN’S(2020)

27	EL CAJON, CA	WESTFIELD SHOPPING TOWN 565 FLETCHER PARKWAY	92020	GL	1989	2005	50.00%	85,744	85,744	1,229,000	MERVYN’S(2020)

28	FAIRFIELD, CA	WESTFIELD SOLANO MALL 1451 GATEWAY BLVD	94533	FO	1981	2005	50.00%	89,223	89,223	1,594,000	MERYVN’S(2020)

29	FOLSOM, CA	FOLSOM SQUARE 1010 E. BIDWELL STREET	95630	FO	2003	2005	50.00%	79,080	79,080	1,132,000	MERVYN’S(2020)

30	FOOTHILL RANCH, CA	FOOTHILLS RANCH TOWN CENTRE 26732 PORTOLA PKWY	92610	FO	1993	2005	50.00%	77,934	77,934	1,030,000	MERVYN’S(2020)

31	GARDEN GROVE, CA	GARDEN GROVE CENTER 13092 HARBOR BLVD	92843	FO	1982	2005	50.00%	83,746	83,746	738,000	MERVYN’S(2020)

32	LANCASTER, CA	VALLEY CENTRAL — DISCOUNT 44707-44765 VALLEY CENTRAL WAY	93536	SC	1990	2001	20.00%	348,281	478,585	3,672,750	MARSHALLS #375(2007), CIRCUIT CITY #6464(2011), STAPLES #88(2008), MOVIES 12/ CINEMARK(2017), WAL-MART #1563(2010), COSTCO(NOT OWNED)

33	LOMPAC, CA	MISSION PLAZA 1600 N H STREET	93436	FO	1992	2005	50.00%	62,523	62,523	344,000	MERVYN’S(2020)

34	LONG BEACH, CA (PIKE)	THE PIKE 95 SOUTH PINE AVE	90802	SC	2005	1 *	100.00%	169,774	196,547	2,859,189	CINEMARK(2008), CLUB V 20(2019)

35	MADERA, CA	MADERA 1467 COUNTRY CLUB DRIVE	93638	FO	1990	2005	50.00%	59,720	59,720	197,000	MERVYN’S(2020)

36	NORTH FULLERTON, CA	NORTH FULLERTON 200 IMPERIAL HWY	92835	FO	1991	2005	50.00%	76,360	76,360	757,000	MERVYN’S(2020)

37	NORTHRIDGE, CA	NORTHRIDGE PLAZA 8800 CORBIN AVE	91324	LH	1980	2005	50.00%	75,455	75,455	532,000	MERVYN’S(2020)

38	OCEANSIDE, CA.	OCEAN PLACE CINEMAS 401-409 MISSION AVENUE	92054	SC	2000	1 *	100.00%	80,450	80,450	1,087,496	REGAL CINEMAS(2014)

39	PALMDALE, CA	ANTELOPE VALLEY MALL 1305 W. RANCHO VISTA BLVD	93551	FO	1992	2005	50.00%	76,550	76,550	813,000	MERVYN’S(2020)

40	PASADENA, CA	PASEO COLORADO 280 EAST COLORADO BLVD.	91101	LC	2001	2003	25.00%	556,961	556,961	11,114,601	GELSON’S MARKET(2021), LOEHMANN’S(2015), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB. CORP(2016), DSW SHOE WAREHOUSE(2011), J.JILL(2012), DELMONICOS SEAFOOD(2012), PF CHANGS CHINA BISTRO(2016), BOMBAY COMPANY(2011), TOMMY BAHAMA(2011), SEPHORA(2011)

41	PLEASANT HILL, CA.	DOWNTOWN PLEASANT HILL 2255 CONTRA COSTA BLVD #101	94523	SC	1999/2000	2001	20.00%	347,678	347,678	6,385,080	ALBERTSON’S #7062(2020), MICHAEL’S #2109(2010), BORDERS BOOK & MUSIC(2015), CENTURY THEATRES, INC(2016), BED,BATH & BEYOND #261(2010), ROSS STORES #449(2010)

42	PORTERVILLE, CA	PORTERVILLE MARKET PLACE 1275 W. HENDERSON AVE	93257	FO	1991	2005	50.00%	76,378	76,378	505,000	MERVYN’S(2020)

43	REDDING, CA	SHASTA CENTER 1755 HILLTOP DRIVE	96002	FO	1984	2005	50.00%	61,363	61,363	608,000	MERVYN’S(2020)

44	RICHMOND, CA (HILLTOP)	HILLTOP PLAZA 3401 BLUME DRIVE	94806	SC	1996/2000	2002	20.00%	245,774	245,774	3,641,392	OFFICEMAX #558(2011), PETSMART #062(2012), ROSS DRESS FOR LESS #375(2008), BARNES & NOBLE BOOKSELLERS(2011), CIRCUIT CITY#3374(2017), CENTURY THEATRE(2016)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 3 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
45	SAN DIEGO, CA	SOUTHLAND PLAZA SHOPPING 575 SATURN BLVD	92154	FO	1982	2005	50.00%	75,207	75,207	994,000	MERVYN’S(2020)

46	SAN FRANCISCO, CA (RETAIL)	VAN NESS PLAZA 215 1000 VAN NESS AVENUE	94109	SC	1998	2002	100.00%	123,755	123,755	3,796,160	AMC VAN NESS 14 THEATRES(2030), CRUNCH FITNESS INT’L, INC.(2008)

47	SANTA MARIA, CA	TOWN CENTER WEST SHOPPING 201 TOWN CENTER W	93458	FO	1988	2005	50.00%	84,886	84,886	748,000	MERVYN’S(2020)

48	SANTA ROSA, CA	SANTA ROSA PLAZA 600 SANTA ROSA PLAZA	95401	FO	1981	2005	50.00%	90,348	90,348	1,497,000	MERVYN’S(2020)

49	SLATTEN RANCH, CA	SLATTEN RANCH SHOPPING CENTER 5849 LONE TREE WAY	94531	FO	2002	2005	50.00%	78,819	78,819	1,302,000	MERVYN’S(2020)

50	SONORA, CA	SONORA CROSSROAD SHOPPING 1151 SANGUINETTI ROAD	95370	FO	1993	2005	50.00%	62,214	62,214	719,000	MERVYN’S(2020)

51	TULARE, CA	ARBOR FAIRE SHOPPING CENTER 1675 HILLMAN STREET	93274	FO	1991	2005	50.00%	62,947	62,947	555,000	MERVYN’S(2020)

52	UKIAH, CA	UKIAH 437 N. ORCHARD AVE	95482	FO	1990	2005	50.00%	58,841	58,841	324,000	MERVYN’S(2020)

53	WEST COVINA, CA	WEST COVINA SHOPPING CENTER 2753 E. EASTLAND CTR DRIVE	91791	GL	1979	2005	50.00%	82,028	82,028	1,515,000	MERVYN’S(2020)

Colorado

54	ALAMOSA, CO	ALAMOSA PLAZA 145 CRAFT DRIVE	81101	SC	1986	1/2 *	100.00%	19,875	161,924	77,773	CITY MARKET, INC.(NOT OWNED), BIG “R”(NOT OWNED)

55	AURORA, CO	PIONEER HILLS 5400-5820 SOUTH PARKER	80012	SC	2003	2003	14.50%	127,215	479,541	2,405,766	BED BATH & BEYOND #436(2012), OFFICE DEPOT #2184(2017), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

56	BROOMFIELD, CO	FLATIRON MARKETPLACE GARDEN 1 WEST FLATIRON CIRCLE	80021	SC	2001	2003	100.00%	245,217	421,482	5,259,892	Nordstrom(2011), Linen’s N Things(2017), Best Buy(2016), Office Depot(2016), GREAT INDOORS(NOT OWNED)

57	DENVER, CO	TAMARAC SQUARE 7777 E. HAMPDEN	80231	SC	1976	2001	100.00%	174,780	196,580	1,767,979	REGENCY THEATRES TAMARAC SQ.(2008)

58	DENVER, CO (CENTENNIAL)	CENTENNIAL PROMENADE 9555 E. COUNTY LINE ROAD	80223	SC	1997/2002	1997	100.00%	408,337	529,488	6,686,007	GOLFSMITH GOLF CENTER(2007), SOUNDTRACK(2017), ROSS DRESS FOR LESS #388(2008), OFFICEMAX #686(2012), MICHAEL’S #9710(2007), TOYS R US#9540(2011), BORDERS #163(2017), LOEHMANN’S R.E. HOLDINGS, INC.(2012), HOME DEPOT(NOT OWNED), RECREATIONAL EQUIPMENT(NOT OWNED)

59	DENVER, CO (UNIVERSITY)	UNIVERSITY HILLS 2730 SOUTH COLORADO BOULEVARD	80222	SC	1997	2003	100.00%	244,383	244,383	3,663,312	Linens N Things #119(2013), Pier 1 Imports #1116(2014), Officemax #416(2012), King Soopers/Krogers(2017)

60	FORT COLLINS. CO	MULBERRY AND LEMAY CROSSINGS MULBERRY ST. & S. LEMAY AVE.	80525	SC	1	2003	100.00%	18,988	316,420	420,764	WAL-MART(NOT OWNED), HOME DEPOT(NOT OWNED)

61	LITTLETON, CO	ASPEN GROVE 7301 SOUTH SANTA FE	80120	LC	2002	1 *	100.00%	228,050	251,784	6,509,649	COLDWATER CREEK(2011), TALBOTS(2012),ANN TAYLOR(2012), J.CREW(2012), BANANA REPUBLIC(2012), GAP(2012), WILLIAMS-SONOMA(2014), J.JILL(2012), BOMBAY COMPANY(2012), POTTERY BARN(2014), PIER 1 IMPORTS(2011), JOSEPH A. BANK CLOTHERS(2012), BUCA di BEPPO(2013), CHAMPPS(2022)

62	PARKER, CO (FLATACRES)	FLATACRES MARKETCENTER SOUTH PARKER ROAD	80134	SC	2003	1 *	100.00%	116,644	221,520	2,020,935	BED BATH & BEYOND #605(2014), GART SPORTS(2014), MICHAEL’S #3751(2013), KOHL’S(NOT OWNED)

63	PARKER, CO (PAVILIONS)	PARKER PAVILIONS 11153-11183 SOUTH PARKER ROAD	80134	SC	2003	2003	14.50%	89,631	410,868	1,686,143	Office Depot #2165(2016), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

Connecticut

64	PLAINVILLE, CT	CONNECTICUT COMMONS I-84 & RTE 9	06062	SC	1999/2001	1 *	14.50%	463,394	566,537	6,537,419	LOWE’S OF PLAINVILLE #650(2019), KOHL’S #461(2022), DSW SHOE WAREHOUSE(2015), DICK’S SPORTING GOODS #185(2020), PETSMART(2015), A.C. MOORE(2014), OLD NAVY #02758(2011), LEVITZ FURNITURE(2015), LINENS ‘N THINGS(2017), PLAINVILLE THEATRE(NOT OWNED)

Florida

65	BAYONET POINT, FL	POINT PLAZA US 19 & SR 52	34667	SC	1985/2003	1/2 *	100.00%	209,720	209,720	1,353,215	PUBLIX SUPER MARKETS #295(2010), BEALL’S #11(2014), T.J. MAXX #794(2010)

66	BOYNTON BEACH, FL	MEADOWS SQUARE HYPOLUXO RD & N. CONGRESS AVE	33461	SC	1986	2004	100.00%	106,224	106,224	1,454,787	Publix Super Markets #14(2011)

67	BRANDON, FL	KMART SHOPPING CENTER 1602 BRANDON BL	33511	SC	1972/1997/2003	2 *	100.00%	161,900	228,022	777,663	K MART #4311(2007), KANE FURNITURE(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 4 of 18 Quarter: 4Q05

Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
68	BRANDON, FL (PLAZA)	LAKE BRANDON PLAZA CAUSEWAY BOULEVARD	33511	SC	1999	2003	14.50%	148,267	196,801	1,865,859	Compusa #603(2017), Jo-Ann Fabrics #1959(2017), Publix Super Markets #663(2019), BABIES R US(NOT OWNED)

69	BRANDON, FL (VILLAGE)	LAKE BRANDON VILLAGE CAUSEWAY BOULEVARD	33511	SC	1997/2004	2003	14.50%	113,986	243,641	1,483,048	Linens ‘N Things #496(2014), Sports Authority #213(2018), PETSMART(2020), LOWE’S(NOT OWNED)

70	CRYSTAL RIVER, FL	CRYSTAL RIVER PLAZA 420 SUN COAST HWY	33523	SC	1986/2001	1/2 *	100.00%	160,135	160,135	995,432	BEALL’S #38 -4(2012), BEALL’S OUTLET #191(2006), TECHNOLOGY CONSERVATION GROUP(2006)

71	DAYTONA BEACH, FL	VOLUSIA 1808 W. INTERNATIONAL SPEEDWAY	32114	SC	1984	2001	100.00%	76,087	76,087	831,585	Marshalls of MA, Inc.(2010)

72	ENGLEWOOD, FL	ROTONDA PLAZA 5855 PLACIDA ROAD	34224	SC	1991	2004	100.00%	46,835	46,835	467,280	Kash n Karry #1885(2011)

73	GULF BREEZE, FL	GULF BREEZE MARKETPLACE 3749-3767 GULF BREEZE PARKWAY	32561	SC	1998	2003	100.00%	29,827	333,654	476,494	LOWE’S(NOT OWNED), WAL-MART(NOT OWNED)

74	JACKSONVILLE, FL	JACKSONVILLE REGIONAL 3000 DUNN AVENUE	32218	SC	1988	1995	100.00%	219,735	295,752	1,342,364	J.C. PENNEY #1033-4(2007), WINN DIXIE STORES #167(2009)

75	JACKSONVILLE, FL(ARLINGTON RD)	ARLINGTON ROAD PLAZA 926 ARLINGTON ROAD	32211	SC	1990/1999	2004	100.00%	182,098	182,098	986,608	Food Lion #833(2010)

76	LAKELAND, FL (HIGHLANDS)	HIGHLANDS PLAZA SHOPPING CTR 2228 LAKELANDS HIGHLAND ROAD	33803	SC	1990	2004	100.00%	102,572	102,572	809,387	Winn-Dixie #631(2017)

77	MARIANNA, FL	THE CROSSROADS 2814-2822 HIGHWAY 71	32446	SC	1990	1/2 *	100.00%	63,894	155,155	341,984	BEALL’S #54 -4(2008), WAL-MART(NOT OWNED)

78	NAPLES, FL	CARILLON PLACE 5010 AIRPORT ROAD NORTH	33942	SC	1994	1995	14.50%	267,808	283,208	3,037,208	WINN DIXIE #739(2014), T.J. MAXX #084(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS #305(2010), CIRCUIT CITY #3205(2015), OFFICEMAX #159(2010)

79	OCALA, FL	OCALA WEST 2400 SW COLLEGE ROAD	32674	SC	1991	2003	100.00%	40,975	40,975	376,505	Sports Authority(2012)

80	ORANGE PARK, FL (THE VILLAGE)	THE VILLAGE SHOPPING CENTER 950 BLANDING BLVD	32065	SC	1993/2000	2004	100.00%	72,531	135,473	683,337	Bealls Dept Store #47(2009), ALBERTSON’S(NOT OWNED)

81	ORMOND BEACH, FL	ORMOND TOWNE SQUARE 1458 WEST GRANADA BLVD	32174	SC	1993	1994	100.00%	234,042	234,042	1,955,634	BEALL’S #60(2018), ROSS DRESS(2016), PUBLIX SUPER MARKETS #446(2013)

82	OVIEDO, FL	OVIEDO PARK CROSSING RTE 417 & RED BUG LAKE ROAD	32765	SC	1999	1 *	20.00%	186,212	321,249	1,982,058	OFFICEMAX #531(2014), ROSS DRESS FOR LESS #439(2010), MICHAEL’S #9941(2009), T.J. MAXX #802(2010), LINENS ‘N THINGS #663(2011), LOWE’S(NOT OWNED)

83	PALM HARBOR, FL	THE SHOPPES OF BOOT RANCH 300 EAST LAKEROAD	34685	SC	1990	1995	100.00%	52,395	229,188	938,476	ALBERTSON’S(NOT OWNED), TARGET(NOT OWNED)

84	PENSACOLA, FL	PALAFOX SQUARE 8934 PENSACOLA BLVD	32534	SC	1988/1997/1999	1/2 *	100.00%	17,150	236,892	208,630	WALMART(NOT OWNED)

85	SPRING HILL, FL	MARINER SQUARE 13050 CORTEZ BLVD.	34613	SC	1988/1997	1/2 *	100.00%	188,924	393,000	1,579,400	BEALL’S #28(2006), ROSS DRESS FOR LESS #659(2014), WALMART(NOT OWNED)

86	TALLAHASSEE, FL	CAPITAL WEST 4330 WEST TENNESSEE STREET	32312	SC	1994/2004	2003	100.00%	58,386	231,035	436,132	BEALL’S OUTLET(2009), WAL-MART(NOT OWNED)

87	TAMPA, FL (DALE)	NORTH POINTE PLAZA 15001-15233 NORTH DALE MABRY	33618	SC	1990	1/2 *	20.00%	104,460	222,388	1,293,713	PUBLIX SUPER MARKETS #398(2010), WALMART(NOT OWNED)

88	TAMPA, FL (HORIZON PARK)	HORIZON PARK SHOPPING CENTER 3908 WEST HILLSBOROUGH HIGHWAY	33614	SC	1987/2003	2004	100.00%	216,284	216,284	1,739,536	NORTHERN TOOL(2015), BABIES R US(2008), Pearl Artist & Craft Supply(2007)

89	TAMPA, FL (WATERS)	TOWN N’ COUNTRY 7021-7091 WEST WATERS AVENUE	33634	SC	1990	1/2 *	100.00%	134,366	249,747	991,314	BEALL’S #56 -4(2005), KASH ‘N KARRY-2 STORE #1745(2010), WALMART(NOT OWNED)

90	TARPON SPRINGS, FL	TARPON SQUARE 41232 U.S. 19, NORTH	34689	SC	1974/1998	1/2 *	100.00%	198,797	199,447	1,327,843	K MART #3257-2(2009), BIG LOTS #564(2007), STAPLES #882 SUPERSTORE(2013)

91	WEST PASCO, FL	PASCO SQUARE 7201 COUNTY ROAD 54	34653	SC	1986	1/2 *	100.00%	135,421	215,661	883,247	BEALL’S OUTLET#430(2013), PUBLIX SUPER MARKETS #307(2006), PLYMOUTH BLIMPIE, INC.-4(2006), WALMART(NOT OWNED)

Georgia

92	ATHENS, GA	ATHENS EAST 4375 LEXINGTON ROAD	30605	SC	2000	2003	100.00%	24,000	218,879	339,168	WAL MART(NOT OWNED)

93	ATLANTA, GA (DULUTH)	PLEASANT HILL PLAZA 1630 PLEASANT HILL ROAD	30136	SC	1990	1994	100.00%	99,025	219,025	1,041,777	OFFICE DEPOT #076-2(2007), WAL-MART(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 5 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
94	ATLANTA, GA (PERIMETER)	PERIMETER POINTE 1155 MT. VERNON HIGHWAY	30136	SC	1995/2002	1995	14.50%	343,155	352,755	5,403,470	STEIN MART #092(2010), BABIES R US, #8892(2007), SPORTS AUTHORITY(2012), L.A. FITNESS SPORTS CLUBS(2016), OFFICE DEPOT #434(2012), ST. JOSEPH’S HOSPITAL/ATLANTA(2006), UNITED ARTISTS THEATRE #33272(2015)

95	CANTON, GA (RIVERPLACE)	RIVERPLACE 104-150 RIVERSTONE PARKWAY	30114	SC	1983	2003	100.00%	127,853	127,853	938,571	Staples #796(2014), Ingles # 96(2019)

96	CARTERSVILLE, GA	FELTON’S CROSSING 877 JOE FRANK HARRIS PARKWAY S	30120	SC	1984	2003	100.00%	112,240	112,240	828,888	Ross Dress For Less #582(2013), Ingles #76(2020)

97	CHAMBLEE, GA	CHAMBLEE PLAZA PEACHTREE INDUSTRIAL BOULEVARD	30341	SC	1976	2003	100.00%	175,969	175,969	989,901

98	COLUMBUS, GA	BRADLEY PARK CROSSING 1591 BRADLEY PARK DRIVE COLUMB	31904	SC	1999	2003	100.00%	119,786	242,786	1,186,364	Goody’s #296(2011), Petsmart #0294(2015), Michael’s # 9929(2009), TARGET(NOT OWNED)

99	CUMMING, GA	CUMMING MARKETPLACE MARKETPLACE BOULEVARD	30041	SC	1997/1999	2003	100.00%	308,557	652,642	3,705,139	Goody’s #219(2012), Lowe’s(2019), Michael’s(2010), Officemax #928(2013), HOME DEPOT(NOT OWNED), WAL MART(NOT OWNED)

100	DOUGLASVILLE, GA	DOUGLASVILLE MARKETPLACE 6875 DOUGLAS BOULEVARD	30135	SC	1999	2003	100.00%	86,158	261,353	1,422,817	Best Buy(2015), Babies R Us(2011), LOWES(NOT OWNED)

101	FT. OGLETHORPE, GA	FORT OGLETHORPE MARKETPLACE 101 BATTLEFIELD PARKWAY FORT	30742	SC	1992	2003	100.00%	176,903	176,903	673,334	Dollar General(2015), K Mart #3083(2007)

102	LAFAYETTE, GA	LAFAYETTE CENTER 1109 NORTH MAIN STREET	30728	SC	1990	2003	100.00%	75,622	78,422	471,149	FARMERS FURNITURE(2009), Food Lion #890(2019)

103	LAWRENCEVILLE, GA	FIVE FORKS VILLAGE 850 DOGWOOD ROAD	30044	SC	1990	2003	10.00%	89,064	89,064	613,592

104	LILBURN, GA (FIVE FORKS)	FIVE FORKS CROSSING 3055 FIVE FORKS TRICKUM ROAD	30047	SC	2000/2001	2003	10.00%	73,950	73,950	657,819	Kroger #394(2012)

105	LITHONIA, GA	THE SHOPPES AT TURNER HILL 8200 MALL PARKWAY	30038	SC	2004	2003	100.00%	98,175	278,170	1,416,133	Best Buy #389(2018), Bed Bath & Beyond #516(2013), TOYS R US(NOT OWNED), SAM’S CLUB(NOT OWNED)

106	LOGANVILLE, GA	MIDWAY PLAZA 910 ATHENS HWY	30052	SC	1995	2003	20.00%	91,196	91,196	966,928	Kroger #443(2016)

107	MADISON, GA	BEACON HEIGHTS 1462-1532 EATONTON ROAD	30650	SC	1989	2003	100.00%	105,849	105,849	499,066	Ingles #444 (DARK)(2010), Wal-Mart #1363(2009)

108	MARIETTA, GA	TOWN CENTER PRADO 2609 BELLS FERRY ROAD	30066	SC	1995/2002	1995	14.50%	301,297	311,194	3,840,958	STEIN MART #141(2007), ROSS DRESS FOR LESS #572(2013), PUBLIX SUPER MARKETS #548(2015), BALLY FITNESS CENTER(2011)

109	MCDONOUGH, GA	MCDONOUGH MARKETPLACE (LP-II) NE CORNER 175 & HIGHWAY 20	30253	SC	2003	2003	14.50%	30,500	338,071	571,525	LOWES(NOT OWNED), WALMART(NOT OWNED)

110	NEWNAN, GA	NEWNAN CROSSING 955-1063 BULLSBORO DRIVE NEWNA	30264	SC	1995	2003	100.00%	156,497	426,723	1,246,300	Lowe’s #0033(2015), BELK(NOT OWNED), WAL MART(NOT OWNED)

111	STOCKBRIDGE, GA (FREEWAY)	FREEWAY JUNCTION 3797-3879 HIGHWAY 138 SE STOCK	30281	SC	1988	2003	100.00%	162,778	162,778	537,815	Ingles #466(2009), NORTHERN TOOL #549(2015)

112	STOCKBRIDGE, GA (PIKE)	PIKE NURSERIES-STOCKBRIDGE 599 HIGHWAY 138W	30281	SC	1997	2003	100.00%	0	10,800	244,145

113	STONE MOUNTAIN, GA (RIVER)	RIVERCLIFF VILLAGE STONE MOUNTAIN HIGHWAY STONE M	30047	SC	1999	2003	100.00%	2,000	2,000	46,200

114	SUWANEE, GA (JOHNS)	JOHNS CREEK TOWNE CENTER 3630 PEACHTREE PARKWAY SUWANEE	30024	SC	2001/2004	2003	100.00%	284,626	284,626	3,774,975	BORDERS(2020), PetsMart(2020), Kohl’s #447(2022), Michael’s #1587(2011), Staples #1162(2016), SHOE GALLERY(2014)

115	TUCKER, GA	COFER CROSSING 4349-4375 LAWRENCEVILLE HWY	30084	SC	1998/2003	2003	100.00%	130,832	279,020	1,187,122	Goody’s #299(2014), Kroger #482(2019), WALMART(NOT OWNED)

116	UNION CITY, GA	SHANNON SQUARE 4720 JONESBORO ROAD	30291	SC	1986	2003	100.00%	100,002	181,954	663,067	Ingles #407(2006), WAL MART(NOT OWNED)

117	WARNER ROBBINS, GA	WARNER ROBINS PLACE 2724 WATSON BOULEVARD	31093	SC	1997	2003	100.00%	107,941	459,700	1,250,571	T.J. Maxx #032(2010), Staples #1212(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

118	WOODSTOCK, GA	WOODSTOCK PLACE 10029 HIGHWAY 928	30188	SC	1995	2003	100.00%	170,940	170,940	1,237,938	Wal-Mart #575(2020)

Idaho

119	IDAHO FALLS, ID	COUNTRY CLUB MALL 1515 NORTHGATE MILE	83401	SC	1976/1992/1997	1998	100.00%	148,593	306,201	822,317	OFFICE MAX #666(2011), WORLD GYM(2008), FRED MEYER, INC.(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 6 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
120	MERIDIAN, ID	MERIDIAN CROSSROADS EAGLE AND FAIRVIEW ROAD	83642	SC	1999/2001/2002/2003/ 2004	1 *	100.00%	459,719	725,178	6,128,444	BED BATH & BEYOND #333(2011), OLD NAVY #02448(2010), SHOPKO STORES, INC.(2020), OFFICE DEPOT # 02087(2010), ROSS DRESS FOR LESS # 530(2012), MARSHALLS #871(2012), SPORTSMAN’S WAREHOUSE(2015), CRAFT WAREHOUSE(2013), BABIES R US(NOT OWNED), WALMART(NOT OWNED)

Illinois

121	DECATUR, IL	DECATUR MARKETPLACE MARYLAND STREET	62521	SC	1999	2003	100.00%	22,775	194,775	255,870	WAL MART(NOT OWNED)

122	DEER PARK, IL	DEER PARK TOWN CENTER 20530 NORTH RAND RD #303	60010	LC	2000/2004	1 *	24.75%	286,889	391,084	8,242,358	GAP # 581(2010), BARNES & NOBLE(NOT OWNED), CENTURY CINEMAS(NOT OWNED), PIER 1 IMPORTS(201), BANANA REPUBLIC(2010), AMBERCROMBIE&FITCH(2005), POTTERY BARN KIDS(2012), POTTERY BARN(2013), RESTORATION HARDWARE(2010), EDDIE BAUER HOME(2011), EDDIE BAUER SPORTSWEAR(2011), COLDWATER CREEK(2010), J.CREW(2011), ANN TAYLOR(2011), TALBOTS/TALBOTS PETITES(2011), WILLIAMS-SONOMA(2013), JOSEPH A. BANKCLOTHERS(2011), CALIFORNIA PIZZA KITCHEN(2013), BATH AND BODY WORKS(2011), J ..JILL(2013)

123	HARRISBURG, IL	ARROWHEAD POINT 701 NORTH COMMERCIAL	62946	SC	1991	1994	100.00%	167,074	167,074	826,983	WAL-MART STORES #237(2011), MAD PRICER(2011)

124	KILDEER, IL	THE SHOPS AT KILDEER 20505 NORTH HIGHWAY 12	60047	SC	2001	2001	10.00%	161,770	167,477	3,158,415	BED BATH & BEYOND #415(2012), CIRCUIT CITY(2017), OLD NAVY #03641(2006)

125	MOUNT VERNON, IL	TIMES SQUARE MALL 42ND AND BROADWAY	62864	MM	1974/1998/2000	2 *	100.00%	269,328	269,328	984,535	SEARS #2181(2013), GOODY’S #407(2015), J.C. PENNEY #1717(2007)

126	ORLAND PARK, IL (HOME DEPOT)	HOME DEPOT CENTER 15800 HARLEM AVENUE	60462	SC	1987/1993	2004	100.00%	149,498	149,498	1,494,643	Home Depot #1906(2012)

127	SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN 1430 EAST GOLF ROAD	60173	SC	1993/1998/2002	1995	14.50%	508,815	674,504	8,463,498	CIRCUIT CITY #3111(2009), OFF 5TH(2011), PETSMART(2014), HOMEGOODS #229(2014), OFFICEMAX #203(2010), CONTAINER STORE(2011), FILENE’S BASEMENT(2014), MARSHALLS #544(2009), NORDSTROM RACK #224(2009), BORDERS BOOKS#61(2009), EXPO DESIGN CENTER(2019), COSTCO(NOT OWNED), PRAIRIE ROCK RESTAURANT(NOT OWNED)

Indiana

128	BEDFORD, IN	TOWN FAIR CENTER 1320 JAMES AVENUE	47421	SC	1993/1997	2 *	100.00%	223,431	223,431	1,316,813	K MART #7455(2008), GOODY’S #119 -4(2008), J.C. PENNEY #1324-4(2008), BUEHLER’S BUY LOW #4163(2010)

129	HIGHLAND, IN	HIGHLAND GROVE SHOPPING CENTER HIGHWAY 41 & MAIN STREET	46322	SC	1995/2001	1996	20.00%	312,546	524,410	3,432,173	MARSHALL’S#663-1(2011), KOHL’S #229-1(2016), CIRCUIT CITY-1(2016), OFFICE MAX #590(2012), TARGET(NOT OWNED), JEWEL(NOT OWNED), BORDERS(NOT OWNED)

130	LAFAYETTE, IN	PARK EAST MARKETPLACE 4205 — 4315 COMMERCE DRIVE	47905	SC	2000	2003	100.00%	35,100	243,850	394,373	WAL MART(NOT OWNED)

Iowa

131	CEDAR RAPIDS, IA	NORTHLAND SQUARE 303 -367 COLLINS ROAD, NE	52404	SC	1984	1998	100.00%	187,068	207,405	1,858,809	T.J. MAXX #119(2010), OFFICE MAX #211(2010), BARNES & NOBLE #2587(2010), KOHL’S #217(2021)

132	OTTUMWA, IA	QUINCY PLACE MALL 1110 QUINCY AVENUE	52501	MM	1990/1999/2002	1/2 *	100.00%	241,427	344,677	1,545,944	HERBERGER’S #326(2020), J.C. PENNEY #2438(2010), OFFICEMAX #1033(2015), GOODY’S #391(2014), TARGET(NOT OWNED)

Kansas

133	LEAWOOD, KS	TOWN CENTER PLAZA 5000 W 119 STREET	66209	LC	1996/2002	1998	100.00%	291,459	473,830	7,185,766	BARNES & NOBLE #2668(2011), COLDWATER CREEK(2009), LIMITED/LIMITED TOO(2009), VICTORIA’S SECRET(2009), EXPRESS/BATH&BODY/STRUCTURE(2009), GAP/GAP BODY(2008), GAP KIDS(2005), J.JILL(2013), POTTERY BARN(2009), WILLIAMS-SONOMA(2009), AMERICAN EAGLE(2013), PACIFIC SUNWEAR(2012), BRAVO CUCINA ITALIANA(2013), RESTORATION HARDWARE(2012), HOULIHANS(2025), BRISTOL SEAFOOD BAR & GRILL(2011), BOMBAY(2006)

134	MERRIAM, KS	MERRIAM TOWN CENTER 5700 ANTIOCH ROAD	66202	SC	1998/2004	1 *	14.50%	351,234	473,740	4,110,546	OFFICEMAX #924(2013), PETSMART #240(2019), HEN HOUSE #31(2018), MARSHALLS #8716(2008), DICK’S SPORTING GOODS # 119(2016), CINEMARK(2018), HOME DEPOT #2202(NOT OWNED)

135	OLATHE, KS (DEVONSHIRE)	DEVONSHIRE VILLAGE 127th STREET & MUR-LEN ROAD	66062	SC	1987	1998	24.75%	48,802	48,802	333,835

136	OVERLAND PARK, KS (CHEROKEE)	CHEROKEE NORTH SHOPPING CENTER 8800-8934 W 95th STREET	66212	SC	1987/2002	1998	24.75%	60,765	60,981	759,719

137	OVERLAND PARK, KS (POINTE)	OVERLAND POINTE MARKETPLACE INTER 135TH & ANTIOCH RD	66213	SC	2001/2004	2003	100.00%	35,025	327,307	755,154	HOME DEPOT(NOT OWNED), SAM’S CLUB(NOT OWNED), BABIES R US(NOT OWNED)

138	SHAWNEE, KS (QUIVIRA PARCEL)	TEN QUIVIRA PARCEL 63rd ST. & QUIVIRA ROAD	66216	SC	1972	1998	24.75%	12,000	12,000	206,911

139	SHAWNEE, KS (TEN QUIVIRA)	TEN QUIVIRA SHOPPING CENTER 63rd STREET & QUIVIRA ROAD	66216	SC	1999/2003	1998	24.75%	162,843	162,843	940,451	PRICE CHOPPER FOODS # 439(2008), WESTLAKE HARDWARE #17(2010)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 7 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
140	WICHITA, KS (EASTGATE)	EASTGATE PLAZA SOUTH ROCK ROAD	67207	SC	1955	2002	100.00%	203,997	253,997	1,961,662	OFFICEMAX #31(2007), T.J. MAXX #316(2011), BARNES & NOBLE #2824(2012), KCBB, INC BURLINGTON(NOT OWNED)

Kentucky

141	FLORENCE, KY (TURFWAY)	TURFWAY PLAZA 6825 TURFWAY ROAD	41042	SC	1975/1998	2004	100.00%	133,985	133,985	858,032	Party Town & Office Depot #176(2006), Big Lots #00296B(2008)

142	FRANKFORT, KY (EASTWOOD)	EASTWOOD SHOPPING CENTER 260 VERSAILLES ROAD	40601	SC	1963/1994	2004	100.00%	155,104	155,104	624,685	Sears, Roebuck & Co. #2090(2006)

143	LEXINGTON, KY (NORTH)	NORTH PARK MARKETPLACE 524 WEST NEW CIRCLE	40511	SC	1998	2003	100.00%	48,920	228,878	659,016	Staples #1214(2016), WAL MART(NOT OWNED)

144	LEXINGTON, KY (SOUTH)	SOUTH FARM MARKETPLACE MAN-O-WAR BOULEVARD AND NICHOL	40503	SC	1998	2003	100.00%	27,643	344,280	588,528	LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

145	LOUISVILLE, KY (OUTER LOOP)	OUTER LOOP PLAZA 7505 OUTER LOOP HIGHWAY	40228	SC	1973/1989/1998	2004	100.00%	120,777	120,777	625,306	Valu Discount, Inc. #3354(2009)

146	RICHMOND, KY	CARRIAGE GATE 833-847 EASTERN BY-PASS	40475	SC	1992	2003	100.00%	158,041	229,313	264,300	Food Lion #1203(2017), BALLARD’S(NOT OWNED)

Maine

147	BRUNSWICK, ME	COOK’S CORNERS 172 BATH ROAD	04011	SC	1965	1997	100.00%	301,992	310,229	2,603,983	HOYTS CINEMAS #445-02 BRUNSWIK(2010), BRUNSWICK BOOKLAND(2014), BIG LOTS #01694(2008), T.J. MAXX #114(2010), SEARS #2203(2012)

Maryland

148	SALISBURY, MD	THE COMMONS E. NORTH POINT DRIVE	21801	SC	1999	1 *	100.00%	98,635	322,512	1,310,784	BEST BUY(2013), MICHAEL’S #9914(2009), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

149	SALISBURY, MD (DEV JV)	THE COMMONS(PHASE III) NORTH POINTE DRIVE	21801	SC	2000	1 *	50.00%	27,500	27,500	363,738

Massachusetts

150	EVERETT, MA	GATEWAY CENTER 1 MYSTIC VIEW ROAD	02149	SC	2001	1 *	100.00%	222,287	639,807	4,409,932	BED BATH AND BEYOND #310(2011), OLD NAVY #02746(2011), OFFICEMAX # 600(2020), BABIES R US #6443(2013), MICHAEL’S #01597(2012), COSTCO(NOT OWNED)

151	FRAMINGHAM, MA	SHOPPER’S WORLD 1 WORCESTER ROAD	01701	SC	1994	1995	14.50%	769,276	778,701	14,174,541	TOYS R US(2020), JORDON MARSH / FEDERATED(2020), T.J. MAXX#147(2010), BABIES R US #6450(2013), DSW SHOE WAREHOUSE(2007), A.C. MOORE(2007), MARSHALLS#612(2011), BOBS # 031(2011), LINENS ‘N THINGS#436(2011), SPORTS AUTHORITY#858(2015), OFFICEMAX #121(2011), BEST BUY#532(2014), BARNES & NOBLE #2645(2011), AMC THEATERS #971(2014), KOHL’S # 575(2010)

Michigan

152	BAD AXE, MI	HURON CREST PLAZA 850 NORTH VAN DYKE ROAD	48413	SC	1991	1993	100.00%	63,415	134,574	446,508	GREAT A & P TEA #55492(2012), WAL-MART(NOT OWNED)

153	CHEBOYGAN, MI	KMART SHOPPING PLAZA 1109 EAST STATE	49721	SC	1988	1994	100.00%	53,588	129,339	200,113	K MART #9245(2010), KMART(NOT OWNED)

154	DETROIT, MI	BELAIR CENTER 8400 E. EIGHT MILE ROAD	48234	SC	1989/2002	1998	100.00%	343,619	450,349	1,959,862	NATIONAL WHOLESALE LIQUIDATORS(2016), PHOENIX THEATERS(2011), BALLY TOTAL FITNESS(2016), BIG LOTS(2008), KIDS R US #1167(2013), TARGET(NOT OWNED)

155	GAYLORD, MI	PINE RIDGE SQUARE 1401 WEST MAIN STREET	49735	SC	1991/2004	1993	100.00%	150,203	150,203	651,253	Dunham’s(2011), Big Lots(2010), BUY LOW/ROUNDY’S — 4(2011)

156	GRANDVILLE, MI	GRANDVILLE MARKETPLACE INTERSECT 44TH ST & CANAL AVE	49418	SC	2003	2003	14.50%	201,726	352,098	2,559,917	Circuit City(2017), Linens ‘N Things#682(2013), Gander Mountain(2016), OFFICE MAX #1243(2013), LOWE’S(NOT OWNED)

157	HOUGHTON, MI	COPPER COUNTRY MALL HIGHWAY M26	49931	MM	1981/1999	1/2 *	100.00%	257,863	257,863	1,015,282	STEVE & BARRY’S(2013), J.C. PENNEY #20430(2010), OFFICEMAX #1116(2014)

158	HOWELL, MI	GRAND RIVER PLAZA 3599 EAST GRAND RIVER	48843	SC	1991	1993	100.00%	215,047	215,047	1,309,505	Elder-Beerman(2011), Dunham’s Sporting Goods(2011), KROGER #633(2012)

159	LANSING, MI	THE MARKETPLACE AT DELTA TOWNS 8305 WEST SAGINAW HWY 196 RAMP	48917	SC	2000/2001	2003	100.00%	115,469	468,876	1,210,450	Michael’s #1590(2011), Gander Mountain(2015), Petsmart(2015), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

160	MT. PLEASANT, MI	INDIAN HILLS PLAZA 4208 E BLUE GRASS ROAD	48858	SC	1990	2 *	100.00%	249,680	249,680	1,695,584	WAL-MART STORES #1428(2009), TJX(2014), KROGER #889(2011)

161	SAULT ST. MARIE, MI	CASCADE CROSSINGS 4516 I-75 BUSINESS SPUR	49783	SC	1993/1998	1994	100.00%	270,761	270,761	1,732,322	WAL-MART STORES #1936(2012), J.C. PENNEY #2625(2008), DUNHAM’S SPORTING GOODS(2011), GLEN’S MARKET(2013)

162	WALKER, MI (ALPINE AVE)	GREEN RIDGE SQUARE II 3410 ALPINE AVENUE	49504	SC	1991/1995	2004	100.00%	91,749	91,749	930,669	Circuit City #3632(2010), BED BATH AND BEYOND #1006(2015)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 8 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
163	WALKER, MI (GRAND RAPIDS)	GREEN RIDGE SQUARE 3390-B ALPINE AVE NW	49504	SC	1989	1995	100.00%	133,595	398,433	1,491,305	T.J. MAXX #160(2011), OFFICE DEPOT #241(2010), BED BATH AND BEYOND(NOT OWNED), TARGET(NOT OWNED), TOYS R US(NOT OWNED)

Minnesota

164	BEMIDJI, MN	PAUL BUNYAN MALL 1201 PAUL BUNYAN DRIVE	56601	MM	1977/1998	2 *	100.00%	297,803	297,803	1,513,366	K MART #9204(2007), HERBERGER’S #348(2010), J.C. PENNEY #1091-8(2008)

165	BRAINERD, MN	WESTGATE MALL 1200 HIGHWAY 210 WEST	56401	MM	1985/1998	1/2 *	100.00%	260,319	260,319	1,919,630	STEVE & BARRY’S UNIVERSITY(2013), HERBERGER’S #323(2013), MOVIES 10/WESTGATE MALL/#205(2011)

166	COON RAPIDS, MN	RIVERDALE VILLAGE 12921 RIVERDALE DRIVE	55433	SC	2003	1 *	14.50%	518,261	906,765	8,541,884	KOHL’S #408(2020), JO-ANN STORES #1941(2010), LINENS ‘N THINGS(2016), BORDERS(2023), OLD NAVY #03546(2007), SPORTSMAN’S WAREHOUSE(2017), BEST BUY STORES, L.P.(2013), SEARS(NOT OWNED), COSTCO(NOT OWNED), J.C. PENNEY(NOT OWNED)

167	EAGAN, MN	EAGAN PROMENADE 1299 PROMENADE PLACE	55122	SC	1997/2001	1997	50.00%	278,211	342,014	3,487,791	BYERLY’S(2016), PETSMART #469(2018), BARNES & NOBLE #2820(2012), OFFICEMAX #604(2013), T.J. MAXX #379(2007), BED BATH & BEYOND #457(2012), ETHAN ALLEN FURNITURE(NOT OWNED)

168	HUTCHINSON, MN	HUTCHINSON MALL 1060 SR 15	55350	MM	1981	1/2 *	100.00%	121,001	209,843	483,798	J.C. PENNEY #1076-9 -4(2006), HENNEN’S FURNITURE(NOT OWNED)

169	MINNEAPOLIS, MN (MAPLE GROVE)	MAPLE GROVE CROSSING WEAVER LAKE ROAD & I-94	55369	SC	1995/2002	1996	50.00%	265,957	354,321	2,875,080	KOHL’S #241(2016), BARNES & NOBLE-#2749(2011), GANDER MOUNTAIN(2011), MICHAEL’S STORES, INC. #2752(2012), BED, BATH AND BEYOND #456(2012), CUB FOODS(NOT OWNED)

170	ST. PAUL, MN	MIDWAY MARKETPLACE 1450 UNIVERSITY AVENUE WEST	55104	SC	1995	1997	14.50%	324,354	473,596	2,628,817	WAL-MART #5437(2022), CUB FOODS(2015), PETSMART #466(2011), MERVYN’S #312(2016), BORDERS BOOKS AND MUSIC(NOT OWNED), HERBERGER’S(NOT OWNED)

171	WORTHINGTON, MN	NORTHLAND MALL 1635 OXFORD STREET	56187	MM	1977	1/2 *	100.00%	185,658	185,658	514,934	J.C. PENNEY #2271-5 -4(2007), HY VEE FOOD STORES-3(2011)

Mississippi

172	GULFPORT, MS	CROSSROADS CENTER CROSSROADS PARWAY	39503	SC	1999	2003	100.00%	457,027	532,158	5,272,563	ACADEMY(2015), BED, BATH AND BEYOND #589(2014), ROSS DRESS FOR LESS #820(2015), GOODY’S FAMILY CLOTHING(2011), T.J. MAXX(2009), TINSELTOWN(2019), OFFICE DEPOT #437(2014), BARNES & NOBLE(2014), BELK’S(NOT OWNED)

173	JACKSON, MS (JUNCTION)	THE JUNCTION 6351 I-55 NORTH3	39213	SC	1996	2003	100.00%	107,780	326,319	1,107,167	Petsmart #520(2012), Office Depot #358(2016), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

174	JACKSON, MS (METRO)	METRO STATION 4700 ROBINSON ROAD	39204	SC	1997	2003	100.00%	52,617	182,300	320,052	Office Depot #414(2012), HOME DEPOT(NOT OWNED)

175	OXFORD, MS	OXFORD PLACE 2015-2035 UNIVERSITY AVENUE	38655	SC	2000	2003	20.00%	13,200	71,866	325,268	KROGER(NOT OWNED)

176	SALTILLO, MS	CROSS CREEK SHOPPING CENTER 1040-1184 CROSS CREEK DRIVE	38866	SC	1999	2003	100.00%	55,749	173,269	548,407	Staples 1172(2016), HOME DEPOT(NOT OWNED)

177	STARKVILLE, MS	STARKVILLE CROSSING 882 HIGHWAY 12 WEST	39759	SC	1999/2004	1994	100.00%	133,691	268,254	904,781	J.C. PENNEY #2447(2010), KROGER #381(2042), LOWE’S(NOT OWNED)

178	TUPELO, MS	BIG OAKS CROSSING 3850 N GLOSTER ST	38801	SC	1992	1994	100.00%	348,236	348,236	1,897,060	SAM’S CLUB #6329(2012), GOODY’S #39(2007), WAL-MART STORES #258(2012)

Missouri

179	ARNOLD, MO	JEFFERSON COUNTY PLAZA VOGEL ROAD	63010	SC	2002	1 *	50.00%	37,607	285,663	486,004	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

180	FENTON, MO	FENTON PLAZA GRAVOIS & HIGHWAY 141	63206	SC	1970/1997	1/2 *	100.00%	93,420	100,420	885,424

181	INDEPENDENCE, MO	INDEPENDENCE COMMONS 900 EAST 39TH STREET	64057	SC	1995/1999	1995	14.50%	386,070	403,170	4,143,636	KOHL’S DEPARTMENT #230(2016), BED, BATH & BEYOND #107(2012), MARSHALLS #675(2012), BARNES & NOBLE #2732(2011), AMC THEATRE(2015)

182	KANSAS CITY, MO (BRYWOOD)	BRYWOOD CENTER 8600 E. 63rd STREET	64133	SC	1972	1998	24.75%	208,234	208,234	893,469	BIG LOTS #489(2009), PRICE CHOPPER # 106(2009)

183	KANSAS CITY, MO (WARD PARKWAY)	WARD PARKWAY 8600 WARD PARKWAY	64114	SC	1959/2004	2003	20.00%	284,147	603,721	4,848,858	Dick’s #116(2016), 24 Hour Fitness(2023), PETSMART(2016), AMC Theaters(2011), OFF BROADWAY SHOES(2015), T.J. Maxx(2013), TARGET(NOT OWNED), DILLARD’S(NOT OWNED)

184	SPRINGFIELD,MO (MORRIS)	MORRIS CORNERS 1425 EAST BATTLEFIELD	65804	SC	1989	1998	100.00%	56,033	56,033	491,757	TOYS R US #9512(2013)

185	ST. JOHN, MO	ST JOHN CROSSING 9000-9070 ST CHARLES ROCK RD	63114	SC	2003	2003	100.00%	93,513	93,513	982,993	Shop N Save(2022)

186	ST. LOUIS (SUNSET), MO	PLAZA AT SUNSET HILL 10980 SUNSET PLAZA	63128	SC	1997	1998	100.00%	415,435	450,938	5,360,584	TOYS R US #9565(2013), COMPUSA COMPUTER SUPER #1012(2013), BED BATH AND BEYOND #460(2012), MARSHALLS OF SUNSET HILLS(2012), HOME DEPOT #1089(2023), PETSMART #260(2012), BORDERS #110(2011)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 9 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
187	ST.LOUIS, MO (KELLER PLAZA)	KELLER PLAZA 4500 LEMAY FERRY ROAD	63129	SC	1987	1998	100.00%	52,842	169,699	468,029	SENSIBLE CINEMAS, INC(2006), SAM’S(NOT OWNED)

188	ST.LOUIS, MO (SOUTHTOWNE)	SOUTHTOWNE KINGS HIGHWAY & CHIPPEWA	63109	SC	2004	1998	100.00%	67,628	67,628	1,114,458	OFFICE MAX(2014)

189	ST.LOUIS,MO (BRENTWOOD)	PROMENADE AT BRENTWOOD 1 BRENTWOOD PROMENADE COURT	63144	SC	1998	1998	100.00%	299,584	299,584	4,022,889	TARGET #1102(2023), BED BATH & BEYOND #219(2009), PETSMART #255(2014), LANE HOME FURNISHINGS(2013)

190	ST.LOUIS,MO (GRAVOIS VILLAGE)	GRAVOIS VILLAGE 4523 GRAVOIS VILLAGE PLAZA	63049	SC	1983	1998	100.00%	110,992	114,992	625,212	K MART #7543(2008)

191	ST.LOUIS,MO (OLYMPIC OAKS)	OLYMPIC OAKS VILLAGE 12109 MANCHESTER ROAD	63121	SC	1985	1998	100.00%	92,372	92,372	1,397,568	T.J. MAXX #329(2008)

Nevada

192	CARSON CITY, NV	EAGLE STATION 3871 S. CARSON STREET	89701	FO	1983	2005	50.00%	60,494	60,494	533,000	MERVYN’S(2020)

193	LAS VEGAS, NV (MARYLAND)	FAMILY PLACE @ LAS VEGAS CHARLESTON & MARYLAND BLVD	89102	SC	2003	1 *	100.00%	24,032	27,300	428,856

194	LAS VEGAS, NV(LOMA)	LOMA VISTA SHOPPING CENTER 4700 MEADOW LANE	89107	FO	1979	2005	50.00%	75,687	75,687	750,000	MERVYN’S(2020)

195	LAS VEGAS, NV(NELLIS)	NELLIS CROSSING SHOPPING 1300 S. NELLIS BLVD	89104	FO	1986	2005	50.00%	76,016	76,016	670,000	MERVYN’S(2020)

196	RENO, NV (SIERRA)	SIERRA TOWN CENTER 6895 SIERRA CTR PKWY	89511	FO	2002	2005	50.00%	79,239	79,239	611,000	MERVYN’S(2020)

197	RENO, NV.	RENO RIVERSIDE EAST FIRST STREET AND SIERRA	89505	SC	2000	2000	100.00%	52,474	52,474	693,184	CENTURY THEATRE, INC.(2014)

198	SW LAS VEGAS, NV	GRAND CANYON PARKWAY S. C. 4265 S. GRAND CANYON DRIVE	89147	FO	2003	2005	50.00%	79,294	79,294	873,000	MERVYN’S(2020)

New Jersey

199	FREEHOLD, NJ	FREEHOLD MARKETPLACE NJ HWY 33 & W. MAIN ST(RT 537)	07728	SC	2005	1 *	100.00%	0	302,551	1,199,913	WALMART(NOT OWNED), SAM’S CLUB(NOT OWNED)

200	HAMILTON, NJ	HAMILTON MARKETPLACE NJ STATE HWY 130 & KLOCKNER RD	08691	SC	2004	2003	100.00%	446,940	938,523	7,561,841	STAPLES(2015), Kohl’s #469(2023), Linens ‘N Things #142(2014), Michael’s #03716(2013), Ross Dress For Less #634(2014), Shop Rite(2028), BARNES & NOBLE(2014), LOWE’S(NOT OWNED), BJ’S WHOLESALE(NOT OWNED), WALMART(NOT OWNED)

201	MAYS LANDING, NJ (HAMILTON)	HAMILTON COMMONS 4215 BLACK HORSE PIKE	08330	SC	2001	2004	100.00%	398,870	398,870	5,779,743	REGAL CINEMAS #311729(2021), ROSS STORES #518(2012), BED BATH AND BEYOND, INC #38(2017), MARSHALLS #377(2012), SPORTS AUTHORITY #459(2015), CIRCUIT CITY(2020)

202	MAYS LANDING, NJ (WRANGLEBORO	WRANGLEBORO CONSUMER SQUARE 2300 WRANGLEBORO ROAD	08330	SC	1997	2004	100.00%	839,019	839,019	9,380,554	Best Buy Stores, L.P. #581(2017), Borders #193(2017), Kohls Store #279(2018), Staples #784(2012), Babies R Us # 6373(2013), BJs Wholesale Club #74(2016), Dicks Sporting Goods, Inc. #85(2013), Seamans Furniture(2012), Linens N Things #148(2012), Michaels #9832(2008), Target Stores #T-1109A(2023), Petsmart #576(2013)

203	MT. LAUREL, NJ	CENTERTON SQUARE CENTERTON ROAD & MARTER AVE.	08054	SC	2005	1 *	100.00%	268,667	683,963	5,949,094	BED BATH & BEYOND #788(2015), PETSMART(2015), DSW SHOE WAREHOUSE(2015), JO ANN FABRICS(2015), T.J. MAXX(2015), SPORTS AUTHORITY(2016), WEGMANS(NOT OWNED), TARGET(NOT OWNED), COSTCO(NOT OWNED)

204	PRINCETON, NJ	NASSAU PARK SHOPPING CENTER ROUTE 1 & QUAKER BRIDGE ROAD	02071	SC	1995	1997	100.00%	270,747	779,556	4,893,671	BORDERS #131(2011), BEST BUY #578(2012), LINENS ‘N THINGS #462(2011), PETSMART #577(2011), BABIES R US(2016), TARGET(NOT OWNED)

205	PRINCETON, NJ (PAVILION)	NASSAU PARK PAVILION ROUTE 1 AND QUAKER BRIDGE ROAD	02071	SC	1999/2004	1 *	100.00%	202,622	309,285	4,028,229	DICK’S SPORTING GOOD #105(2015), MICHAEL’S #9936(2009), KOHL’S #294(2019)

206	WEST LONG BRANCH, NJ(MONMOUTH)	CONSUMER CENTER 310 STATE HIGHWAY #36	07764	SC	1993	2004	100.00%	292,999	292,999	4,025,662	Sports Authority #464(2012), Barnes and Noble #1885(2009), Petsmart #0760(2008), Home Depot #0907(2013)

New Mexico

207	LOS ALAMOS, NM	MARI MAC VILLAGE 800 TRINITY DRIVE	87533	SC	1978/1997	1/2 *	100.00%	93,021	93,021	657,556	SMITH’S FOOD & DRUG CENTERS497(2007), FURR’S PHARMACY #887-4(2008), BEALL’S #0180(2009)

New York

208	ALDEN, NY (TOPS)	TOPS PLAZA — ALDEN 12775 BROADWAY	14004	SC	1999	2004	100.00%	67,992	67,992	741,819	Tops Markets #261(2019)

209	AMHERST, NY	TOPS PLAZA — AMHERST 3035 NIAGARA FALLS BLVD.	14828	SC	1986	2004	20.00%	145,192	145,192	1,169,074	Tops Markets #207(2010)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 10 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
210	AMHERST, NY (BOULEVARD CONSUME	BOULEVARD CONSUMER SQUARE 1641-1703 NIAGARA FALLS BLVD	14228	SC	1998/2001/2003	2004	100.00%	573,952	709,114	6,387,499	Target Stores #T-1010A(2019), K Mart #4199(2007), Babies R Us #9282(2015), Barnes & Noble #2958(2014), Best Buy #459(2016), Bed Bath & Beyond # 532(2018), A.C. Moore(2013), LOWES(NOT OWNED)

211	AMHERST, NY (BURLINGTON/JOANN)	BURLINGTON PLAZA 1551 NIAGARA FALLS BOULEVARD	14228	SC	1978/1982/1990/1998	2004	100.00%	199,504	199,504	2,074,460	Burlington Coat #62(2014), Jo-Ann Fabrics and Crafts#1930(2014)

212	AMHERST, NY (DICKS)	DICKS SPORTING GOODS-AMHERST 281 MEYER ROAD	14226	SC	1993/2003	2004	100.00%	55,745	55,745	762,592	Dicks Sporting Goods # 11(2015)

213	AMHERST, NY (SHERIDAN/HARLEM)	SHERIDAN HARLEM PLAZA 4990 HARLEM ROAD	14226	SC	1960/1973/1982/1988/ 2003	2004	100.00%	58,413	58,413	568,283

214	AMHERST, NY (TOPS-TRANSIT COMM	TOPS PLAZA — TRANSIT/N. FRENCH 9660 TRANSIT ROAD	14226	SC	1995/1998	2004	100.00%	112,427	112,427	1,122,189	Tops Markets(2016)

215	AMHERST, NY (UNIVERSITY PLAZA)	UNIVERSITY PLAZA 3500 MAIN STREET	14226	SC	1965/1995/2002	2004	100.00%	162,879	162,879	1,382,883	A.J. Wright #162(2012), Tops Markets #42(2009)

216	ARCADE, NY	TOPS PLAZA-ARCADE ROUTE 39	14009	SC	1995	2004	10.00%	65,915	65,915	657,809	Tops Markets # 238(2015)

217	AVON, NY	TOPS PLAZA-AVON 270 E. MAIN STREET	14414	SC	1997/2002	2004	10.00%	63,288	63,288	453,412	Tops Markets (B) #4(2017)

218	BATAVIA, NY (BJS)	BJs PLAZA 8326 LEWISTON ROAD	14020	SC	1996	2004	14.50%	95,846	95,846	774,278	BJs Wholesale Club #311(2016)

219	BATAVIA, NY (COMMONS)	BATAVIA COMMONS 419 WEST MAIN STREET	14020	SC	1990	2004	14.50%	49,431	49,431	516,227

220	BATAVIA, NY (TOPS PLAZA)	TOPS PLAZA 8351 LEWISTON ROAD	14020	SC	1994	2004	14.50%	37,140	115,161	409,954	TOPS(NOT OWNED)

221	BIG FLATS, NY (CONSUMER SQUARE	BIG FLATS CONSUMER SQUARE 830 COUNTY ROUTE 64	14814	SC	1993/2001	2004	100.00%	641,264	641,264	6,067,267	Dicks Sporting Goods, Inc. #25(2008), Wal-Mart #10-1976(2013), Wal-Mart-Sams #6431(2013), Tops Markets #542(2013), Bed, Bath, and Beyond #448(2014), Michaels #2035(2010), Old Navy #02324(2009), Staples #279(2011), Barnes and Noble #2825(2011), T.J. Maxx #198(2007)

222	BUFFALO, NY (DELAWARE CONSUMER	DELAWARE CONSUMER SQUARE 2636-2658 DELAWARE AVENUE	14216	SC	1995	2004	100.00%	238,531	238,531	2,058,982	A.J. Wright #174(2012), OfficeMax #834(2012), Target Stores #T-1013A(2015)

223	BUFFALO, NY (ELMWOOD)	ELMWOOD REGAL CENTER 1951 — 2023 ELMWOOD AVENUE	14207	SC	1997	2004	100.00%	133,940	133,940	1,524,235	Regal Cinema #330341(2017), Office Depot #412(2012)

224	BUFFALO, NY (MARSHALLS)	MARSHALLS PLAZA 2150 DELAWARE AVENUE	14216	SC	1960/1975/1983/1995	2004	100.00%	82,196	82,196	748,754	Marshalls #331(2009)

225	CANANDAIGUA, NY	TOPS PLAZA 5150 North Street	14424	SC	2002	2004	100.00%	57,498	57,498	769,500	Tops Markets #432(2023)

226	CHEEKTOWAGA, NY (BORDERS)	BORDERS BOOKS 2015 WALDEN AVENUE	14225	SC	1994	2004	14.50%	26,500	26,500	609,500	Borders #100(2015)

227	CHEEKTOWAGA, NY (THRUWAY PLAZA	THRUWAY PLAZA 2195 HARLEM ROAD	14225	SC	1965/1995/1997/2004	2004	100.00%	371,512	503,844	2,598,758	Wal-Mart #01-2586(2017), MovieLand 8 Theatres(2019), Tops Markets #131(2019), A.J. WRIGHT(2015), Value City Furniture #76(2009), M & T Bank(2007), HOME DEPOT(NOT OWNED)

228	CHEEKTOWAGA, NY (TOPS UNION)	TOPS PLAZA — UNION ROAD 3825 — 3875 UNION ROAD	14225	SC	1978/1989/1995/2004	2004	20.00%	151,357	151,357	1,752,354	Tops Markets #202(2013)

229	CHEEKTOWAGA, NY (UNION CONSUME	UNION CONSUMER SQUARE 3733 — 3735 UNION ROAD	14225	SC	1989/1998/2004	2004	14.50%	386,548	386,548	4,164,816	Marshalls #366(2009), Office Max #320(2010), Sam’s Club #6673(2024), Circuit City Stores #3151(2016), Jo-Ann ETC. #1931(2015)

230	CHEEKTOWAGA, NY (UNION)	UNION ROAD PLAZA 3637 UNION ROAD	14225	SC	1979/1982/1997/2003	2004	14.50%	174,438	174,438	1,162,784	Dicks Sporting Goods, Inc. #10(2015)

231	CHEEKTOWAGA, NY (WALDEN PLACE)	WALDEN PLACE 2130-2190 WALDEN AVENUE	14225	SC	1994/1999	2004	14.50%	68,002	68,002	681,625	Media Play #8290(2010)

232	CHEEKTOWAGA, NY (WALDEN)	CONSUMER SQUARE 1700 — 1750 WALDEN AVENUE	14225	SC	1997/1999/2004	2004	14.50%	255,964	255,964	2,308,963	Office Depot #00673(2009), Linens N Things(2015), Michaels #3862(2013), Target Stores #T-1014A(2015)

233	CHILI, NY (KMART)	CHILI PLAZA 800 PAUL ROAD	14606	SC	1998	2004	100.00%	116,868	120,368	748,189	Sears, Roebuck and Co.(2019)

234	CICERO, NY (BEAR RD)	BEAR ROAD PLAZA 709-729 NORTH MAIN STREET	13212	SC	1978/1988/1995	2004	100.00%	59,483	59,483	446,423

235	CLARENCE, NY (BARNES)	BARNES & NOBLE 7370 TRANSIT ROAD	14031	SC	1992	2004	14.50%	16,030	16,030	304,249

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 11 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
236	CLARENCE, NY (EASTGATE PLAZA)	EASTGATE PLAZA TRANSIT & GREINER ROADS	14031	SC	1995/1997/1999/2001/ 2004	2004	14.50%	520,876	520,876	4,194,525	BJS Wholesale Club, Inc.(2021), Dicks Sporting Goods #14(2011), Linens N Things #622(2015), Michaels #2014(2010), Wal-Mart #2355(2019)

237	CLARENCE, NY (JOANN)	JOANN PLAZA 4101 TRANSIT ROAD	14221	SC	1994	2004	14.50%	92,720	202,720	743,588	Office Max #81(2009), JO-ANN FABRICS(2015), BIG LOTS #01852(2015), HOME DEPOT(NOT OWNED)

238	CLARENCE, NY (PREMIER)	PREMIER PLACE 7864 — 8020 TRANSIT ROAD	14221	SC	1986/1994/1998	2004	14.50%	142,536	142,536	1,413,052	Premier Liquors — I(2010), Stein Mart #155(2008)

239	CORTLAND, NY (TOPS PLAZA)	TOPS PLAZA — CORTLAND STAPLES 3836 ROUTE 281	13045	SC	1995	2004	100.00%	134,223	134,223	1,690,565	Tops Markets #517(2016), Staples #1235(2017)

240	DANSVILLE, NY (TOPS)	TOPS PLAZA — DANSVILLE 23-65 FRANKLIN STREET	14437	SC	2001	2004	100.00%	62,400	62,400	626,969	Tops Markets #520(2021)

241	DEPEW, NY	TOPS PLAZA — DEPEW 5175 BROADWAY	14043	SC	1980/1990/1996	2004	100.00%	148,245	148,245	1,442,393	Tops Markets #114(2016), Big Lots #00391 B(2011)

242	DEWITT, NY (DEWITT COMMONS)	MARSHALLS PLAZA 3401 ERIE BOULEVARD EAST	13214	SC	2001/2003	2004	100.00%	318,612	318,612	2,404,916	Toys R Us #7525(2018), Marshalls #217(2019), Bed, Bath & Beyond #515(2018), A.C. Moore(2014), Syracuse Orthopedic Specialist(2017)

243	DEWITT, NY (MICHAELS/CHUCK E C	MICHAELS — DEWITT 3133 ERIE BOULEVARD	13214	SC	2002	2004	100.00%	49,713	49,713	570,166	Michaels #2011(2010)

244	ELMIRA, NY	TOPS PLAZA-ELMIRA HUDSON STREET	14904	SC	1997	2004	10.00%	98,330	98,330	1,117,100	Tops Market #551(2017)

245	GATES, NY (WESTGATE PLAZA)	WESTGATE PLAZA 2000 CHILI AVENUE	14624	SC	1998	2004	100.00%	335,199	335,199	3,130,686	Wal-Mart #2859(2021), Staples the Office Superstore(2015)

246	GREECE, NY	WEST RIDGE PLAZA 3042 WEST RIDGE ROAD	14626	SC	1993/1999	2004	100.00%	75,916	75,916	799,191	Petsmart #774(2008), Jo-Ann etc. #1949(2015)

247	HAMBURG, NY (BJS)	BJS PLAZA — HAMBURG 4408 MILESTRIP ROAD	14075	SC	1990/1997	2004	100.00%	175,965	175,965	1,804,548	OfficeMax #0027(2010), BJs Wholesale Club #35(2010)

248	HAMBURG, NY (DICKS-MCKINLEY)	MCKINLEY PLACE 3701 MCKINLEY PARKWAY	14075	SC	1990/2001	2004	100.00%	128,944	128,944	1,380,410	Dicks Sporting Goods #12(2011), Rosas Home Store(2009)

249	HAMBURG, NY (HAMBURG VILLAGE)	HAMBURG VILLAGE SQUARE 140 PINE STREET	14075	SC	1960/1972/1984/1996	2004	100.00%	92,717	92,717	906,935

250	HAMBURG, NY (HOME DEPOT)	HOME DEPOT PLAZA — HAMBURG 4405 MILESTRIP ROAD	14219	SC	1999/2000	2004	100.00%	139,413	139,413	1,507,396	Home Depot #1286(2012)

251	HAMBURG, NY (MILESTRIP)	MCKINLEY MILESTRIP CENTER 3540 MCKINLEY PARKWAY	14075	SC	1999	2004	100.00%	106,774	106,774	1,421,108	Old Navy #03046(2010), Jo-Ann Fabrics & Crafts #1932(2015)

252	HAMBURG, NY (TOPS)	SOUTH PARK PLAZA-TOPS 6150 SOUTH PARK AVENUE	14075	SC	1990/1992	2004	10.00%	84,000	84,000	730,500	Tops Markets #236(2015)

253	HAMLIN, NY	TOPS PLAZA-HAMLIN 1800 LAKE ROAD	14464	SC	1997	2004	10.00%	60,488	60,488	490,470	Tops Markets (B) #4(2017)

254	IRONDEQUOIT, NY (CULVER RIDGE)	CULVER RIDGE PLAZA 2255 RIDGE ROAD EAST	14622	SC	1972/1984/1997	2004	20.00%	226,812	226,812	2,417,817	Regal Cinemas, Inc. #330332(2022), A.J. WRIGHT #0211(2014)

255	IRONDEQUOIT, NY (RIDGEVIEW)	RIDGEVIEW PLACE 1850 RIDGE ROAD EAST	14617	SC	2000	2004	100.00%	64,732	64,732	837,438

256	ITHACA, NY (TOPS PLAZA)	TOPS PLAZA — ITHACA 614 — 722 SOUTH MEADOW	14850	SC	1990/1999/2003	2004	100.00%	229,320	229,320	3,686,751	OFFICE MAX #908(2014), Tops Markets #525(2021), Michaels #3718(2013), Barnes & Noble Booksellers2122(2018)

257	JAMESTOWN, NY	TOPS PLAZA — JAMESTOWN 75 WASHINGTON STREET	14702	SC	1997	2004	20.00%	98,001	98,001	1,272,966	Tops Markets (B) #2 — Jamestow(2018)

258	JAMESTOWN, NY (SOUTHSIDE)	SOUTHSIDE PLAZA 708-744 FOOTE AVENUE	14701	SC	1980/1997	2004	100.00%	63,140	63,140	571,170	Quality Market #6661(2017)

259	LANCASTER, NY (REGAL)	REGAL CENTER 6703-6733 TRANSIT ROAD	14221	SC	1997	2004	14.50%	112,949	112,949	925,283	Regal Cinema #33294(2017)

260	LEROY, NY	TOPS PLAZAl — LEROY 128 WEST MAIN STREET	14482	SC	1997	2004	20.00%	62,747	62,747	564,043	Tops Markets, Inc. #2 — Leroy(2017)

261	LOCKPORT, NY	WAL-MART/TOPS PLAZA — LOCKPORT 5789 & 5839 TRANSIT RD & HAMM	14094	SC	1993	2004	100.00%	296,582	296,582	2,671,761	Wal-Mart #10-2107(2015), Tops Markets #21(2021), Sears Hardware #5073(2006)

262	MEDINA, NY (TOPS)	TOPS PLAZA — MEDINA 11200 MAPLE RIDGE ROAD	14103	SC	1996	2004	100.00%	80,028	80,028	526,400	Tops Market #248(2016)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 12 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
263	NEW HARTFORD, NY	CONSUMER SQUARE 4725 — 4829 COMMERCIAL DRIVE	13413	SC	2002	2004	14.50%	516,497	516,497	6,007,085	Barnes & Noble #2133(2013), Bed Bath & Beyond #511(2018), Best Buy #545(2013), Staples the Office Superstore(2018), Michaels #2770(2013), Wal-Mart #1677-02(2022), T.J. Maxx #865(2012)

264	NEW HARTFORD, NY (TOPS)	TOPS PLAZA — NEW HARTFORD 40 KELLOPP ROAD	13413	SC	1998	2004	100.00%	127,740	127,740	1,245,520	Tops Markets #570(2018)

265	NIAGARA FALLS, NY (HOME DEPOT)	HOME DEPOT PLAZA — N FALLS 720 & 750 BUILDERS WAY	14304	SC	1994/2000	2004	100.00%	154,510	154,510	1,461,852	Home Depot #1287(2019), Regal Cinemas #330393(2019)

266	NIAGARA FALLS, NY (PINE PLAZA)	PINE PLAZA 8207-8351 NIAGARA FALLS BLVD	14304	SC	1980/1992/1998	2004	100.00%	82,755	82,755	767,685	OfficeMax #328(2015)

267	NIAGARA FALLS, NY (TOPS-PORTAG	TOPS — PORTAGE 1000 PORTAGE ROAD	14301	SC	1991	2004	100.00%	116,903	116,903	1,139,727	Tops Markets/Eckerd Corp #009(2013)

268	NIAGARA FALLS, NY (WEGMANS)	WEGMANS PLAZA — N FALLS 1575 — 1653 MILITARY ROAD	14304	SC	1998	2004	100.00%	122,876	122,876	672,141	Wegmans Food Markets, Inc.(2023)

269	NISKAYUNA, NY	MOHAWK COMMONS 402 — 442 BALLTOWN ROAD	12121	SC	2002	2004	100.00%	399,901	530,375	4,553,320	Price Chopper # 191(2022), Lowes Home Centers #1612(2022), Marshalls #0528(2012), Barnes & Noble # 2180(2014), Bed, Bath and Beyond # 566(2019), TARGET(NOT OWNED)

270	NORTH TONAWANDA, NY (MID-CITY	MID-CITY PLAZA 955-987 PAYNE AVENUE	14120	SC	1960/1976/1980/1995/ 2004	2004	100.00%	215,998	215,998	2,194,457	Sears, Roebuck and Company #50(2006), TOPS(2024)

271	NORWICH, NY (TOPS)	TOPS PLAZA-NORWICH 54 EAST MAIN STREET	13815	SC	1997	2004	10.00%	85,453	85,453	1,107,165	Tops Markets #560(2018)

272	OLEAN, NY (WAL-MART)	WAL-MART PLAZA — OLEAN 3142 WEST STATE STREET	14760	SC	1993/2004	2004	100.00%	285,400	401,406	2,291,507	Wal-Mart #2159(2014), Eastwynn Theatres, Inc.(2014), BJs Wholesale Club #302(2014), HOME DEPOT(NOT OWNED)

273	ONTARIO, NY	TOPS PLAZA — ONTARIO BLOCKBUST 6254-6272 FURNACE ROAD	14519	SC	1998	2004	20.00%	77,040	77,040	761,667	Tops Markets #4 — Ontario(2019)

274	ORCHARD PARK, NY	CROSSROAD PLAZA 3245 SOUTHWESTERN BOULEVARD	14127	SC	2000	2004	20.00%	167,805	279,920	1,940,749	Tops Markets #108 — Orchard(2022), Stein Mart #269(2012), LOWES(NOT OWNED)

275	PLATTSBURGH, NY	CONSUMER SQUARE Rt. 3 — CORNELIA ROAD	12901	SC	1993/2004	2004	100.00%	491,506	491,506	3,415,479	Wal-Mart-Sams #6456(2013), Wal-Mart #01-1994(2020), T.J. Maxx #423(2013), PetsMart #1290(2014), Michaels #1555(2011)

276	ROCHESTER, NY (HEN-JEF)	HEN-JEF PLAZA 400 JEFFERSON RD @ HENRIETTA	14620	SC	1983/1993	2004	100.00%	159,517	159,517	1,118,833	City Mattress(2009), Comp USA #1557(2008), PETsMART #773(2008), The Tile Shop(2015)

277	ROCHESTER, NY (PANORAMA)	PANORAMA PLAZA 1601 PENFIELD ROAD	14625	SC	1959/1965/1972/1980/ 1986/1994	2004	20.00%	278,241	278,241	3,439,797	Linens N Things #371(2008), Tops Markets #417(2014)

278	ROCHESTER, NY(HENRIETTA PLAZA)	HENRIETTA PLAZA 1100 JEFFERSON ROAD	14467	SC	1972/1980/1988/1999	2004	100.00%	245,426	245,426	1,926,096	Big Lots #01474 B(2010), Office Depot #2011(2009), Tops Markets #415(2013)

279	ROME, NY (FREEDOM)	FREEDOM PLAZA 205-211 ERIE BOULEVARD WEST	13440	SC	1978/2000/2001	2004	100.00%	161,967	161,967	853,212	Staples the Office Superstore(2015), J.C. Penney #2008(2008), Tops Markets #572(2021)

280	SPRINGVILLE, NY	SPRINGVILLE PLAZA 172 — 218 SOUTH CASCADE DRIVE	14141	SC	1980/1999/2004	2004	100.00%	107,924	107,924	908,715	Tops Markets #233(2023), SALVATION ARMY(2009)

281	TONAWANDA, NY (DEL-TON)	DEL-TON PLAZA 4220 DELAWARE AVENUE	14150	SC	1985/1996	2004	100.00%	55,473	55,473	365,532

282	TONAWANDA, NY (OFFICE DEPOT)	OFFICE DEPOT PLAZA 2309 EGGERT ROAD	14150	SC	1976/1985/1996	2004	100.00%	121,846	121,846	1,093,146	CompUSA Inc., Stores LP. #29-4(2010), Office Depot #398(2011)

283	TONAWANDA, NY (SHER/DELAWARE)	SHERIDAN/DELAWARE PLAZA 1692-1752 SHERIDAN DRIVE	14223	SC	1950/1965/1975/1986/ 2000	2004	100.00%	188,200	188,200	1,352,158	The Bon Ton #63(2010), Bon-Ton Home Store(2010), Tops Markets #239(2020)

284	TONAWANDA, NY (TOPS)	TOPS PLAZA-NIAGARA STREET 150 NIAGARA STREET	14150	SC	1997	2004	10.00%	97,014	97,014	1,236,950	Tops Markets #228(2017)

285	TONAWANDA, NY (TOPS/GANDER MTN	YOUNGMANN PLAZA 750 YOUNG STREET	14150	SC	1985/ 2003	2004	10.00%	310,921	310,921	2,283,467	BJ’s Wholesale Club #6(2010), Big Lots #1629(2012), Gander Mountain Company #251(2015), Tops Markets #226(2021)

286	UTICA, NY (TOPS MOHAWK ST.)	TOPS PLAZA — DOLLAR TREE 1154 MOHAWK STREET	13501	SC	1961/1972/1988/1998	2004	100.00%	191,047	191,047	1,666,513	A.J. Wright #0208(2014), Tops Markets (B) #5(2019)

287	VICTOR, NY	VICTOR SQUARE 2-10 COMMERCE DRIVE	14564	SC	2000	2004	100.00%	56,134	56,134	898,696

288	WARSAW, NY	TOPS PLAZA — WARSAW 2382 ROUTE 19	14569	SC	1998	2004	20.00%	74,105	74,105	711,298	Tops Markets (B) #2 — Warsaw(2015)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 13 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
289	WEST SENECA, NY (HOME DEPOT)	HOME DEPOT PLAZA 1881 RIDGE ROAD	14224	SC	1975/1983/1987/1995	2004	100.00%	139,453	139,453	1,341,122	Home Depot #1231(2016)

290	WEST SENECA, NY (SENECA RIDGE)	SENECA — RIDGE PLAZA 3531 SENECA STREET	14224	SC	1980/1996/2004	2004	100.00%	62,403	62,403	551,570	Sears, Roebuck & Co. #5163(2006)

291	WILLIAMSVILLE, NY	WILLIAMSVILLE PLACE 5395 SHERIDAN DRIVE	14221	SC	1986/1995/2003	2004	100.00%	92,382	92,382	976,749

North Carolina

292	APEX, NC	BEAVER CREEK COMMONS 1335 W WILLIAMS STREET	27502	SC	2005	1 *	100.00%	110,429	439,311	2,249,018	LINEN’S N THINGS #1180(2016), OFFICEMAX(2014), LOWE’S(NOT OWNED), SUPER TARGET(NOT OWNED)

293	ASHEVILLE, NC	RIVER HILLS 299 SWANNANOA RIVER ROAD	28805	SC	1996	2003	14.50%	190,970	190,970	1,996,049	Goody’s 20923 - #123(2007), Carmike Cinemas(2017), Circuit City(2017), Dick’s Sporting Goods #205(2017), Michael’s(2008), Officemax #577(2011)

294	DURHAM, NC	OXFORD COMMONS 3500 OXFORD ROAD	27702	SC	1990/2001	1/2 *	100.00%	203,934	322,200	1,200,993	FOOD LION #747-3(2010), BURLINGTON COAT FACTORY(2007), WAL-MART(NOT OWNED)

295	FAYETTEVILLE, NC	CROSS POINTE CENTRE 5075 MORGANTON ROAD	28314	SC	1985/2003	2003	100.00%	196,279	196,279	1,554,131	Dev Rlty(Ac Mre/Circcty/Stpls)(2012), T.J. Maxx #354(2006), Bed Bath and Beyond #560(2014)

296	HENDERSONVILLE, NC	EASTRIDGE CROSSING 200 THOMPSON STREET	28792	SC	1995/2004	2003	100.00%	88,590	123,587	571,623	EPIC THEATRES(2018), Ingles #112(2009), BIG LOTS(NOT OWNED)

297	INDIAN TRAIL, NC	UNION TOWN CENTER INDEPENDENCE & FAITH CHURCH RD	28079	SC	1999	2004	100.00%	102,360	102,360	886,442	Food Lion #1614(2020)

298	MOORESVILLE, NC	MOORESVILLE CONSUMER SQUARE 355 WEST PLAZA DRIVE	28117	SC	1999	2004	100.00%	405,081	405,081	3,582,441	Wal-Mart #1156(2019), Goodys #322(2010)

299	NEW BERN, NC	RIVERTOWNE SQUARE 3003 CLAREDON BLVD	28561	SC	1989/1999	1/2 *	100.00%	68,130	200,228	594,694	GOODY’S #4(2007), WAL-MART(NOT OWNED)

300	WASHINGTON, NC	PAMLICO PLAZA 536 PAMLICO PLAZA	27889	SC	1990/1999	1/2 *	100.00%	93,527	278,311	525,070	WAL-MART STORES #1354(2009), WAL-MART(NOT OWNED)

301	WAYNESVILLE, NC	LAKESIDE PLAZA 201 PARAGON PARKWAY	28721	SC	1990	2 *	100.00%	181,894	181,894	1,150,876	WAL-MART STORE #1663(2011), FOOD LION #957-2(2011)

302	WILMINGTON, NC	UNIVERSITY CENTRE S. COLLEGE RD & NEW CENTRE DR.	28403	SC	1989/2001	1/2 *	100.00%	411,286	518,134	3,262,272	LOWE’S HOME CENTER #445 -4(2014), OLD NAVY #03841(2006), BED BATH & BEYOND # 418(2012), ROSS DRESS FOR LESS(2012), GOODY’S #175 -4(2006), BADCOCK FURNITURE(2014), SAM’S(NOT OWNED)

North Dakota

303	DICKINSON, ND	PRAIRIE HILLS MALL 1681 THIRD AVENUE	58601	MM	1978	1/2 *	100.00%	266,502	266,502	1,086,633	K MART #9564(2008), HERBERGER’S #330(2010), J.C. PENNEY #1628-7(2008)

Ohio

304	ASHTABULA, OH (TOPS)	TOPS PLAZA — ASHTABULA 1144 WEST PROSPECT ROAD	44004	SC	2000	2004	100.00%	57,874	57,874	900,712	Tops Markets #884(2021)

305	AURORA, OH	BARRINGTON TOWN SQUARE 70-130 BARRINGTON TOWN SQUARE	44202	SC	1996/2004	1 *	100.00%	64,700	159,982	1,360,891	MARQUEE CINEMAS(NOT OWNED), HEINEN’S(NOT OWNED)

306	BELLEFONTAINE, OH	SOUTH MAIN STREET PLAZA 2250 SOUTH MAIN STREET	43311	SC	1995	1998	100.00%	52,399	52,399	445,579	GOODY’S STORE # 314(2010), STAPLES # 1146(2010)

307	BOARDMAN, OH	SOUTHLAND CROSSING I-680 & US ROUTE 224	44514	SC	1997	1 *	100.00%	506,254	511,654	4,117,827	LOWE’S COMPANIES #188(2016), BABIES R US #9254(2009), STAPLES STORE #817(2012), DICKS CLOTHING & SPORTING(2012), WAL-MART STORES #2211(2017), PETSMART #558(2013), GIANT EAGLE # 4075(2018)

308	CANTON, OH (PHASE I & II)	BELDEN PARK CROSSINGS 5496 DRESSLER ROAD	44720	SC	1995/2001/2003	1 *	14.50%	478,106	593,610	5,075,437	AMERICAN SIGNATURE(2011), H.H. GREGG APPLIANCES(2011), JO-ANN STORES #1900(2008), PETSMART #523(2013), DICK’S CLOTHING & SPORTING #64(2010), DSW SHOE WAREHOUSE(2012), KOHL’S DEPARTMENT STORE#239(2016), TARGET(NOT OWNED)

309	CHILLICOTHE, OH	CHILLICOTHE PLACE 867 N BRIDGE STREET	45601	SC	1974/1998	1/2 *	20.00%	105,512	105,512	1,017,930	KROGER #348(2041), OFFICE MAX #617(2013)

310	CHILLICOTHE, OH(LOWES)	CHILLICOTHE PLACE (LOWES) 867 N BRIDGE STREET	45601	SC	1974/1998	1/2 *	100.00%	130,497	130,497	822,132	LOWE’S HOME CENTERS #472-2(2015)

311	CINCINNATI, OH	GLENWAY CROSSING 5100 GLENCROSSING WAY	45238	SC	1990	2 *	100.00%	164,544	164,544	1,290,506	MICHAEL’S(2006)

312	COLUMBUS, OH (CONSUMER SQUARE)	CONSUMER SQUARE WEST COLUMBUS 3630 SOLDANO BLVD	43228	SC	1989/2003	2004	100.00%	356,515	356,515	2,376,306	Office Max #282(2010), Kroger Store #598(2014), Target Stores #T-668(2011)

313	COLUMBUS, OH (DUBLIN VILLAGE)	DUBLIN VILLAGE CENTER 6561-6815 DUBLIN CENTER DRIVE	43017	SC	1987	1998	100.00%	161,571	270,652	1,680,847	AMC THEATRE(2007), MAX SPORTS CENTER(2007), B.J.’S WHOLESALE CLUB(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 14 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
314	COLUMBUS, OH (EASTON MARKET)	EASTON MARKET 3740 EASTON MARKET	43230	SC	1998	1998	100.00%	509,611	509,611	6,024,421	COMPUSA, INC #533(2013), STAPLES, INC. #603(2013), PETSMART, INC. #550(2014), GOLFSMITH GOLF CENTER(2013), MICHAEL’S #9876(2008), DICK’S #410(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND, INC. #195(2014), T.J. MAXX#447(2008)

315	COLUMBUS, OH (LENNOX TOWN)	LENNOX TOWN CENTER 1647 OLENTANGY RIVER ROAD	43212	SC	1997	1998	50.00%	352,913	352,913	3,373,193	TARGET#1058(2016), BARNES & NOBLE#2860(2007), STAPLES #451(2011), AMC THEATRES LENNOX 24(2021)

316	COLUMBUS, OH (SUN CENTER)	SUN CENTER 3622-3860 DUBLIN GRANVILLE RD	43017	SC	1995	1998	79.45%	305,428	305,428	3,562,945	BABIES R US #9242(2011), MICHAEL’S #2873(2013), ASHLEY FURNITURE HOMESTORE(2012), STEIN MART #130(2007), WHOLE FOOD MARKETS(2016), STAPLES #403(2010)

317	DUBLIN, OH (PERIMETER CENTER)	PERIMETER CENTER 6644-6804 PERIMETER LOOP ROAD	43017	SC	1996	1998	100.00%	137,556	137,556	1,523,828	GIANT EAGLE(2014)

318	ELYRIA, OH	ELYRIA SHOPPING CENTER 825 CLEVELAND	44035	SC	1977	1/2 *	100.00%	85,125	85,125	626,445	TOPS MARKETS #811(2010)

319	GALLIPOLIS, OH	GALLIPOLIS MARKETPLACE 2145 EASTERN AVENUE	45631	SC	1998	2003	100.00%	25,950	205,908	346,650	WAL MART(NOT OWNED)

320	GROVE CITY, OH (DERBY SQUARE)	DERBY SQUARE SHOPPING CENTER 2161-2263 STRINGTOWN ROAD	43123	SC	1992	1998	20.00%	128,210	128,210	808,814

321	HAMILTON, OH	H.H. GREGG 1371 MAIN STREET	43450	SC	1986	1998	100.00%	40,000	40,000	230,000	ROUNDY’S(2006)

322	HUBER HTS., OH	NORTH HEIGHTS PLAZA 8280 OLD TROY PIKE	45424	SC	1990	1993	100.00%	163,819	278,376	1,414,287	CUB FOODS(2011), WAL-MART(NOT OWNED)

323	LEBANON, OH	COUNTRYSIDE PLACE 1879 DEERFIELD ROAD	45036	SC	1990/2002	1993	100.00%	17,000	110,480	117,381	WALMART #1407(NOT OWNED), ERB LUMBER(NOT OWNED)

324	MACEDONIA, OH	MACEDONIA COMMONS MACEDONIA COMMONS BLVD.	44056	SC	1994	1994	50.00%	233,639	374,506	3,043,569	FIRST NATL. SUPERMARKETS #826(2018), KOHL’S #235(2016), WAL-MART(NOT OWNED)

325	MACEDONIA, OH (PHASE II)	MACEDONIA COMMONS (PHASE II) 8210 MACEDONIA COMMONS	44056	SC	1999	1 *	100.00%	169,481	169,481	1,601,734	CINEMARK(2019), HOME DEPOT #3824(2020)

326	NORTH OLMSTED, OH	GREAT NORTHERN PLAZA NORTH 25859-26437 GREAT NORTHERN	44070	SC	1958/1998/2003	1997	14.50%	624,587	665,487	7,793,104	BEST BUY #279(2010), DSW(2015), BED BATH & BEYOND, INC. #458(2012), MARSHALLS #267(2008), PETSMART #529(2008), HOME DEPOT #3803(2019), K & G MEN’S COMPANY, INC.(2008), JO-ANN STORES #1923(2009), MARC’S(2012), COMPUSA INC. #577(2008), TOPS SUPERMARKET(NOT OWNED)

327	PATASKALA, OH	VILLAGE MARKET/RITE AID CENTER 78-80 OAK MEADOW DRIVE	43062	SC	1980	1998	100.00%	33,270	33,270	201,200	CARDINAL (GARDNERS/LANCASTER)(2007)

328	PICKERINGTON, OH	SHOPPES AT TURNBERRY 1701-1797 HILL ROAD NORTH	43147	SC	1990	1998	100.00%	59,495	61,872	497,049

329	SOLON, OH	UPTOWN SOLON KRUSE DRIVE	44139	SC	1998	1 *	100.00%	183,255	183,255	2,823,474	MUSTARD SEED MKT & CAFE(2019), BED, BATH AND BEYOND#204(2009), BORDERS #286(2018)

330	STOW, OH	STOW COMMUNITY SHOPPING CENTER KENT ROAD	44224	SC	1997/2000	1 *	100.00%	404,480	506,563	2,889,695	K MART #4264(2006), BED BATH AND BEYOND #360(2011), GIANT EAGLE, INC. #4096(2017), KOHL’S #331(2019), OFFICE MAX #626(2011), BORDERS OUTLET #249(2003), TARGET(NOT OWNED)

331	TIFFIN, OH	TIFFIN MALL 870 WEST MARKET STREET	44883	MM	1980/2004	1/2 *	100.00%	170,868	170,868	781,545	MARQUEE CINEMAS(2018), J.C. PENNEY #324-4(2010)

332	TOLEDO, OH	SPRINGFIELD COMMONS SHOPPING S. HOLLAND-SYLVANIA ROAD	43528	SC	1999	1 *	20.00%	241,129	271,729	2,779,408	KOHL’S #324(2019), GANDER MOUNTAIN, L.L.C.(2014), BED BATH & BEYOND #240(2010), OLD NAVY #03786(2010)

333	TOLEDO, OH (DICKS)	DICKS — TOLEDO 851 WEST ALEXIS ROAD	43612	SC	1995	2004	100.00%	80,160	80,160	501,000	Dicks Sporting Goods #49(2016)

334	WESTLAKE, OH	WEST BAY PLAZA 30100 DETROIT ROAD	44145	SC	1974/1997/2000	1/2 *	100.00%	162,330	162,330	1,380,354	MARC’S #37(2009), K MART #3234(2009)

335	XENIA, OH	WEST PARK SQUARE 1700 WEST PARK SQUARE	45385	SC	1994/1997/2001	1 *	100.00%	104,873	203,282	740,136	KROGER #829(2019), WAL-MART(NOT OWNED)

Oregon

336	PORTLAND, OR	TANASBOURNE TOWN CENTER NW EVERGREEN PKWY & NW RING RD	97006	SC	1995/2001	1996	50.00%	309,617	566,457	5,217,254	LINENS N THINGS(2012), ROSS DRESS FOR LESS #399(2008), BARNES & NOBLE #2748(2011), MICHAEL’S #9887(2009), OFFICE DEPOT-#00954(2010), HAGGAN’S(2021), NORDSTROM(NOT OWNED), TARGET(NOT OWNED), MERVYN’S(NOT OWNED)

Pennsylvania

337	ALLENTOWN, PA (WEST)	WEST VALLEY MARKETPLACE 1091 MILL CREEK ROAD	18106	SC	2001/2004	2003	100.00%	259,277	259,277	2,633,011	Wal-Mart #2641(2021)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 15 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
338	E. NORRITON, PA	KMART PLAZA 2692 DEKALB PIKE	19401	SC	1975/1997	1/2 *	100.00%	173,876	179,376	1,324,809	K MART #3026(2010), BIG LOTS #1713(2010)

339	ERIE (PEACHSTREET), PA	PEACH STREET SQUARE 1902 KEYSTONE DRIVE	16509	SC	1995/1998/2003	1 *	100.00%	557,769	679,074	5,093,274	LOWE’S HOME CTR #226(2015), PETSMART #556(2015), CIRCUIT CITY SUPERSTORE 3744(2020), MEDIA PLAY-4 #8158(2011), KOHL’S-#221-4(2016), WAL-MART STORES #2278(2015), CINEMARK #186(2011), HOME DEPOT(NOT OWNED)

340	ERIE, PA (MARKET)	ERIE MARKETPLACE 6660-6750 PEACH STREET	16509	SC	2003	2003	14.50%	107,537	238,387	1,061,013	Marshalls(2013), Bed Bath & Beyond #447(2013), BABIES R US(2015), TARGET(NOT OWNED)

341	ERIE, PA (TOPS-ERIE)	TOPS PLAZA — ERIE 1520 WEST 25TH STREET	16505	SC	1995	2004	100.00%	99,631	99,631	1,253,532	Tops Markets (B) #602(2016)

342	HANOVER, PA (BJS)	BJS — HANOVER 1785 AIRPORT ROAD SOUTH	18109	SC	1991	2004	100.00%	112,230	112,230	784,631	BJs Wholesale Club #21(2011)

343	MONACA, PA	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999/2004	2003	14.50%	253,110	253,110	2,003,154	Lowe’s #500(2027), Shop N Save(2019)

344	MONACA, PA (CINEMARK)	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999	2003	100.00%	45,479	45,479	698,016	CINEMARK #344(2019)

Puerto Rico

345	ARECIBO, PR (ATLANTICO)	PLAZA DEL ATLANTICO PR #KM 80.3	00612	MM	1980/1993	2005	100.00%	215,409	224,908	3,243,164	K MART #7566(2013), CAPRI DEL ATLANTICO(2013)

346	BAYAMON, PR (PLAZA DEL SOL)	PLAZA DEL SOL RD PR#29 & PR#167, HATO TEJAS	00961	MM	1998/2003/2004	2005	100.00%	526,373	675,594	15,687,641	WAL*MART #2501(2022), OLD NAVY #2185(2007), SCIENCE PARK CINEMA CORP.(2019), BED BATH & BEYOND, STORE #381(2017), HOME DEPOT(NOT OWNED)

347	BAYAMON, PR (REXVILLE PLAZA)	REXVILLE PLAZA PR #167, KM 18.8	00961	SC	1980/2002	2005	100.00%	126,098	132,384	1,313,348	PUEBLO XTRA #156(2009), TIENDAS CAPRI(2013)

348	BAYAMON, PR (RIO HONDO)	RIO HONDO PR #22, PR #167	00961	MM	1982/2001	2005	100.00%	418,482	483,784	10,273,088	TIENDAS CAPRI(2009), MARSHALLS #749(2009), K MART #7570(2013), XTRA #159(2012), RIO HONDO CINEMA(NOT OWNED)

349	CAROLINA, PR (PLAZA ESCORIAL)	PLAZA ESCORIAL CARRETERA #3, KM 6.1	00987	SC	1997	2005	100.00%	385,665	601,535	7,493,575	OFFICEMAX STORE #1117(2015), WAL*MART PUERTO RICO, INC.(2024), BORDERS #482(2017), OLD NAVY(2009), SAM’S WHOLESALE CLUB(2024), HOME DEPOT(NOT OWNED), CARIBBEAN CINEMAS(NOT OWNED)

350	CAYEY, PR (PLAZA CAYEY)	PLAZA CAYEY STATE RD #1 & PR #735	00736	SC	1999/2004	2005	100.00%	261,126	339,840	2,736,157	WAL*MART #2721(2021), CAYEY CINEMA CORP.(NOT OWNED)

351	FAJARDO, PR (PLAZA FAJARDO)	PLAZA FAJARDO ROAD PR #3 INT PR #940	00738	SC	1992	2005	100.00%	245,319	251,319	3,823,351	Wal*Mart #1822(2012), Pueblo Xtra #171(2012)

352	GUAYAMA, PR (PLAZA WAL-MART)	PLAZA WAL-MART ROAD PR #3 KM 135.0	00784	SC	1994	2005	100.00%	163,598	163,598	1,671,794	Wal*Mart #2072(2018)

353	HATILLO, PR (PLAZA DEL NORTE)	PLAZA DEL NORTE ROAD #2,KM 81.9	00659	MM	1992	2005	100.00%	505,849	671,278	10,807,696	Almacenes Pitusa(2003), J.C. Penney #651(2012), Pueblo Xtra #166(2012), Wal*Mart #1854(2012), TOYS R’ US/KID’SRUS(NOT OWNED)

354	HUMACAO, PR (PALMA REAL)	PALMA REAL STATE ROAD #3, KM 78.20	00791	SC	1995	2005	100.00%	340,608	442,614	6,278,867	CAPRI STORES(2011), XTRA/PUEBLO INTERNATIONAL, INC(2020), CINEVISTA THEATRES(2005), WAL*MART #2240(2020), PEP BOYS(NOT OWNED), J C PENNY(NOT OWNED)

355	ISABELA, PR (PLAZA ISABELA)	PLAZA ISABELA STATE RD #2 & #454,KM 111.6	00662	SC	1994	2005	100.00%	238,410	259,016	3,487,046	PUEBLO INTERNATONAL, LLC(2014), WAL-MART PUERTO RICO, INC#2085(2019)

356	SAN GERMAN, PR (CAMINO REAL)	CAMINO REAL STATE RD PR #122	00683	SC	1991	2005	100.00%	22,356	49,172	315,950	PEP BOYS #907(2015)

357	SAN GERMAN, PR (DEL OESTE)	DEL OESTE ROAD PR #2 INT PR #122	00683	SC	1991	2005	100.00%	174,172	184,746	2,259,765	K Mart #3896(2016), Pueblo Xtra #163(2011)

358	SAN JUAN, PR (SENORIAL PLAZA)	SENORIAL PLAZA PR #53 & PR #177	00926	MM	1978/Mutiple	2005	100.00%	168,533	208,993	2,641,857	K MART #9789(2005), PUEBLO EXT(NOT OWNED)

359	VEGA BAJA, PR (PLZA VEGA BAJA)	PLAZA VEGA BAJA ROAD PR #2 INT PR #155	00693	SC	1990	2005	100.00%	174,728	184,938	2,099,309	K Mart Corp #3679(2015), Pueblo Xtra #158(2010)

South Carolina

360	CAMDEN, SC	SPRINGDALE PLAZA 1671 SPRINGDALE DRIVE	29020	SC	1990/2000	1993	100.00%	180,127	363,405	974,749	BELK #227(2015), WAL-MART SUPER CENTER(NOT OWNED)

361	CHARLESTON, SC	ASHLEY CROSSING 2245 ASHLEY CROSSING DRIVE	29414	SC	1991	2003	100.00%	188,883	196,048	1,600,260	Food Lion #933(2011), Wal-Mart #1748(2011)

362	COLUMBIA, SC (HARBISON)	HARBISON COURT HARBISON BLVD	29212	SC	1991	2002	14.50%	259,551	319,040	2,803,976	Barnes & Noble #2688(2011), ROSS DRESS FOR LESS #712(2014), Marshall’s #458(2012), OfficeMax #640(2011), BABIES ‘R’ US #8890(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 16 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
363	MT. PLEASANT, SC	WANDO CROSSING 1500 HIGHWAY 17 NORTH	29465	SC	1992/2000	1995	100.00%	209,139	325,236	1,760,559	OFFICE DEPOT # 2002(2010), T.J. MAXX #780 -3(2007), MARSHALL’S OF MA, INC.(2011), WAL-MART(NOT OWNED)

364	N. CHARLESTON, SC	NORTH POINTE PLAZA 7400 RIVERS AVENUE	29406	SC	1989/2001	2 *	100.00%	294,471	375,451	2,056,239	WAL-MART STORES #1359(2009), OFFICE MAX #342(2007), HELIG MEYERS(NOT OWNED)

365	N. CHARLESTON, SC(N CHARL CTR)	NORTH CHARLESTON CENTER 5900 RIVERS AVENUE	29406	SC	1980/1993	2004	100.00%	235,501	235,501	827,760	Big Lots #00004 B(2009)

366	ORANGEBURG, SC	NORTH ROAD PLAZA 2795 NORTH ROAD	29115	SC	1994/1999	1995	100.00%	50,760	247,434	526,479	GOODY’S #282(2008), WAL-MART(NOT OWNED)

367	S. ANDERSON, SC	CROSSROADS PLAZA 406 HIGHWAY 28 BY-PASS	29624	SC	1990	1994	100.00%	13,600	13,600	52,212

368	SIMPSONVILLE, SC	FAIRVIEW STATION 621 FAIRVIEW ROAD	29681	SC	1990	1994	100.00%	142,080	142,080	836,512	INGLES MARKETS #41(2011), KOHL’S DEPARTMENT STORES #673(2015)

369	UNION, SC	WEST TOWNE PLAZA U.S.HWY 176 BY-PASS #1	29379	SC	1990	1993	100.00%	184,331	184,331	682,890	WAL-MART STORES #629(2009), BELK STORES SERVICES, INC.(2010)

South Dakota

370	WATERTOWN, SD	WATERTOWN MALL 1300 9TH AVENUE	56401	MM	1977	1/2 *	100.00%	240,262	282,262	1,618,879	DUNHAM’S ATHLEISURE(2011), HERBERGER’S #315(2009), J.C. PENNEY #0495-2 -4(2008), HY VEE SUPERMARKET(NOT OWNED)

Tennessee

371	BRENTWOOD, TN	COOL SPRINGS POINTE I-65 AND MOORE’S LANE	37027	SC	1999/2004	2000	14.50%	201,414	201,414	2,572,784	BEST BUY #170(2014), ROSS DRESS FOR LESS #823(2015), LINENS ‘N THINGS #521(2014), DSW SHOE WAREHOUSE #29103(2008)

372	CHATTANOOGA, TN	OVERLOOK AT HAMILTON PLACE 2288 GUNBARREL ROAD	37421	SC	1992/2004	2003	100.00%	214,918	214,918	1,667,711	Best Buy #4720(2014), Hobby Lobby #317(2014), Fresh Market(2014)

373	COLUMBIA, TN	COLUMBIA SQUARE 845 NASHVILLE HIGHWAY	38401	SC	1993	2003	10.00%	68,948	68,948	498,289	KROGER #538(2022)

374	FARRAGUT, TN	FARRAGUT POINTE 11132 KINGSTON PIKE	37922	SC	1991	2003	10.00%	71,311	71,311	472,039	Bi-Lo #367(2011)

375	GOODLETTSVILLE, TN	NORTHCREEK COMMONS 101-139 NORTHCREEK BOULEVARD	37072	SC	1987	2003	20.00%	84,441	84,441	713,689	Kroger #541(2012)

376	HENDERSONVILLE, TN	HENDERSONVILLE LOWE’S 1050LOWE’S ROAD	37075	SC	1999	2003	100.00%	133,144	133,144	1,222,439	Lowe’s(2019)

377	JOHNSON CITY, TN	JOHNSON CITY MARKETPLACE FRANKLIN & KNOB CREEK ROADS	37604	SC	2005	2003	100.00%	0	88,248	352,992	KOHL’S(NOT OWNED)

378	MURFREESBORO, TN (MEMORIAL)	MEMORIAL VILLAGE 710 MEMORIAL BOULEVARD	37130	SC	1993	2003	100.00%	117,750	117,750	700,043	Murfreesboro Athletic Club(2014)

379	MURFREESBORO, TN (TOWNE)	TOWNE CENTRE OLD FORT PARKWAY	37129	SC	1998	2003	14.50%	108,180	390,802	1,310,610	T.J. Maxx #579(2008), Books-A-Million(2009), LOWE’S(NOT OWNED), TOYS R US(NOT OWNED), TARGET(NOT OWNED)

380	NASHVILLE, TN	THE MARKETPLACE CHARLOTTE PIKE	37209	SC	1998	2003	14.50%	167,795	367,879	1,656,161	Lowe’s(2019), WAL MART(NOT OWNED)

Texas

381	AUSTIN, TX	SHOPS AT TECH RIDGE CENTER RIDGE DRIVE	78728	SC	2003	2003	24.75%	281,231	570,469	3,832,657	ROSS DRESS FOR LESS #706(2014), LINEN N THINGS #291(2014), HOBBY LOBBY #306(2018), TOYS R US(NOT OWNED), SUPER TARGET(NOT OWNED), CHICK-FIL-A(NOT OWNED)

382	FRISCO, TX	FRISCO MARKETPLACE 7010 PRESTON ROAD,	75035	SC	2003	2003	100.00%	19,759	106,343	630,026	KOHL’S(NOT OWNED)

383	FT. WORTH, TX	EASTCHASE MARKET SWC EASTCHASE PKWY & I-30	76112	SC	1995	1996	50.00%	205,017	385,039	2,096,546	UNITED ARTISTS THEATRE #33306(2012), PETSMART #182(2011), ROSS DRESS FOR LESS #351-1(2011), TARGET(NOT OWNED), TOYS R US(NOT OWNED), OFFICE DEPOT(NOT OWNED)

384	IRVING, TX	MACARTHUR MARKETPLACE MARKET PLACE BOULEVARD	75063	SC	2004	2003	14.50%	146,941	598,651	1,484,789	OFFICE MAX(2014), KOHL’S(NOT OWNED), SAM’S CLUB(NOT OWNED), WAL MART(NOT OWNED)

385	LEWISVILLE, TX (LAKEPOINTE)	LAKEPOINTE CROSSINGS S STEMMONS FREEWAY	75067	SC	1991	2002	14.50%	311,039	567,069	3,578,296	99 CENTS ONLY STORE(2009), THE ROOMSTORE #1055(2007), PETsMART #176(2009), BEST BUY #258(2010), ACADEMY SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), TOYS R’ US(NOT OWNED), CONN’S APPLIANCE(NOT OWNED), GARDEN RIDGE(NOT OWNED)

386	MCKINNEY, TX	MCKINNEY MARKETPLACE US HWY 75 & EL DORADO PKWY	75070	SC	2000	2003	100.00%	118,970	183,813	1,275,522	Kohl’s #416(2021), ALBERTSON’S(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 17 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
387	MESQUITE, TX	THE MARKETPLACE AT TOWN CENTER SOUTHBOUND FRONTAGE RD I 635	75150	SC	2001	2003	100.00%	164,625	260,775	1,950,936	Linen ‘N Things #267(2013), Michael’s(2012), Ross Dress For Less #603(2013), KOHL’S(NOT OWNED)

388	SAN ANTONIO, TX (BANDERA PT)	BANDERA POINT NORTH STATE LOOP 1604/BANDERA ROAD	78227	SC	2001/2002	1 *	100.00%	278,706	887,896	4,305,092	T.J. MAXX #0808(2011), LINENS ‘N THINGS # 594(2012), OLD NAVY #6499(2011), ROSS DRESS FOR LESS #509(2012), BARNES & NOBLE # 2055(2011), TARGET(NOT OWNED), LOWE’S(NOT OWNED), KOHL’S(NOT OWNED), CHUCK E CHEESE(NOT OWNED), CHUCK E CHEESE(NOT OWNED), CREDIT UNION(NOT OWNED), RAQUETBALL & FITNESS(NOT OWNED)

389	SAN ANTONIO, TX (INGRAM)	INGRAM PARK 6157 NW LOOP 410	78238	FO	1985	2005	50.00%	76,597	76,597	422,000	MERVYN’S(2020)

390	SAN ANTONIO, TX (WESTOVER)	WESTOVER MARKETPLACE SH 151@LOOP 410	78209	SC	2005	1 *	10.00%	94,811	100,311	1,186,867	SPORTSMAN WAREHOUSE(2015), ROSS DRESS FOR LESS(2016)

Utah

391	LOGAN, UT	FAMILY PLACE @ LOGAN 400 NORTH STREET	84321	SC	1975	1998	100.00%	19,200	44,200	208,422	RITE AID(NOT OWNED)

392	MIDVALE, UT	FAMILY CENTER AT FORT UNION 50 900 EAST FT UNION BLVD	84047	SC	1973/2000	1998	100.00%	661,469	661,469	7,957,510	BABIES R US #9568(2014), OFFICE MAX #126(2007), SMITH’S FOOD & DRUGS#85(2024), MEDIA PLAY #8122(2016), BED BATH & BEYOND #198(2014), ROSS DRESS FOR LESS #502(2011), WAL-MART STORES #2207(2015), MERVYN’S(2020)

393	OGDEN, UT	FAMILY CENTER AT OGDEN 5-POINT 21-129 HARRISVILLE ROAD	84404	SC	1977	1998	100.00%	162,316	162,316	700,461	HARMONS(2012)

394	OREM, UT	FAMILY CENTER AT OREM 1300 SOUTH STREET	84058	SC	1991	1998	100.00%	150,667	281,931	1,595,890	KIDS R US # 1347(2011), MEDIA PLAY #8120(2015), OFFICE DEPOT #538(2008), JO-ANN FABRICS AND CRAFTS#1756(2012), R.C. WILLEY(NOT OWNED)

395	RIVERDALE, UT	FAMILY CENTER AT RIVERDALE 510 1050 WEST RIVERDALE ROAD	84405	SC	1995/2003	1998	100.00%	590,313	596,198	4,606,122	MEIER & FRANK(2011), OFFICE MAX #76(2008), GART SPORTS #326(2012), SPORTMAN’S WAREHOUSE(2009), TARGET SUPERSTORE #1753(2017), MEDIA PLAY(2016), CIRCUIT CITY#3349(2016)

396	RIVERDALE, UT (WEBER)	FAMILY CENTER @ RIVERDALE 526 1050 WEST RIVERDALE ROAD	84405	SC	2005	1 *	100.00%	35,347	35,347	335,796	JO-ANN FABRIC(2015)

397	SALT LAKE CITY, UT (33RD)	FAMILY PLACE @ 33RD SOUTH 3300 SOUTH STREET	84115	SC	1978	1998	100.00%	34,209	34,209	257,735

398	TAYLORSVILLE, UT	FAMILY CENTER AT MIDVALLEY 503 5600 SOUTH REDWOOD	84123	SC	1982/2003	1998	100.00%	746,890	818,890	7,313,232	SHOPKO #085(2014), Jo-Ann Stores #2074(2015), GART SPORTS #324(2017), 24 HOUR FITNESS(2017), BED, BATH & BEYOND #270(2015), ROSS DRESS FOR LESS #658(2014), HOME USA WAREHOUSE(2012), MEDIA PLAY #8121(2015), OFFICE MAX #127(2008), CIRCUIT CITY #3353(2016), PETSMART #168(2012), HARMONS SUPERSTORE(NOT OWNED)

Vermont

399	BERLIN, VT	BERLIN MALL 282 BERLIN MALL RD., UNIT #28	05602	MM	1986/1999	2 *	100.00%	174,515	174,515	1,618,394	WAL-MART STORES #2682(2014), J.C. PENNEY #2342(2009)

Virginia

400	CHESTER, VA	BERMUDA SQUARE 12607-12649 JEFFERSON DAVIS	23831	SC	1978	2003	100.00%	116,310	116,310	1,194,313	Ukrop’s(2008)

401	FAIRFAX, VA	FAIRFAX TOWNE CENTER 12210 FAIRFAX TOWNE CENTER	22033	SC	1994	1995	14.50%	253,392	253,392	4,749,241	SAFEWAY #1431(2019), T.J. MAXX #106(2009), TOWER RECORDS #822(2009), BED, BATH & BEYOND #65(2010), UNITED ARTISTS #33191(2014)

402	LYNCHBURG, VA	CANDLERS STATION 3700 CANDLERS MOUNTAIN ROAD	24502	SC	1990	2003	100.00%	270,765	337,765	2,059,252	Goody’s #174(2008), Movies 10 #113(2015), Circuit City(2009), Staples #0319(2013), T.J. Maxx #797(2009), TOYS “R” US(NOT OWNED)

403	LYNCHBURG, VA (FAIRVIEW)	FAIRVIEW SQUARE 2215 FLORIDA AVENUE	24501	SC	1992	2004	100.00%	85,209	85,209	338,736	Food Lion #992(2012)

404	MARTINSVILLE, VA	LIBERTY FAIR MALL 240 COMMONWEALTH BOULEVARD	24112	MM	1989/1997	1/2 *	50.00%	435,057	479,256	2,791,507	GOODY’S #166(2006), BELK/LEGGETTS(2009), J.C. PENNEY #3010(2009), SEARS #2094 -4(2009), OFFICEMAX #744(2012), KROGER #R-350(2017), MCDONALD’S(NOT OWNED)

405	MIDLOTHIAN, VA	GENITO CROSSING HULL STREET ROAD	23112	SC	1985	2003	100.00%	79,407	79,407	694,854	Food Lion #299(2010)

406	PULASKI, VA	MEMORIAL SQUARE 1000 MEMORIAL DRIVE	24301	SC	1990	1993	100.00%	143,299	143,299	871,398	WAL-MART STORES #1652(2011), FOOD LION #799-2(2011)

407	WINCHESTER, VA	APPLE BLOSSOM CORNERS 2190 S. PLEASANT VALLEY	22601	SC	1990/1997	2 *	20.00%	240,560	240,560	2,418,902	MARTIN’S FOOD STORE #78(2040), KOHL’S #283(2018), OFFICE MAX #844(2012), BOOKS-A-MILLION #954(2008)

Washington

408	EVERETT, WA	PUGET PARK 520 128TH STREET SW	98204	SC	1981	2001	20.00%	41,065	88,961	508,522	ALBERTSON’S(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Run Date: 02/07/2006 Time: 2:49:11PM Page 18 of 18 Quarter: 4Q05
Retail Property List*

					Year		DDR	Owned	Owned/Unowned	Total
			Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
409	KIRKLAND, WA	TOTEM LAKES UPPER TOTEM LAKES BOULEVARD	98034	SC	1999/2004	2004	20.00%	227,210	273,189	2,757,176	GUITAR CENTER(2007), ROSS DRESS FOR LESS(2010), COMPUSA(2006), RITE AID(NOT OWNED)

West Virginia

410	BARBOURSVILLE, WV	BARBOURSVILLE CENTER 5-13 MALL ROAD	25504	SC	1985	1998	100.00%	70,900	133,396	388,625	DISCOUNT EMPORIUM(2006), GOODY’S(2014), VALUE CITY(NOT OWNED)

Wisconsin

411	BROOKFIELD, WI (CARX)	SW OF BROOKFIELD (CARX) NORTH 124TH STREET AND WEST CA	53005	SC	1967	2003	100.00%	7,420	7,420	133,560

412	BROOKFIELD, WI (SW)	SHOPPERS WORLD OF BROOKFIELD NORTH 124TH STREET AND WEST CA	53005	SC	1967	2003	14.50%	182,722	190,142	1,385,163	T.J. Maxx #202(2010), Marshall’s Mega Store # 737(2009), Officemax #16(2010), Burlington Coat Factory #112(2007)

413	BROWN DEER, WI (CENTER)	BROWN DEER CENTER NORTH GREEN BAY ROAD	53209	SC	1967	2003	14.50%	266,716	266,716	1,938,013	Kohl’s #44(2023), Michael’s(2012), Officemax #17(2010), T.J. Maxx/Burlington#201(2007), Old Navy #3792(2012)

414	BROWN DEER, WI (MARKET)	MARKET PLACE OF BROWN DEER NORTH GREEN BAY ROAD	53209	SC	1989	2003	14.50%	143,372	143,372	1,175,761	Marshall’s Mega Store #736(2009), Pick ‘N Save #6867(2010)

415	MILWAUKEE, WI	POINT LOOMIS SOUTH 27TH STREET	53221	SC	1962	2003	100.00%	160,533	160,533	707,571	Kohl’s #43(2007), Pick ‘N Save # 6845(2007)

416	WEST ALLIS, WI (WEST)	WEST ALLIS CENTER WEST CLEVELAND AVE. AND S. 108	53214	SC	1968	2003	100.00%	246,081	259,981	1,421,496	Kohl’s #41(2008), Marshall’s Mega Store #738(2009), Pick ‘N Save #6846(2008)
							Grand Total:	73,917,921	99,063,656	818,244,251

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Property Listing 7.1
Does Not Include Service Merchandise Interests

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Investor Information
Developers Diversified Realty
www.ddr.com
3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: (216) 755-5500
Fax: (216) 755-1500
Board of Directors
Scott A. Wolstein, Chief Executive Officer & Chairman of the Board, Developers Diversified Realty
Dean S. Adler, Principal, Lubert-Adler Partners, L.P.
Terrance R. Ahern, Principal, The Townsend Group

Mohsen Anvari, Dean of School of Business Administration, University of San Diego
Robert H. Gidel, Managing Partner, Liberty Partners, L.P.
Victor B. MacFarlane, Managing Principal, MacFarlane Partners
Craig Macnab, Chief Executive Officer, Commercial Net Lease Realty
Scott D. Roulston, Managing Partner, Fairport Asset Management, LLC
Barry A. Sholem, Principal, MDS Capital, L.P.
William B. Summers Jr., Non-Executive Chairman, McDonald Investments, Inc.

Officers
Scott A. Wolstein, Chief Executive Officer & Chairman of the Board
David M. Jacobstein, President & Chief Operating Officer
Daniel B. Hurwitz, Senior Executive Vice President & Chief Investment
Officer
Joan U. Allgood, Executive Vice President, Corporate Transactions and Governance
Richard E. Brown, Executive Vice President of Real Estate Operations
Timothy J. Bruce, Executive Vice President of Development
William H. Schafer, Executive Vice President and Chief Financial Officer
Robin R. Walker-Gibbons, Executive Vice President of Leasing
David Dieterle, Senior Vice President of Leasing — Southeast Region
Steven M. Dorsky, Senior Vice President of Leasing — Northern Region
Anthony L. Vodicka, Senior Vice President of Leasing — Western Region Managing Partner, Liberty Partners, LP
Nan Zieleniec, Senior Vice President of Human Resources

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2005

Investor Information (Continued)

Research Coverage

Citigroup Smith Barney
Michael Bilerman	(212) 816-1383
David Carlisle	(212) 816-1382

Deutsche Bank Securities
Lou Taylor	(212) 250-4912
Chris Capolongo	(212) 250-7726

AG Edwards
David AuBuchon	(314) 955-5452

Goldman Sachs
Jay Habermann	(917) 343-4260
Dennis Maloney	(212) 902-1970

Green Street Advisors
Greg Andrews	(949) 640-8780
Thomas Youn	(949) 640-8780

Hilliard Lyons
Tony Howard	(502) 588-1142

KeyBanc Capital Markets
Richard Moore	(216) 443-2815
Mike Salinsky	(216) 563-2348

Lehman Brothers
David Harris	(212) 526-1790
Alexander Goldfarb	(212) 526-5232

Research Coverage, continued

Merrill Lynch
Steve Sakwa	(212) 449-0335
Craig Schmidt	(212) 449-1944

JP Morgan
Michael Mueller	(212) 622-6689
Joe Dazio	(212) 622-6416

Morgan Stanley
Matthew Ostrower	(212) 761-6284
Mick Chiang	(212) 761-6385

Prudential Equity Group
Jamie Feldman	(212) 778-1724
Michael Gorman	(212) 778-1417

Wachovia Securities
Jeff Donnelly	(617) 603-4262
Eric Rothman	(617) 603-4263

Transfer Agent
National City Bank
Corporate Trust Operations
P.O. Box 92301
Cleveland, Ohio 44193-0900
1-800-622-6757

Investor Relations
Michelle Dawson
VP of Investor Relations
Phone: (216) 755-5455
Fax: (216) 755-1455
Email: mdawson@ddr.com